UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Edward C. Wood III 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	6/30

Date of reporting period:	12/31/09

Item 1.  Reports to Shareholders.

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS

Van Kampen

American Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93		I Shares since 2/07/06	R Shares since 3/20/07
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges	w/o sales charges
Since Inception	8.48%	8.08%	7.89%	7.89%	7.70%	7.70%	1.16%	-5.26%
10-year	2.91	2.30	2.40	2.40	2.21	2.21	N/A	N/A
5-year	3.51	2.30	3.21	2.97	2.75	2.75	N/A	N/A
1-year	39.19	31.18	39.00	34.00	38.22	37.22	39.60	38.91
6-month	28.70	21.32	28.55	23.55	28.19	27.19	28.87	28.59
Gross Expense Ratio	1.41%		2.16%		2.16%		1.19%	1.70%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund's fiscal year end as outlined in the fund's current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund's average daily net assets for Class A shares and up to 1.00 percent per year of the fund's average daily net assets for Class B and C shares. The since inception and 10-year return for Class B shares reflects its conversion into Class A shares eight years after purchase. Class R shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares are offered without any upfront or deferred sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent per year of the fund's average daily net assets. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report

For the six-month period ended December 31, 2009

Market Conditions

In the second half of 2009, the stock market continued to rally from the low in mid-March as investors gained increasing confidence in the economic recovery. The market's advance was sustained by a number of factors, including:

•  The rate of decline in some economic indicators continued to slow, bolstering hopes that the worst had past. However, while conditions were becoming "less bad," the economy and market still faced many headwinds, most notably unemployment rates continuing to hover near 10 percent and the weak real estate market.

•  Corporate earnings continued to reflect improvement relative to expectations. The improvements, however, were generally attributable to aggressive cost cutting rather than growth in real demand.

•  An uptick in merger and acquisition activity and initial public offerings contributed further to positive investor sentiment.

•  Weakness in the U.S. dollar also supported the market's rise as cheaper-priced goods in the U.S. bolstered exports.

In this environment, the Russell Midcap® Value Index, the Fund's benchmark, was up 30.05 percent for the six-month period.

Performance Analysis

All share classes of Van Kampen American Value Fund underperformed the Russell Midcap® Value Index (the "Index") for the six months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended December 31, 2009

Class A	Class B	Class C	Class I	Class R	Russell Midcap® Value Index
28.70%	28.55%	28.19%	28.87%	28.59%	30.05%

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

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Although the Fund had positive performance in all sectors for the period under review, the Fund's return lagged that of the Index on a relative basis largely due to the following factors:

•  An underweight in the financials sector was the primary detractor from relative performance. Since mid-March, financial stocks rebounded from their earlier dramatic decline. The portfolio's exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector (such as banks and diversified financials) did. The Fund's underexposure was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence.

•  Underweight positions in the economically sensitive energy and materials sectors also diminished relative performance. These sectors performed well as the economy began to show signs of stabilization and oil prices rose. Although the Fund's energy holdings (primarily in exploration and production stocks) performed well, the portfolio's smaller exposure to the sector overall dampened its full participation in the sector's strong performance. In the materials sector, the Fund's lack of exposure to the paper industry was particularly detrimental.

However, other positions contributed positively to relative performance.

•  Stock selection in the technology sector bolstered relative results as one of the Fund's largest holdings appreciated strongly on acquisition news.

•  Stock selection in consumer staples added to relative gains. In particular, the Fund held a cosmetics company that saw improving sales in its international business, and its stock price was rewarded.

•  In the utilities sector, stock selection drove positive relative performance. The portfolio's focus on regulated utility companies was advantageous as colder weather in the final months of the year helped this segment perform well.

Market Outlook

Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery—or at least stabilization—began to emerge. Although cautiously optimistic, we are guarded as post the rally, valuations are relatively less compelling and other challenges continue. We remain concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers' market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value

3

with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

We seek to find out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving), may take the form of growth or consolidation within an industry/sector, or could be a management change—or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) will be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward protecting our investors' downside, while offering our investors the potential opportunity to outperform the market.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 12/31/09 (Unaudited)
Pentair, Inc.	4.1%
Goodrich Corp.	3.9
Zebra Technologies Corp., Class A	3.7
Avery Dennison Corp.	3.7
Beckman Coulter, Inc.	3.6
Fidelity National Information Services, Inc.	3.2
Snap On, Inc.	3.2
Brookdale Senior Living, Inc.	3.1
Willis Group Holdings Ltd.	3.0
Valspar Corp.	2.9
Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
Insurance Brokers	5.4%
Electric Utilities	4.4
Industrial Machinery	4.1
Computer Hardware	4.0
Aerospace & Defense	3.9
Office Electronics	3.7
Office Services & Supplies	3.7
Asset Management & Custody Banks	3.7
Property & Casualty Insurance	3.7
Health Care Equipment	3.6
Data Processing & Outsourcing Services	3.2
Household Appliances	3.2
Healthcare	3.1
Specialty Chemicals	2.9
Multi-Utilities	2.6
Food Distributors	2.4
Packaged Foods & Meats	2.4
Oil & Gas Storage & Transportation	2.3
Electronic Manufacturing Services	2.3
Oil & Gas Equipment & Services	2.3
Motorcycle Manufacturers	2.2
Electronic Equipment Manufacturers	2.2
Paper Packaging	2.1
Investment Banking & Brokerage	2.1
Housewares & Specialties	2.1
Building Products	2.1
Health Care Facilities	2.0
Auto Parts & Equipment	2.0
Regional Banks	2.0
(continued on next page)

5

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
(continued from previous page)
Oil & Gas Exploration & Production	1.9%
Personal Products	1.7
Diversified Banks	1.6
Diversified Chemicals	1.5
Thrifts & Mortgage Finance	1.2
Health Care Distributors	1.0
Restaurants	0.9
Retail Regional Malls	0.8
Integrated Oil & Gas	0.5
Total Long-Term Investments	96.8
Total Repurchase Agreements	3.4
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

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Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/09	12/31/09	7/1/09-12/31/09
Class A
Actual	$1,000.00	$1,286.95	$8.01
Hypothetical	1,000.00	1,018.20	7.07
(5% annual return before expenses)
Class B
Actual	1,000.00	1,285.48	9.39
Hypothetical	1,000.00	1,016.99	8.29
(5% annual return before expenses)
Class C
Actual	1,000.00	1,281.91	12.25
Hypothetical	1,000.00	1,014.47	10.82
(5% annual return before expenses)
Class I
Actual	1,000.00	1,288.70	6.58
Hypothetical	1,000.00	1,019.46	5.80
(5% annual return before expenses)
Class R
Actual	1,000.00	1,285.93	9.45
Hypothetical	1,000.00	1,016.94	8.34
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.39%, 1.63%, 2.13%, 1.14% and 1.64% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited)

Description	Number of Shares	Value
Common Stocks 96.8%
Aerospace & Defense 3.9%
Goodrich Corp.	355,210	$22,822,243
Asset Management & Custody Banks 3.7%
Invesco Ltd. (Bermuda)	252,206	5,924,319
Northern Trust Corp.	305,615	16,014,226
		21,938,545
Auto Parts & Equipment 2.0%
Lear Corp. (a)	172,900	11,694,956
Building Products 2.1%
Lennox International, Inc.	311,400	12,157,056
Computer Hardware 4.0%
Diebold, Inc.	584,350	16,624,757
Teradata Corp. (a)	214,000	6,726,020
		23,350,777
Data Processing & Outsourcing Services 3.2%
Fidelity National Information Services, Inc.	814,800	19,098,912
Diversified Banks 1.6%
Comerica, Inc.	315,000	9,314,550
Diversified Chemicals 1.5%
PPG Industries, Inc.	153,300	8,974,182
Electric Utilities 4.4%
Edison International, Inc.	391,800	13,626,804
Great Plains Energy, Inc.	647,800	12,560,842
		26,187,646
Electronic Equipment Manufacturers 2.2%
Agilent Technologies, Inc. (a)	413,600	12,850,552
Electronic Manufacturing Services 2.3%
Flextronics International Ltd. (Singapore) (a)	1,872,976	13,691,455
Food Distributors 2.4%
Sysco Corp.	517,300	14,453,362
Health Care Distributors 1.0%
Henry Schein, Inc. (a)	115,400	6,070,040
Health Care Equipment 3.6%
Beckman Coulter, Inc.	325,380	21,292,867

See Notes to Financial Statements
10

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Health Care Facilities 2.0%
HEALTHSOUTH Corp. (a)	644,210	$12,091,822
Healthcare 3.1%
Brookdale Senior Living, Inc. (a)	1,008,262	18,340,286
Household Appliances 3.2%
Snap-On, Inc.	451,400	19,076,164
Housewares & Specialties 2.1%
Newell Rubbermaid, Inc.	819,790	12,305,048
Industrial Machinery 4.1%
Pentair, Inc.	756,930	24,448,839
Insurance Brokers 5.4%
Marsh & McLennan Cos., Inc.	625,856	13,818,900
Willis Group Holdings Ltd. (Bermuda)	681,300	17,972,694
		31,791,594
Integrated Oil & Gas 0.5%
Hess Corp.	52,480	3,175,040
Investment Banking & Brokerage 2.1%
Charles Schwab Corp.	673,600	12,677,152
Motorcycle Manufacturers 2.2%
Harley-Davidson, Inc.	512,061	12,903,937
Multi-Utilities 2.6%
Wisconsin Energy Corp.	303,140	15,105,466
Office Electronics 3.7%
Zebra Technologies Corp., Class A (a)	778,900	22,089,604
Office Services & Supplies 3.7%
Avery Dennison Corp.	603,000	22,003,470
Oil & Gas Equipment & Services 2.3%
Smith International, Inc.	503,800	13,688,246
Oil & Gas Exploration & Production 1.9%
Pioneer Natural Resources Co.	232,500	11,199,525
Oil & Gas Storage & Transportation 2.3%
El Paso Corp.	1,394,910	13,711,965

See Notes to Financial Statements
11

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Packaged Foods & Meats 2.4%
ConAgra Foods, Inc.	608,120	$14,017,166
Paper Packaging 2.1%
Sonoco Products Co.	433,700	12,685,725
Personal Products 1.7%
Estee Lauder Cos., Inc., Class A	204,860	9,907,030
Property & Casualty Insurance 3.7%
ACE Ltd. (Switzerland) (a)	329,838	16,623,835
Aspen Insurance Holdings Ltd. (Bermuda)	198,029	5,039,838
		21,663,673
Regional Banks 2.0%
BB&T Corp.	458,900	11,642,293
Restaurants 0.9%
Darden Restaurants, Inc.	153,100	5,369,217
Retail Regional Malls 0.8%
Weingarten Realty Investors	242,200	4,793,138
Specialty Chemicals 2.9%
Valspar Corp.	628,830	17,066,446
Thrifts & Mortgage Finance 1.2%
Washington Federal, Inc.	354,400	6,854,096
Total Long-Term Investments 96.8% (Cost $591,258,704)		572,504,085

Repurchase Agreements 3.4%
Banc of America Securities ($7,673,076 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $7,673,085)	7,673,076
JPMorgan Chase & Co. ($12,434,455 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $12,434,455)	12,434,455
State Street Bank & Trust Co. ($259,469 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $259,469)	259,469
Total Repurchase Agreements 3.4% (Cost $20,367,000)	20,367,000

See Notes to Financial Statements
12

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Value

Total Investments 100.2% (Cost $611,625,704)	$592,871,085
Liabilities in Excess of Other Assets (0.2%)	(1,322,122)
Net Assets 100.0%	$591,548,963

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value.

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in an Asset Position
Common Stocks
Aerospace & Defense	$22,822,243	$—	$—	$22,822,243
Asset Management & Custody Banks	21,938,545	—	—	21,938,545
Auto Parts & Equipment	11,694,956	—	—	11,694,956
Building Products	12,157,056	—	—	12,157,056
Computer Hardware	23,350,777	—	—	23,350,777
Data Processing & Outsourcing Services	19,098,912	—	—	19,098,912
Diversified Banks	9,314,550	—	—	9,314,550
Diversified Chemicals	8,974,182	—	—	8,974,182
Electric Utilities	26,187,646	—	—	26,187,646
Electronic Equipment Manufacturers	12,850,552	—	—	12,850,552
Electronic Manufacturing Services	13,691,455	—	—	13,691,455
Food Distributors	14,453,362	—	—	14,453,362
Health Care Distributors	6,070,040	—	—	6,070,040
Health Care Equipment	21,292,867	—	—	21,292,867
Health Care Facilities	12,091,822	—	—	12,091,822

See Notes to Financial Statements
13

Van Kampen American Value Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Healthcare	$18,340,286	$—	$—	$18,340,286
Household Appliances	19,076,164	—	—	19,076,164
Housewares & Specialties	12,305,048	—	—	12,305,048
Industrial Machinery	24,448,839	—	—	24,448,839
Insurance Brokers	31,791,594	—	—	31,791,594
Integrated Oil & Gas	3,175,040	—	—	3,175,040
Investment Banking & Brokerage	12,677,152	—	—	12,677,152
Motorcycle Manufacturers	12,903,937	—	—	12,903,937
Multi-Utilities	15,105,466	—	—	15,105,466
Office Electronics	22,089,604	—	—	22,089,604
Office Services & Supplies	22,003,470	—	—	22,003,470
Oil & Gas Equipment & Services	13,688,246	—	—	13,688,246
Oil & Gas Exploration & Production	11,199,525	—	—	11,199,525
Oil & Gas Storage & Transportation	13,711,965	—	—	13,711,965
Packaged Foods & Meats	14,017,166	—	—	14,017,166
Paper Packaging	12,685,725	—	—	12,685,725
Personal Products	9,907,030	—	—	9,907,030
Property & Casualty Insurance	21,663,673	—	—	21,663,673
Regional Banks	11,642,293	—	—	11,642,293
Restaurants	5,369,217	—	—	5,369,217
Retail Regional Malls	4,793,138	—	—	4,793,138
Specialty Chemicals	17,066,446	—	—	17,066,446
Thrifts & Mortgage Finance	6,854,096	—	—	6,854,096
Repurchase Agreements	—	20,367,000	—	20,367,000
Total Investments in an Asset Position	$572,504,085	$20,367,000	$—	$592,871,085

See Notes to Financial Statements
14

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $611,625,704)	$592,871,085
Cash	759
Receivables:
Investments Sold	1,688,732
Dividends	968,986
Fund Shares Sold	590,644
Interest	2
Other	119,546
Total Assets	596,239,754
Liabilities:
Payables:
Fund Shares Repurchased	1,985,494
Investments Purchased	1,370,003
Investment Advisory Fee	359,785
Distributor and Affiliates	151,307
Directors' Deferred Compensation and Retirement Plans	205,880
Accrued Expenses	618,322
Total Liabilities	4,690,791
Net Assets	$591,548,963
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,875,000,000 shares authorized)	$766,469,394
Accumulated Undistributed Net Investment Income	(126,818)
Net Unrealized Depreciation	(18,754,619)
Accumulated Net Realized Loss	(156,038,994)
Net Assets	$591,548,963
Maximum Offering Price Per Share:
Class A Shares: Net Asset value and redemption price per share (Based on net assets of $488,225,592 and 21,823,540 shares of beneficial interest issued and outstanding)	$22.37
Maximum sales charge (5.75%* of offering price)	1.36
Maximum offering price to public	$23.73
Class B Shares: Net asset value and offering price per share (Based on net assets of $37,077,657 and 1,818,879 shares of beneficial interest issued and outstanding)	$20.38
Class C Shares: Net asset value and offering price per share (Based on net assets of $41,089,228 and 2,026,655 shares of beneficial interest issued and outstanding)	$20.27
Class I Shares: Net asset value and offering price per share (Based on net assets of $17,368,807 and 773,583 shares of beneficial interest issued and outstanding)	$22.45
Class R Shares: Net asset value and offering price per share (Based on net assets of $7,787,679 and 347,996 shares of beneficial interest issued and outstanding)	$22.38

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
15

Van Kampen American Value Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Dividends	$5,284,573
Interest	12,200
Total Income	5,296,773
Expenses:
Investment Advisory Fee	2,012,541
Distribution (12b-1) and Service Fees
Class A	581,586
Class B	87,471
Class C	192,005
Class R	13,664
Transfer Agent Fees	831,758
Reports to Shareholders	136,582
Accounting and Administrative Expenses	55,478
Registration Fees	46,465
Professional Fees	44,557
Directors' Fees and Related Expenses	20,718
Custody	15,964
Other	15,868
Total Expenses	4,054,657
Net Investment Income	$1,242,116
Realized and Unrealized Gain/Loss:
Net Realized Gain	$24,435,673
Unrealized Appreciation/Depreciation:
Beginning of the Period	(127,483,762)
End of the Period	(18,754,619)
Net Unrealized Appreciation During the Period	108,729,143
Net Realized and Unrealized Gain	$133,164,816
Net Increase in Net Assets from Operations	$134,406,932

See Notes to Financial Statements
16

Van Kampen American Value Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2009	For The Year Ended June 30, 2009
From Investment Activities:
Operations:
Net Investment Income	$1,242,116	$4,508,398
Net Realized Gain/Loss	24,435,673	(180,018,056)
Net Unrealized Appreciation/Depreciation During the Period	108,729,143	(26,945,794)
Change in Net Assets from Operations	134,406,932	(202,455,452)
Distributions from Net Investment Income:
Class A Shares	(1,552,520)	(3,354,586)
Class B Shares	(87,480)	(292,557)
Class C Shares	(18,617)	(131,560)
Class I Shares	(64,067)	(79,379)
Class R Shares	(11,960)	(19,053)
	(1,734,644)	(3,877,135)
Distributions from Net Realized Gain:
Class A Shares	-0-	(5,547,348)
Class B Shares	-0-	(487,479)
Class C Shares	-0-	(512,025)
Class I Shares	-0-	(101,420)
Class R Shares	-0-	(46,806)
	-0-	(6,695,078)
Total Distributions	(1,734,644)	(10,572,213)
Net Change in Net Assets from Investment Activities	132,672,288	(213,027,665)
From Capital Transactions:
Proceeds from Shares Sold	69,971,305	124,866,921
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,598,623	9,725,881
Cost of Shares Repurchased	(88,448,856)	(195,307,987)
Net Change in Net Assets from Capital Transactions	(16,878,928)	(60,715,185)
Total Increase/Decrease in Net Assets	115,793,360	(273,742,850)
Net Assets:
Beginning of the Period	475,755,603	749,498,453
End of the Period (Including accumulated undistributed net investment income of $(126,818) and $365,710, respectively)	$591,548,963	$475,755,603

See Notes to Financial Statements
17

Van Kampen American Value Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$17.44		$24.18	$34.55	$28.46	$24.91	$22.13
Net Investment Income (a)	0.05		0.16	0.12	0.15	0.07	0.00 (b)
Net Realized and Unrealized Gain/Loss	4.95		(6.54)	(5.01)	7.63	3.48	2.78
Total from Investment Operations	5.00		(6.38)	(4.89)	7.78	3.55	2.78
Less:
Distributions from Net Investment Income	0.07		0.14	0.14	0.10	-0-	-0-
Distributions from Net Realized Gain	-0-		0.22	5.34	1.59	-0-	-0-
Total Distributions	0.07		0.36	5.48	1.69	-0-	-0-
Net Asset Value, End of the Period	$22.37		$17.44	$24.18	$34.55	$28.46	$24.91
Total Return* (c)	28.70	%**	–26.17%	–16.43%	28.00%	14.25%	12.56%
Net Assets at End of the Period (In millions)	$488.2		$398.5	$633.1	$674.6	$390.9	$246.7
Ratio of Expenses to Average Net Assets*	1.39%		1.41%	1.25%	1.25%	1.29%	1.37%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.51%		0.90%	0.43%	0.47%	0.25%	(0.01%)
Portfolio Turnover	31	%**	60%	65%	80%	61%	82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A	N/A	N/A	N/A	1.37%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	N/A	N/A	N/A	(0.01%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Amount is less than $.01.

(c)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
18

Van Kampen American Value Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009		2008		2007		2006		2005
Net Asset Value, Beginning of the Period	$15.89		$22.11		$32.11		$26.71		$23.35		$20.91
Net Investment Income/Loss (a)	0.02		0.14		0.02		(0.08)		0.04		(0.17)
Net Realized and Unrealized Gain/Loss	4.52		(6.00)		(4.59)		7.14		3.32		2.61
Total from Investment Operations	4.54		(5.86)		(4.57)		7.06		3.36		2.44
Less:
Distributions from Net Investment Income	0.05		0.14		0.09		0.07		-0-		-0-
Distributions from Net Realized Gain	-0-		0.22		5.34		1.59		-0-		-0-
Total Distributions	0.05		0.36		5.43		1.66		-0-		-0-
Net Asset Value, End of the Period	$20.38		$15.89		$22.11		$32.11		$26.71		$23.35
Total Return* (b)	28.55	%(c)**	–26.22	%(c)	–16.70	%(c)	27.10	%(c)	14.39	%(c)	11.72%
Net Assets at End of the Period (In millions)	$37.1		$31.6		$53.9		$88.1		$85.1		$139.6
Ratio of Expenses to Average Net Assets*	1.63	%(c)	1.48	%(c)	1.59	%(c)	1.97	%(c)	1.28	%(c)	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.26	%(c)	0.82	%(c)	0.08	%(c)	(0.26	%)(c)	0.16	%(c)	(0.78%)
Portfolio Turnover	31	%**	60%		65%		80%		61%		82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A		N/A		N/A		2.13%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A		N/A		N/A		(0.78%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

N/A=Not Applicable

See Notes to Financial Statements
19

Van Kampen American Value Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009		2008	2007		2006		2005
Net Asset Value, Beginning of the Period	$15.82		$22.03		$32.05	$26.67		$23.51		$21.05
Net Investment Income/Loss (a)	(0.02)		0.03		(0.09)	(0.08)		(0.14)		(0.17)
Net Realized and Unrealized Gain/Loss	4.48		(5.96)		(4.59)	7.12		3.30		2.63
Total from Investment Operations	4.46		(5.93)		(4.68)	7.04		3.16		2.46
Less:
Distributions from Net Investment Income	0.01		0.06		-0-	0.07		-0-		-0-
Distributions from Net Realized Gain	-0-		0.22		5.34	1.59		-0-		-0-
Total Distributions	0.01		0.28		5.34	1.66		-0-		-0-
Net Asset Value, End of the Period	$20.27		$15.82		$22.03	$32.05		$26.67		$23.51
Total Return* (b)	28.19	%(c)**	–26.68	%(c)	–17.09%	27.06	%(c)	13.39	%(c)	11.73%
Net Assets at End of the Period (In millions)	$41.1		$33.4		$54.5	$70.1		$56.7		$57.5
Ratio of Expenses to Average Net Assets*	2.13	%(c)	2.11	%(c)	2.00%	2.00	%(c)	2.03	%(c)	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.23	%)(c)	0.19	%(c)	(0.33%)	(0.28	%)(c)	(0.54	%)(c)	(0.78%)
Portfolio Turnover	31	%**	60%		65%	80%		61%		82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A	N/A		N/A		2.13%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A	N/A		N/A		(0.78%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

N/A=Not Applicable

See Notes to Financial Statements
20

Van Kampen American Value Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Six Months Ended December 31,		Year Ended June 30,			February 7, 2006 (Commencement of Operations) to
	2009		2009	2008	2007	June 30, 2006
Net Asset Value, Beginning of the Period	$17.50		$24.27	$34.65	$28.49	$27.92
Net Investment Income (a)	0.09		0.21	0.18	0.22	0.09
Net Realized and Unrealized Gain/Loss	4.96		(6.58)	(5.00)	7.65	0.48
Total from Investment Operations	5.05		(6.37)	(4.82)	7.87	0.57
Less:
Distributions from Net Investment Income	0.10		0.18	0.22	0.12	-0-
Distributions from Net Realized Gain	-0-		0.22	5.34	1.59	-0-
Total Distributions	0.10		0.40	5.56	1.71	-0-
Net Asset Value, End of the Period	$22.45		$17.50	$24.27	$34.65	$28.49
Total Return (b)	28.87	%*	–25.99%	–16.24%	28.35%	2.01%*
Net Assets at End of the Period (In millions)	$17.4		$8.1	$6.9	$0.9	$0.05
Ratio of Expenses to Average Net Assets	1.14%		1.19%	1.02%	1.01%	1.06%
Ratio of Net Investment Income to Average Net Assets	0.83%		1.23%	0.67%	0.69%	0.87%
Portfolio Turnover	31	%*	60%	65%	80%	61%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements
21

Van Kampen American Value Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class R Shares	Six Months Ended December 31,		Year Ended June 30,		March 20, 2007 (Commencement of Operations) to
	2009		2009	2008	June 30, 2007
Net Asset Value, Beginning of the Period	$17.44		$24.19	$34.55	$31.71
Net Investment Income (a)	0.03		0.12	0.06	0.01
Net Realized and Unrealized Gain/Loss	4.95		(6.55)	(5.01)	2.84
Total from Investment Operations	4.98		(6.43)	(4.95)	2.85
Less:
Distributions from Net Investment Income	0.04		0.10	0.07	0.01
Distributions from Net Realized Gain	-0-		0.22	5.34	-0-
Total Distributions	0.04		0.32	5.41	0.01
Net Asset Value, End of the Period	$22.38		$17.44	$24.19	$34.55
Total Return (b)	28.59	%*	–26.36%	–16.65%	9.00%*
Net Assets at End of the Period (In millions)	$7.8		$4.1	$1.1	$0.1
Ratio of Expenses to Average Net Assets	1.64%		1.70%	1.51%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.32%		0.73%	0.20%	0.10%
Portfolio Turnover	31	%*	60%	65%	80%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements
22

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B.  Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or

23

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

24

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $60,563,581, which will expire on June 30, 2017.

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$611,762,796
Gross tax unrealized appreciation	$46,091,436
Gross tax unrealized depreciation	(64,983,147)
Net tax unrealized depreciation on investments	$(18,891,711)

F.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows:

Distributions paid from:
Ordinary income	$3,877,135
Long-term capital gain	6,695,078
$10,572,213

As of June 30, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income .	$553,471

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G.  Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	0.72%
Over $1 billion	0.65%

25

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

The Adviser has voluntarily agreed to reimburse the Fund for all expenses as a percent of average daily net assets in excess of 1.50%, 2.25%, 2.25%, 1.25% and 1.75% for classes A, B, C, I and R, respectively. For the six months ended December 31, 2009, the Adviser did not waive any of its investment advisory fees or other expenses. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time.

For the six months ended December 31, 2009, the Fund recognized expenses of approximately $10,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $41,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $192,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of approximately $113,200 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $39,677.

For the six months ended December 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $67,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $31,100. Sales charges do not represent expenses of the Fund.

26

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

3.  Capital Transactions

For the six months ended December 31, 2009 and the year ended June 30, 2009, transactions were as follows:

	For The Six Months Ended December 31, 2009		For The Year Ended June 30, 2009
	Shares	Value	Shares	Value
Sales:
Class A	2,527,328	$52,727,801	5,439,511	$99,651,907
Class B	130,115	2,450,531	374,016	6,191,233
Class C	141,693	2,669,169	222,543	3,534,556
Class I	403,950	8,447,761	514,668	8,822,300
Class R	171,069	3,676,043	318,691	6,666,925
Total Sales	3,374,155	$69,971,305	6,869,429	$124,866,921
Dividend Reinvestment:
Class A	68,753	$1,447,639	517,033	$8,295,507
Class B	4,335	83,584	50,864	734,711
Class C	882	16,365	40,054	565,111
Class I	1,841	39,099	4,204	65,694
Class R	565	11,936	4,138	64,858
Total Dividend Reinvestment	76,376	$1,598,623	616,293	$9,725,881
Repurchases:
Class A	(3,627,105)	$(75,186,079)	(9,283,397)	$(163,011,073)
Class B	(302,946)	(5,726,368)	(873,618)	(14,113,849)
Class C	(226,966)	(4,246,718)	(625,272)	(9,893,421)
Class I	(97,120)	(2,025,533)	(338,666)	(5,841,316)
Class R	(60,552)	(1,264,158)	(131,469)	(2,448,328)
Total Repurchases	(4,314,689)	$(88,448,856)	(11,252,422)	$(195,307,987)

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $164,216,598 and $191,205,031 respectively.

5.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to 0.50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly

All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent

27

Van Kampen American Value Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC

6.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Significant Event

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the "Transaction"). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund's Board of Directors (the "Board") has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the "Acquiring Fund"), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the "Reorganization"). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

8.  Accounting Pronouncement

On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

28

Van Kampen American Value Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606-4301

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products

(continued on next page)

Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with

(continued on next page)

Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

453, 553, 653, 658, 353
MSAVSAN 02/10
IU10-00685P-Y12/09

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS

Van Kampen

Emerging Markets Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

	A Shares since 7/6/94		B Shares since 8/1/95		C Shares since 7/6/94		I Shares since 4/6/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	6.31%	5.91%	7.04%	7.04%	5.54%	5.54%	4.92%
10-year	6.91	6.28	6.28	6.28	6.13	6.13	—
5-year	13.27	11.94	12.40	12.23	12.40	12.40	—
1-year	69.51	59.73	68.25	63.25	68.19	67.19	70.08
6-month	29.66	22.25	29.11	24.11	29.13	28.13	29.85
Gross Expense Ratio	2.22%		2.97%		2.97%		1.85%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund's fiscal year-end as outlined in the fund's current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund's average daily net assets for Class A shares and up to 1.00 percent per year of the fund's average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 22 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report

For the six-month period ended December 31, 2009

Market Conditions

In 2009 emerging markets equities rebounded from an unprecedented collapse in global financial markets and significant declines in economic activity. The asset class, as measured by the MSCI Emerging Markets Index, posted a 31.24 percent return in the second half of 2009 to finish with a 78.51 percent return for the year overall. A healthy banking system across several emerging market countries, strong corporate and government balance sheets, a low interest rate environment, strong current account and fiscal balances, and positive economic momentum from China helped boost commodity prices and equity performance in all regions. On a regional basis, Latin America was the top performer during the period, followed by the Europe, Middle East and Africa (EMEA) region and Asia.

Performance Analysis

All share classes of Van Kampen Emerging Markets Fund underperformed the MSCI Emerging Markets Index (the "Index") for the six months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended December 31, 2010

Class A	Class B	Class C	Class I	MSCI Emerging Markets Index
29.66%	29.11%	29.13%	29.85%	31.24%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund's relative underperformance during the period was primarily driven by the following factors:

•  Stock selection in Taiwan and an underweight allocation to Brazil detracted from performance. Throughout the year, the Fund remained underweight Brazil, whose equity index is dominated by the materials and energy sectors. Energy is a late cyclical that tends to perform well in the mature stages of a boom. However, this time the move in commodity prices has been overly anticipatory, in our view. Global excess liquidity has flowed into commodity funds at record levels, driving up the prices of the underlying commodities. That said, we believe there is a disconnect between the price of oil and underlying fundamentals. Demand for oil is highly sensitive to global growth. Oil investories are at a decade high and oil demand is down significantly. Thus, with growth in the U.S. and the developed world slowing down, oil demand should decrease, in our view. The portfolio

2

remains underweight highly cyclical companies dependent on a global growth recovery.

•  On a sector basis, stock selection in the materials sector and an underweight allocation there also dampened relative returns.

However, relative performance during the period was buoyed by other positions.

•  The Fund benefited from an overweight allocation to Indonesia and stock selection there.

•  Overweight allocations to Poland and Turkey also contributed positively to performance.

•  Stock selection in South Africa, Russia and India were additive to performance.

•  On a sector basis, relative gains came from an overweight to the consumer discretionary sector and stock selection within financials.

Market Outlook

Extremely high correlations are a symptom of a global boom-bust environment. Correlations between different economies and various financial asset classes that peaked at the height of the financial turmoil in the autumn of 2008 have fallen and we believe will continue to trend lower from here. We expect differentiation among markets based on local factors will matter once more. Within emerging markets, more capital will likely flow to countries that have shown greater resilience on a fundamental basis. Among sectors, materials and energy will likely remain tied to the global macro environment, but consumer stocks with exposure to emerging markets should show steady growth given the relatively low consumer leverage in many developing countries. There is a risk that rising inflation in emerging markets will result in central bank tightening in many countries. Therefore, we continue to position the portfolio in names that we believe may perform well in stable and weaker market conditions. In particular, we are decreasing the overweight to financials and increasing our positions in sectors such as consumer staples and telecommunications.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 12/31/09 (Unaudited)
Samsung Electronics Co., Ltd.	2.6%
Vale SA - ADR	2.3
China Construction Bank Corp., Class H	2.1
Hon Hai Precision Industry Co., Ltd	1.9
America Movil SAB de CV - ADR	1.9
Itau Unibanco Banco Multiplo SA	1.9
Infosys Technologies Ltd.	1.6
Taiwan Semiconductor Manufacturing Co., Ltd.	1.5
Naspers Ltd., Class N	1.5
MTN Group Ltd.	1.4
Top Five Industries as of 12/31/09 (Unaudited)
Diversified Banks	21.4%
Integrated Oil & Gas	6.8
Wireless Telecommunication Services	5.6
Semiconductors	5.1
Diversified Metals & Mining	3.1
Summary of Investments by Country Classification as of 12/31/09 (Unaudited)
China	14.5%
Brazil	13.1
Republic of Korea (South Korea)	12.0
India	9.9
Republic of China (Taiwan)	9.3
South Africa	5.8
Mexico	4.7
Russia	4.4
Indonesia	3.4
Poland	3.2
Turkey	2.5
Thailand	2.3
Cayman Islands	2.0
Hungary	1.5
Czech Republic	1.5
Egypt	1.4
Bermuda	1.2
United Kingdom	1.0
Malaysia	1.0
Netherlands	0.7
(continued on next page)

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Summary of Investments by Country Classification as of 12/31/09 (Unaudited)
(continued from previous page)
Israel	0.5%
Republic of Mauritius	0.3
Philippines	0.2
Total Long-Term Investments	96.4
Total Repurchase Agreements	3.9
Total Investments	100.3
Foreign Currency	0.1
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/09	12/31/09	7/1/09-12/31/09
Class A
Actual	$1,000.00	$1,296.60	$11.92
Hypothetical (5% annual return before expenses)	1,000.00	1,014.82	10.46
Class B
Actual	1,000.00	1,291.07	16.23
Hypothetical (5% annual return before expenses)	1,000.00	1,011.04	14.24
Class C
Actual	1,000.00	1,291.35	16.23
Hypothetical (5% annual return before expenses)	1,000.00	1,011.04	14.24
Class I
Actual	1,000.00	1,298.45	10.49
Hypothetical (5% annual return before expenses)	1,000.00	1,016.08	9.20

*  Expenses are equal to the Fund's annualized expense ratio of 2.06, 2.81%, 2.81% and 1.81% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited)

Description	Number of Shares	Value
Common Stocks 93.1%
Bermuda 1.2%
GOME Electrical Appliances Holdings Ltd. (a)	13,889,820	$4,980,149
Brazil 11.0%
Banco Bradesco SA—ADR	139,300	3,046,491
BM&F BOVESPA SA	211,600	1,470,588
BRF-Brasil Foods SA—ADR (a)	1,500	78,555
Companhia Brasileira de Meios de Pagamento	359,200	3,130,648
Companhia de Bebidas das Americas—ADR	38,900	3,932,401
Itau Unibanco Banco Multiplo SA—ADR	336,071	7,675,862
Lojas Arapua SA—GDR (a) (b) (c) (d)	24,635	-0-
MRV Engenharia e Participacoes SA	279,300	2,229,554
Net Servicos de Comunicacao SA—ADR (a)	2,800	37,884
PDG Realty SA	203,700	1,998,917
Perdigao SA (a)	161,046	4,214,762
Petroleo Brasileiro SA—ADR	125,553	5,563,945
Ultrapar Participacoes SA—ADR	1,600	75,040
Vale SA—ADR	383,049	9,543,482
Vivo Participacoes SA—ADR	71,300	2,210,300
		45,208,429
Cayman Islands 2.0%
Belle International Holdings Ltd.	1,594,000	1,841,293
China Dongxiang Group Co.	1,084,500	833,057
China Resources Land Ltd.	418,000	940,938
China Zhongwang Holdings Ltd. (a)	2,290,400	1,827,192
Hengan International Group Co., Ltd.	123,000	910,433
Sany Heavy Equipment International Holdings Co., Ltd. (a)	891,000	1,127,339
Want Want China Holdings Ltd.	1,235,000	861,355
		8,341,607
China 14.5%
Bank of China Ltd., Class H	4,826,000	2,583,890
Beijing Enterprises Holdings Ltd.	377,500	2,714,168
China Citic Bank, Class H	3,386,000	2,864,492
China Communication Services Corp., Ltd., Class H	202,000	98,792
China Construction Bank Corp., Class H	9,953,000	8,471,819
China Life Insurance Co., Ltd., Class H	1,134,000	5,549,039
China Longyuan Power Group Corp., Class H (a)	527,000	682,421
China Mobile Hong Kong Ltd.	426,000	3,970,795
China Oilfield Services Ltd., Class H	1,202,000	1,425,989
China Pacific Insurance Group Co., Ltd., Class H (a)	527,000	2,100,279
China Petroleum & Chemical Corp., Class H	5,960,000	5,262,432
China Resources Power Holdings Co., Ltd.	1,152,100	2,279,524
Dongfeng Motor Group Co., Ltd., Class H	2,339,000	3,329,259

See Notes to Financial Statements
9

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
China (Continued)
Fushan International Energy Group Ltd.	1,980,000	$1,907,825
Industrial & Commercial Bank of China Ltd., Class H	6,061,000	4,973,996
PetroChina Co., Ltd., Class H	2,592,000	3,088,092
Ping An Insurance Co. of China Ltd., Class H	364,000	3,156,782
Shanghai Industrial Holdings Ltd.	745,000	3,780,257
Tsingtao Brewery Co., Ltd.	174,000	960,626
		59,200,477
Czech Republic 1.5%
CEZ AS	21,416	1,004,637
Komercni Banka AS	17,762	3,786,369
Telefonica O2 Czech Republic AS	50,310	1,143,745
		5,934,751
Egypt 1.4%
Commercial International Bank	313,531	3,118,073
Orascom Construction Industries—GDR	8,025	362,390
Orascom Construction Industries	21,584	962,782
Telecom Egypt	413,022	1,376,086
		5,819,331
Hungary 1.5%
MOL Hungarian Oil and Gas Nyrt (a)	25,499	2,274,661
OTP Bank Nyrt (a)	53,207	1,509,077
Richter Gedeon Nryt	10,712	2,424,837
		6,208,575
India 9.2%
Asian Paints Ltd.	28,732	1,104,974
Bharat Heavy Electricals Ltd.	38,631	1,986,419
Colgate-Palmolive India Ltd.	58,684	830,488
Deccan Chronicle Holdings Ltd.	302,680	1,069,974
Dr. Reddy's Laboratories Ltd.	50,521	1,239,703
Glenmark Pharmaceuticals Ltd.	238,932	1,413,775
Godrej Consumer Products Ltd.	161,312	903,155
GVK Power & Infrastructure Ltd. (a)	1,067,343	1,058,249
HDFC Bank Ltd.	129,217	4,701,280
Hero Honda Motors Ltd.	67,711	2,483,368
Hindalco Industries Ltd.	425,469	1,451,240
Hindustan Construction Co.	363,031	1,132,494
Hindustan Petroleum Corp. Ltd.	114,939	964,805
Hindustan Unilever Ltd.	132,384	748,817
IndusInd Bank Ltd.	408,400	1,255,674
Infosys Technologies Ltd.	115,458	6,425,459
ITC Ltd.	141,800	759,263
Jaiprakash Associates Ltd.	596,463	1,864,954
KSK Energy Ventures Ltd. (a)	264,000	1,135,941

See Notes to Financial Statements
10

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
India (Continued)
Marico Ltd.	293,300	$649,931
Nestle India Ltd.	11,919	653,482
Tata Motors Ltd.	101,498	1,715,967
Wipro Ltd.	100,947	1,470,062
Yes Bank Ltd. (a)	133,700	758,337
		37,777,811
Indonesia 3.4%
Astra International Tbk	692,800	2,544,933
Bank Central Asia Tbk	4,948,000	2,543,851
Bank Rakyat Indonesia	2,126,500	1,718,255
Bumi Resources Tbk	4,984,000	1,286,957
Indocement Tunggal Prakarsa Tbk	716,500	1,045,295
Indofood Sukses Makmur Tbk	4,605,500	1,727,067
Perusahaan Gas Negara	3,382,500	1,396,966
Telekomunikasi Indonesia	1,841,000	1,842,211
		14,105,535
Israel 0.5%
Check Point Software Technologies Ltd. (a)	54,992	1,863,129
Malaysia 1.0%
Bumiputra Commerce Holdings Bhd	482,700	1,809,455
Sime Darby Bhd	680,800	1,782,929
Tenaga Nasional Bhd	169,300	414,418
		4,006,802
Mexico 4.7%
America Movil SAB de CV—ADR	164,180	7,713,177
Fomento Economico Mexicano SA de CV—ADR	97,300	4,658,724
Grupo Financiero Banorte SAB de CV	1,028,400	3,708,906
Grupo Televisa SA—ADR	150,000	3,114,000
		19,194,807
Netherlands 0.7%
X5 Retail Group NV—GDR (a)	94,721	3,020,282
Philippines 0.2%
Metro Pacific Investments Corp. (a)	13,251,000	745,491
Poland 3.2%
Bank Handlowy w Warszawie SA (a)	43,697	1,067,814
Bank Pekao SA (a)	18,143	1,022,873
Bank Zachodni WBK SA (a)	19,203	1,260,224
Cyfrowy Polsat SA	114,549	543,468
Polski Koncern Naftowy Orlen SA (a)	202,623	2,378,936

See Notes to Financial Statements
11

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Poland (Continued)
Powszechna Kasa Oszczednosci Bank Polski SA	312,815	$4,114,647
Telekomunikacja Polska SA	515,236	2,838,772
		13,226,734
Republic of China (Taiwan) 9.3%
Acer, Inc.	903,922	2,700,423
AU Optronics Corp.	2,401,770	2,898,015
Cathay Financial Holding Co., Ltd. (a)	1,841,200	3,411,536
China Steel Corp.	2,168,000	2,227,657
Fubon Financial Holding Co., Ltd. (a)	1,836,000	2,237,070
High Tech Computer Corp.	71,100	809,189
Hon Hai Precision Industry Co., Ltd.	1,675,610	7,882,415
Lite-On Technology Corp.	852,000	1,274,079
Siliconware Precision Industries Co.	1,042,000	1,399,833
Taishin Financial Holdings Co., Ltd. (a)	2,606,000	1,017,013
Taiwan Fertilizer Co., Ltd.	572,000	2,023,242
Taiwan Semiconductor Manufacturing Co., Ltd.	3,163,120	6,345,019
Wistron Corp.	1,019,046	1,968,113
Yuanta Financial Holding Co., Ltd.	2,771,000	2,019,612
		38,213,216
Republic of Korea (South Korea) 11.5%
Amorepacific Corp.	2,285	1,831,869
Cheil Communications, Inc.	6,836	1,843,796
Cheil Industries, Inc.	31,881	1,549,475
Hyundai Engineering & Construction Co., Ltd.	30,762	1,862,123
Hyundai Mobis	14,140	2,062,511
KB Financial Group, Inc. (a)	60,432	3,082,817
Kia Motors Corp. (a)	46,898	802,490
Korea Exchange Bank	85,400	1,062,911
LG Chem Ltd.	20,606	4,020,005
LG Dacom Corp.	30,110	458,516
LG Display Co., Ltd.	59,830	2,020,095
LG.Philips LCD Co., Ltd.—ADR	31,600	534,988
NCSoft Corp.	8,600	1,091,762
NHN Corp. (a)	14,568	2,405,558
OCI Co., Ltd.	7,637	1,435,972
Samsung Electronics Co., Ltd.	15,728	10,741,956
Samsung Fire & Marine Insurance Co., Ltd.	9,683	1,653,700
Shinhan Financial Group Co., Ltd. (a)	101,066	3,752,954
Shinsegae Co., Ltd.	3,611	1,666,900
SSCP Co., Ltd. (a)	65,080	448,486
Woongjin Coway Co., Ltd.	79,560	2,623,109
		46,951,993

See Notes to Financial Statements
12

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Republic of Mauritius 0.3%
Golden Agri-Resources Ltd. (a)	3,449,000	$1,241,812
Russia 4.4%
LUKOIL—ADR	94,701	5,304,659
Polyus Gold Co.—ADR	54,957	1,478,326
Rosneft Oil Co.—GDR (a)	310,672	2,614,034
RusHydro (a)	10,513,986	396,041
RusHydro—ADR (a)	230,774	871,718
Sberbank of Russian Federation	1,127,754	3,154,055
Vimpel-Communications—ADR	109,169	2,029,452
Wimm-Bill-Dann Foods OJSC—ADR (a)	94,816	2,259,465
		18,107,750
South Africa 5.8%
Anglo Platinum Ltd. (a)	28,210	3,006,342
AngloGold Ashanti Ltd.	26,300	1,065,483
AngloGold Ashanti Ltd.—ADR	70	2,813
Impala Platinum Holdings Ltd.	142,800	3,882,035
Imperial Holdings Ltd.	102,000	1,218,924
Kumba Iron Ore Ltd.	24,649	1,009,742
MTN Group Ltd.	363,610	5,784,802
Naspers Ltd., Class N	150,990	6,127,340
Tiger Brands Ltd.	72,483	1,678,101
		23,775,582
Thailand 2.3%
Bangkok Bank Public Co., Ltd.	9,300	32,514
Bangkok Bank Public Co., Ltd.—NVDR	677,500	2,358,527
Banpu PCL—NVDR	67,200	1,162,761
Kasikornbank Public Co., Ltd.	556,000	1,448,086
Kasikornbank Public Co., Ltd.—NVDR	191,500	486,567
PTT Exploration & Production Public Co., Ltd.	208,900	918,289
PTT Public Co., Ltd.	94,900	697,710
Siam Cement PCL—NVDR	112,300	788,354
Siam Commercial Bank Public Co., Ltd.	568,600	1,481,301
		9,374,109
Turkey 2.5%
Akbank TAS	223,485	1,413,552
Anadolu Efes Biracilik ve Malt Sanayii AS	136,241	1,526,490
Coca-Cola Icecek, AS, Class C	72,750	730,621
Turk Telekomunikasyon AS	211,454	643,600
Turkcell Iletisim Hizmetleri AS	195,279	1,374,212
Turkiye Garanti Bankasi AS	543,909	2,310,262
Turkiye Halk Bankasi AS	117,905	938,797
Turkiye Is Bankasi AS, Class C	276,899	1,167,048
		10,104,582

See Notes to Financial Statements
13

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United Kingdom 1.0%
SABMiller PLC	138,761	$4,055,941
Total Common Stocks 93.1%		381,458,895
Preferred Stocks 2.6%
Brazil 2.1%
Banco Bradesco SA	42,700	924,131
Banco Nacional SA (a) (b) (c)	19,271,000	-0-
Companhia Vale do Rio Doce	8,916	220,806
Itau Unibanco Banco Multiplo SA	41,277	934,123
Lojas Arapua SA (a) (b) (c)	31,632,300	-0-
Net Servicos de Comunicacao SA (a)	145,911	1,988,642
Petroleo Brasileiro SA	137,748	2,920,103
Ultrapar Participacoes SA	35,140	1,636,848
		8,624,653
Republic of Korea (South Korea) 0.5%
Samsung Electronics Co., Ltd.	4,954	2,238,805
Total Preferred Stocks 2.6%		10,863,458
Underlying Fund 0.7%
India 0.7%
Morgan Stanley Growth Fund (e)	2,195,167	2,705,148
Total Long-Term Investments 96.4% (Cost $299,236,068)		395,027,501

Repurchase Agreements 3.9%
Banc of America Securities ($5,997,711 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $5,997,718)	5,997,711
JPMorgan Chase & Co. ($9,719,474 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $9,719,474)	9,719,474
State Street Bank & Trust Co. ($202,815 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $202,815)	202,815
Total Repurchase Agreements 3.9% (Cost $15,920,000)	15,920,000

See Notes to Financial Statements
14

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Value
Total Investments 100.3% (Cost $315,156,068)	$410,947,501
Foreign Currency 0.1% (Cost $200,159)	214,703
Liabilities in Excess of Other Assets (0.4%)	(1,487,262)
Net Assets 100.0%	$409,674,942

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $316,951,049.

(a)  Non-income producing security.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c)  Security has been deemed illiquid

(d)  144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)  The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

See Notes to Financial Statements
15

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Fair Value Measurements:

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value.

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets
Investments in an Asset Position
Common and Preferred Stocks
Diversified Banks	$14,431,259	$73,124,785	$—	$87,556,044	21.4%
Integrated Oil & Gas	8,177,979	19,547,657	—	27,725,636	6.8
Wireless Telecommunication Services	11,952,928	11,129,808	—	23,082,736	5.6
Semiconductors	—	20,725,613	—	20,725,613	5.1
Diversified Metals & Mining	9,543,482	3,359,066	—	12,902,548	3.1
Life & Health Insurance	—	12,117,357	—	12,117,357	3.0
Packaged Foods & Meats	2,338,020	9,134,767	—	11,472,787	2.8
Broadcasting & Cable TV	3,114,000	8,115,982	—	11,229,982	2.7
Brewers	3,932,401	6,543,057	—	10,475,458	2.6
Industrial Conglomerates	—	10,142,308	—	10,142,308	2.5
Other Diversified Financial Services	2,705,148	5,727,270	—	8,432,418	2.1
Integrated Telecommunication Services	—	8,401,722	—	8,401,722	2.1
Precious Metals & Minerals	—	8,366,703	—	8,366,703	2.0
IT Consulting & Other Services	—	7,895,521	—	7,895,521	1.9
Electronic Manufacturing Services	—	7,882,415	—	7,882,415	1.9
Automobile Manufacturers	—	6,676,682	—	6,676,682	1.6
Construction & Engineering	—	6,146,982	—	6,146,982	1.5
Computer Hardware	—	5,477,725	—	5,477,725	1.3
Electronic Equipment Manufacturers	534,988	4,918,110	—	5,453,098	1.3
Soft Drinks	4,658,724	730,621	—	5,389,345	1.3
Pharmaceuticals	—	5,078,315	—	5,078,315	1.2
Computer & Electronics Retail	—	4,980,149	—	4,980,149	1.2
Electric Utilities	871,718	4,009,285	—	4,881,003	1.2
Commodity Chemicals	—	4,468,491	—	4,468,491	1.1
Homebuilding	—	4,228,471	—	4,228,471	1.0
Personal Products	—	4,222,721	—	4,222,721	1.0
Steel	—	3,458,206	—	3,458,206	0.8
Oil & Gas Refining & Marketing	—	3,343,741	—	3,343,741	0.8
Data Processing & Outsourced Services	—	3,130,648	—	3,130,648	0.8
Food Retail	46,617	2,973,665	—	3,020,282	0.7
Independent Power Producers & Energy Traders	—	2,961,945	—	2,961,945	0.7

See Notes to Financial Statements
16

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets
Common and Preferred Stocks (Continued)
Construction & Farm Machinery & Heavy Trucks	$—	$2,843,306	$—	$2,843,306	0.7%
Housewares & Specialties	—	2,623,109	—	2,623,109	0.6
Motorcycle Manufacturers	—	2,483,368	—	2,483,368	0.6
Coal & Consumable Fuels	—	2,449,718	—	2,449,718	0.6
Internet Software & Services	—	2,405,558	—	2,405,558	0.6
Apparel, Accessories & Luxury Goods	—	2,382,531	—	2,382,531	0.6
Multi-Line Insurance	—	2,100,279	—	2,100,279	0.5
Auto Parts & Equipment	—	2,062,511	—	2,062,511	0.5
Fertilizers & Agricultural Chemicals	—	2,023,242	—	2,023,242	0.5
Heavy Electrical Equipment	—	1,986,419	—	1,986,419	0.5
Systems Software	1,863,129	—	—	1,863,129	0.5
Advertising	—	1,843,796	—	1,843,796	0.5
Apparel Retail	—	1,841,293	—	1,841,293	0.5
Construction Materials	—	1,833,649	—	1,833,649	0.5
Hypermarkets & Super Centers	—	1,666,900	—	1,666,900	0.4
Property & Casualty Insurance	—	1,653,700	—	1,653,700	0.4
Household Products	—	1,651,972	—	1,651,972	0.4
Automotive Retail	—	1,636,848	—	1,636,848	0.4
Diversified Chemicals	—	1,435,972	—	1,435,972	0.4
Oil & Gas Drilling	—	1,425,989	—	1,425,989	0.3
Gas Utilities	—	1,396,966	—	1,396,966	0.3
Computer Storage & Peripherals	—	1,274,079	—	1,274,079	0.3
Agricultural Products	—	1,241,812	—	1,241,812	0.3
Air Freight & Logistics	—	1,218,924	—	1,218,924	0.3
Specialty Chemicals	—	1,104,974	—	1,104,974	0.3
Home Entertainment Software	—	1,091,762	—	1,091,762	0.3
Publishing	—	1,069,974	—	1,069,974	0.3
Gold	2,813	1,065,483	—	1,068,296	0.3
Real Estate Management & Development	—	940,938	—	940,938	0.2
Oil & Gas Exploration & Production	—	918,289	—	918,289	0.2
Tobacco	—	759,263	—	759,263	0.2
Multi-Sector Holdings	—	745,491	—	745,491	0.2
Broadcasting—Diversified	37,884	543,468	—	581,352	0.1
Oil & Gas Storage & Transportation	75,040	—	—	75,040	0.0 *
Repurchase Agreements	—	15,920,000	—	15,920,000	3.9
Total Investments in an Asset Position	$64,286,130	$346,661,371	$—	$410,947,501	100.3%

*  Amount is less than 0.1%

For the six months ended December 31, 2009 and the year ended June 30, 2009, the Fund held 3 securities classified as Level 3 with a total market value of zero. For the six months ended December 31, 2009, the Fund had no purchases, sales or transfers of Level 3 securities.

See Notes to Financial Statements
17

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2009 (Unaudited)

Assets:
Unaffiliated Investments (Cost $314,760,582)	$408,242,353
Investments in Underlying Affiliated Fund (Cost $395,486)	2,705,148
Foreign Currency (Cost $200,159)	214,703
Cash	248
Receivables:
Investments Sold	532,958
Fund Shares Sold	438,048
Dividends	223,764
Other	159,599
Total Assets	412,516,821
Liabilities:
Payables:
Fund Shares Repurchased	715,989
Investments Purchased	567,373
Investment Advisory Fee	428,859
Distributor and Affiliates	211,950
Capital Gains Tax	122,353
Directors' Deferred Compensation and Retirement Plans	244,963
Accrued Expenses	550,392
Total Liabilities	2,841,879
Net Assets	$409,674,942
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$563,057,656
Net Unrealized Appreciation	95,683,903
Accumulated Undistributed Net Investment Income	(4,063,117)
Accumulated Net Realized Loss	(245,003,500)
Net Assets	$409,674,942
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $261,898,727 and 18,553,560 shares of beneficial interest issued and outstanding)	$14.12
Maximum sales charge (5.75%* of offering price)	0.86
Maximum offering price to public	$14.98
Class B Shares: Net asset value and offering price per share (Based on net assets of $44,986,348 and 3,840,874 shares of beneficial interest issued and outstanding)	$11.71
Class C Shares: Net asset value and offering price per share (Based on net assets of $52,618,948 and 4,461,740 shares of beneficial interest issued and outstanding)	$11.79
Class I Shares: Net asset value and offering price per share (Based on net assets of $50,170,919 and 3,516,750 shares of beneficial interest issued and outstanding)	$14.27

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
18

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Dividends from Unaffiliated Investments (Net of foreign withholding taxes of $787,733)	$2,133,340
Interest	7,481
Total Income	2,140,821
Expenses:
Investment Advisory Fee	2,317,773
Distribution (12b-1) and Service Fees
Class A	305,960
Class B	214,338
Class C	247,553
Transfer Agent Fees	567,860
Custody	199,440
Reports to Shareholders	76,364
Professional Fees	60,256
Registration Fees	51,276
Accounting and Administrative Expenses	48,896
Directors' Fees and Related Expenses	13,719
Other	18,084
Total Expenses	4,121,519
Net Investment Loss	$(1,980,698)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Gain on Sales of Unaffiliated Investments	$7,959,129
Foreign Currency Transactions	341,917
Net Realized Gain	8,301,046
Unrealized Appreciation/Depreciation:
Beginning of the Period	10,447,179
End of the Period:
Investments (Includes capital gain tax of $(122,353))	95,669,080
Foreign Currency Translation	14,823
95,683,903
Net Unrealized Appreciation During the Period	85,236,724
Net Realized and Unrealized Gain	$93,537,770
Net Increase in Net Assets From Operations	$91,557,072

See Notes to Financial Statements
19

Van Kampen Emerging Markets Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2009	For The Year Ended June 30, 2009
From Investment Activities:
Operations:
Net Investment Income/Loss	$(1,980,698)	$534,724
Net Realized Gain/Loss	8,301,046	(244,006,480)
Net Unrealized Appreciation/Depreciation During the Period	85,236,724	(22,500,302)
Change in Net Assets from Operations	91,557,072	(265,972,058)
Distributions from Net Realized Gain:
Class A Shares	-0-	(44,527,053)
Class B Shares	-0-	(9,996,625)
Class C Shares	-0-	(10,811,948)
Class I Shares	-0-	(5,076,500)
Total Distributions	-0-	(70,412,126)
Net Change in Net Assets from Investment Activities	91,557,072	(336,384,184)
From Capital Transactions:
Proceeds from Shares Sold	59,961,609	92,765,089
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	60,307,562
Cost of Shares Repurchased	(49,512,849)	(231,372,817)
Net Change in Net Assets from Capital Transactions	10,448,760	(78,300,166)
Total Increase/Decrease in Net Assets	102,005,832	(414,684,350)
Net Assets:
Beginning of the Period	307,669,110	722,353,460
End of the Period (Including accumulated undistributed net investment income of $(4,063,117) and $(2,082,419), respectively)	$409,674,942	$307,669,110

See Notes to Financial Statements
20

Van Kampen Emerging Markets Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$10.89	$22.14	$28.08	$20.87	$15.34	$11.53
Net Investment Income/Loss (a)	(0.06)	0.04	(0.02)	(0.04)	0.03	0.07
Net Realized and Unrealized Gain/Loss	3.29	(8.34)	1.65	9.53	5.60	3.78
Total from Investment Operations	3.23	(8.30)	1.63	9.49	5.63	3.85
Less:
Distributions from Net Investment Income	-0-	-0-	-0-	0.04	0.10	0.04
Distributions from Net Realized Gain	-0-	2.95	7.57	2.24	-0-	-0-
Total Distributions	-0-	2.95	7.57	2.28	0.10	0.04
Net Asset Value, End of the Period	$14.12	$10.89	$22.14	$28.08	$20.87	$15.34
Total Return* (b)	29.66%**	–33.20%	1.46%	47.70%	36.73%	33.42%
Net Assets at End of the Period (In millions)	$261.9	$206.7	$398.0	$579.4	$332.7	$182.3
Ratio of Expenses to Average Net Assets* (c)	2.06%	2.22%	1.83%	1.96%	2.14%	2.15%
Ratio of Net Investment Income/Loss to Average Net Assets* (c)	(0.90%)	0.30%	(0.09%)	(0.16%)	0.16%	0.53%
Portfolio Turnover	32%**	82%	104%	87%	73%	60%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	N/A	N/A	2.26%
Ratio of Net Investment Income to Average Net Assets (c)	N/A	N/A	N/A	N/A	N/A	0.42%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense (c)	2.06%	2.22%	1.83%	1.96%	2.14%	2.15%

**  Non-annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.01% at December 31, 2009.

N/A=Not Applicable

See Notes to Financial Statements
21

Van Kampen Emerging Markets Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,	Year Ended June 30,
	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$9.07	$19.55	$25.70	$19.36	$14.27	$10.77
Net Investment Loss (a)	(0.09)	(0.05)	(0.21)	(0.20)	(0.11)	(0.03)
Net Realized and Unrealized Gain/Loss	2.73	(7.48)	1.63	8.78	5.20	3.53
Total from Investment Operations	2.64	(7.53)	1.42	8.58	5.09	3.50
Less Distributions from Net Realized Gain	-0-	2.95	7.57	2.24	-0-	-0-
Net Asset Value, End of the Period	$11.71	$9.07	$19.55	$25.70	$19.36	$14.27
Total Return* (b)	29.11%**	–33.74%	0.67%	46.62%	35.67%	32.50%
Net Assets at End of the Period (In millions)	$45.0	$36.8	$81.2	$92.8	$73.0	$63.5
Ratio of Expenses to Average Net Assets* (c)	2.81%	2.97%	2.59%	2.72%	2.89%	2.90%
Ratio of Net Investment Loss to Average Net Assets* (c)	(1.65%)	(0.48%)	(0.85%)	(0.92%)	(0.61%)	(0.26%)
Portfolio Turnover	32%**	82%	104%	87%	73%	60%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	N/A	N/A	3.01%
Ratio of Net Investment Loss to Average Net Assets (c)	N/A	N/A	N/A	N/A	N/A	(0.37%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense (c)	2.81%	2.97%	2.59%	2.72%	2.89%	2.90%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.01% at December 31, 2009.

N/A=Not Applicable

See Notes to Financial Statements
22

Van Kampen Emerging Markets Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,	Year Ended June 30,
	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$9.13	$19.65	$25.80	$19.42	$14.32	$10.81
Net Investment Loss (a)	(0.09)	(0.05)	(0.20)	(0.20)	(0.11)	(0.03)
Net Realized and Unrealized Gain/Loss	2.75	(7.52)	1.62	8.82	5.21	3.54
Total from Investment Operations	2.66	(7.57)	1.42	8.62	5.10	3.51
Less Distributions from Net Realized Gain	-0-	2.95	7.57	2.24	-0-	-0-
Net Asset Value, End of the Period	$11.79	$9.13	$19.65	$25.80	$19.42	$14.32
Total Return* (b)	29.13%**	–33.78%	0.67%	46.69%	35.61%	32.47%
Net Assets at End of the Period (In millions)	$52.6	$41.6	$85.1	$81.5	$58.2	$42.3
Ratio of Expenses to Average Net Assets* (c)	2.81%	2.97%	2.59%	2.72%	2.89%	2.90%
Ratio of Net Investment Loss to Average Net Assets* (c)	(1.66%)	(0.47%)	(0.85%)	(0.92%)	(0.61%)	(0.25%)
Portfolio Turnover	32%**	82%	104%	87%	73%	60%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	N/A	N/A	N/A	3.01%
Ratio of Net Investment Loss to Average Net Assets (c)	N/A	N/A	N/A	N/A	N/A	(0.36%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense (c)	2.81%	2.97%	2.59%	2.72%	2.89%	2.90%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.01% at December 31, 2009.

N/A=Not Applicable

See Notes to Financial Statements
23

Van Kampen Emerging Markets Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Six Months Ended December 31,	Year Ended June 30,			April 6, 2006 (Commencement of Operations) to
	2009	2009	2008	2007	June 30, 2006
Net Asset Value, Beginning of the Period	$10.99	$22.27	$28.15	$20.89	$22.84
Net Investment Income/Loss (a)	(0.04)	0.08	0.04	0.09	0.05
Net Realized and Unrealized Gain/Loss	3.32	(8.41)	1.65	9.49	(2.00)
Total from Investment Operations	3.28	(8.33)	1.69	9.58	(1.95)
Less:
Distributions from Net Investment Income	-0-	-0-	-0-	0.08	-0-
Distributions from Net Realized Gain	-0-	2.95	7.57	2.24	-0-
Total Distributions	-0-	2.95	7.57	2.32	-0-
Net Asset Value, End of the Period	$14.27	$10.99	$22.27	$28.15	$20.89
Total Return (b)	29.85%*	–33.08%	1.65%	48.13%	–8.54%*
Net Assets at End of the Period (In millions)	$50.2	$22.6	$158.1	$6.4	$0.01
Ratio of Expenses to Average Net Assets (c)	1.81%	1.85%	1.59%	1.68%	1.90%
Ratio of Net Investment Income/Loss to Average Net Assets (c)	(0.66%)	0.54%	0.16%	0.38%	0.99%
Portfolio Turnover	32%*	82%	104%	87%	73%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense (c)	1.81%	1.85%	1.59%	1.68%	1.90%

*  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)  Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.01% at December 31, 2009.

See Notes to Financial Statements
24

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are not readily available are valued at the mean of the last reported bid and asked prices obtained from reputable brokers. Fixed income investments are valued by an independent pricing service using the mean of the last reporting bid and asked prices. Forward foreign currency contracts are valued using quoted foreign exchange rates. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using

25

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

procedures approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B.  Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

26

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $65,436,363, which will expire according to the following schedule:

Amount	Expiration
$10,136,235	June 30, 2010
511,061	June 30, 2011
54,789,067	June 30, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$329,898,696
Gross tax unrealized appreciation	$96,526,495
Gross tax unrealized depreciation	(15,477,690)
Net tax unrealized appreciation on investments	$81,048,805

F.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the year ended June 30, 2009 was as follows:

Distributions paid from:
Ordinary income	$2,512,678
Long-term capital gain	81,048,083
$83,560,761

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

27

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

G.  Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

H.  Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Next $1.5 billion	1.15%
Over $2.5 billion	1.00%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited (each a "Subadviser" and a wholly owned subsidiary of Morgan Stanley). The Subadvisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and directors. The Adviser pays each Subadviser on a monthly basis a portion of the net advisory fees the Adviser received from the Fund.

28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

For the six months ended December 31, 2009, the Fund recognized expenses of approximately $5,900 representing legal services provided by Skadden, Arps, Slate,Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $31,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $217,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of approximately $152,400 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $51,500 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $24,100. Sales charges do not represent expenses of the Fund.

The Fund invests in an Underlying Affiliated Fund of the Adviser. A summary of the Fund's transactions in shares of the Underlying Affiliated Fund during the six months ended December 31, 2009 is as follows:

Investment	Purchase Cost	Sales Proceeds	Income Earned	6/30/2009 Value	12/31/2009 Value
Morgan Stanley Growth Fund	$-0-	$-0-	$-0-	$2,140,133	$2,705,148

29

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

3.  Capital Transactions

For the six months ended December 31, 2009 and the year ended June 30, 2009, transactions were as follows:

	For The Six Months Ended December 31, 2009		For The Year Ended June 30, 2009
	Shares	Value	Shares	Value
Sales:
Class A	2,176,603	$28,168,532	4,109,366	$47,770,214
Class B	391,464	4,151,304	678,820	6,585,695
Class C	424,880	4,531,176	697,736	6,006,109
Class I	1,715,691	23,110,597	2,589,845	32,403,071
Total Sales	4,708,638	$59,961,609	8,075,767	$92,765,089
Dividend Reinvestment:
Class A	-0-	$-0-	5,014,004	$41,315,758
Class B	-0-	-0-	1,377,262	9,489,323
Class C	-0-	-0-	1,248,031	8,662,081
Class I	-0-	-0-	101,253	840,400
Total Dividend Reinvestment	-0-	$-0-	7,740,550	$60,307,562
Repurchases:
Class A	(2,603,811)	$(34,015,919)	(8,122,684)	$(100,251,331)
Class B	(607,238)	(6,548,408)	(2,154,698)	(21,342,567)
Class C	(521,832)	(5,653,341)	(1,716,021)	(17,107,031)
Class I	(255,725)	(3,295,181)	(7,733,543)	(92,671,888)
Total Repurchases	(3,988,606)	$(49,512,849)	(19,726,946)	$(231,372,817)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended December 31, 2009, the Fund received redemption fees of approximately $6,500, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $111,334,469 and $111,139,705, respectively.

6.  Risks of Investing in Underlying Funds

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds' shares and therefore the value of the Fund's investments.

Each Underlying Fund's prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents

30

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

along with the Underlying Fund's financial statements are available on the Securities and Exchange Commission's website, http://www.sec.gov.

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $3,952,900 and $3,051,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no transactions in forward foreign currency contracts for the six months ended December 31, 2009.

31

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Significant Event

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the "Transaction"). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund's Board of Trustees (the "Board") has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the "Acquiring Fund"), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the "Reorganization"). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

11.  Accounting Pronouncement

On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

32

Van Kampen Emerging Markets Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue
New York, New York 10036

Investment Subadvisers

Morgan Stanley Investment Management
Company

23 Church Street
16-01 Capital Square
Singapore 049481

Morgan Stanley Investment Management Limited

25 Cabot Square
Canary Wharf
London, England E14 4QA

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products

(continued on next page)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with

(continued on next page)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538
MSEMSAN 02/10
IU10-00743P-Y12/09

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS

Van Kampen

Equity Growth
Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98		I Shares since 8/12/05
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	2.81%	2.29%	2.29%	2.29%	2.09%	2.09%	5.44%
10-year	–0.89	–1.48	–1.41	–1.41	–1.58	–1.58	—
5-year	5.42	4.18	5.05	4.80	4.64	4.64	—
1-year	78.33	68.09	78.06	73.06	77.06	76.06	78.79
6-month	32.67	25.02	32.25	27.25	32.04	31.04	32.74
Gross Expense Ratio	1.49%		2.24%		2.24%		1.41%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund's fiscal year-end as outlined in the fund's current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund's average daily net assets for Class A shares and up to 1.00 percent per year of the fund's average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report

For the six-month period ended December 31, 2009

Market Conditions

In the second half of 2009, the stock market continued to advance from its mid-March low propelled by more signs of stabilization in the economy, generally better-than-expected corporate earnings, and an increase in merger and acquisition activity. However, the persistence of high unemployment rates and a weak real estate market continued to concern investors.

In many ways, 2009 as a whole was as surprising for investors as 2008. We made few changes to the portfolio during the downturn, as we believed our high-quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous, as higher quality names—those with attractive returns on invested capital and strong balance sheets—led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the portfolio's holdings. While turnover remained low, we did add new names as several of the portfolio's holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Fund's relative outperformance.

Performance Analysis

All share classes of Van Kampen Equity Growth Fund outperformed the Russell 1000® Growth Index (the "Index") for the six months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended December 31, 2009

Class A	Class B	Class C	Class I	Russell 1000® Growth Index
32.67%	32.25%	32.04%	32.74%	23.03%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

The following areas drove the Fund's outperformance relative to the Index during the period:

•  Stock selection and an overweight in consumer discretionary had the largest positive effect on relative performance. Outperformance was driven by the diversified retail industry.

•  Both stock selection and an overweight in financial services contributed to relative performance. Here, the financial data and systems industry was the best performing area.

•  Stock selection in technology was additive as well, although an underweight there had a slightly negative impact on performance. The computer services, software and systems industry was the leading contributor within the sector.

Although the Fund outperformed the Index, one area was detrimental to overall performance:

•  Stock selection in materials and processing detracted from relative performance although it was somewhat buffered by relative gains from an overweight there. While none of our holdings underperformed the Index, they did not perform as well as other companies within the sector. For example, building materials stocks saw a large rebound during the period, but the Fund's holdings there lagged the stronger performing stocks in the group.

Market Outlook

As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high-quality companies with diverse business drivers not tied to a particular market environment.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 12/31/09 (Unaudited)
Amazon.com, Inc.	6.7%
Google, Inc., Class A	6.4
Apple, Inc.	6.4
MasterCard, Inc., Class A	4.9
Monsanto Co.	4.5
Greenlight Capital Re Ltd., Class A	3.8
Omnicom Group, Inc.	3.8
China Merchants Holdings International Co., Ltd.	3.7
Corning, Inc.	3.5
New Oriental Education & Technology Group, Inc. - ADR	3.4
Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
Internet Software & Services	10.1%
Internet Retail	6.7
Real Estate Management & Development	6.4
Computer Hardware	6.4
Communications Equipment	5.6
Data Processing & Outsourced Services	5.4
Fertilizers & Agricultural Chemicals	4.5
Reinsurance	3.8
Advertising	3.8
Marine Ports & Services	3.8
Education Services	3.4
Oil & Gas Exploration & Production	3.4
Specialized Finance	3.0
Semiconductors	2.8
Tobacco	2.6
Household Products	2.6
Trucking	2.5
Consumer Finance	2.4
Auto Parts & Equipment	2.3
Casinos & Gaming	1.6
Health Care Equipment	1.5
Other Diversified Financial Services	1.5
Distillers & Vintners	1.4
Property & Casualty Insurance	1.4
Hotels, Resorts & Cruise Lines	1.3
Wireless Telecommunication Services	1.2
(continued on next page)

4

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)
(continued from previous page)
Leisure Products	1.2%
Total Long-Term Investments	92.6
Total Repurchase Agreements	7.5
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/09	12/31/09	7/1/09-12/31/09
Class A
Actual	$1,000.00	$1,326.66	$7.15
Hypothetical	1,000.00	1,019.06	6.21
(5% annual return before expenses)
Class B
Actual	1,000.00	1,322.47	9.83
Hypothetical	1,000.00	1,016.74	8.54
(5% annual return before expenses)
Class C
Actual	1,000.00	1,320.41	11.52
Hypothetical	1,000.00	1,015.27	10.01
(5% annual return before expenses)
Class I
Actual	1,000.00	1,327.42	5.69
Hypothetical	1,000.00	1,020.32	4.94
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.68%, 1.97% and 0.97% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Class B expense ratio reflects actual 12b-1 fees of less then 1%.

Assumes all dividends and distributions were reinvested.

8

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited)

Description	Number of Shares	Value
Common Stocks 92.6%
Advertising 3.8%
Omnicom Group, Inc.	392,692	$15,373,892
Auto Parts & Equipment 2.3%
Minth Group Ltd. (Cayman Islands)	6,344,000	9,300,099
Casinos & Gaming 1.6%
Wynn Macau Ltd. (Cayman Islands) (a)	2,174,000	2,646,831
Wynn Resorts Ltd.	69,059	4,021,306
		6,668,137
Communications Equipment 5.6%
Cisco Systems, Inc. (a)	362,233	8,671,858
Corning, Inc.	744,022	14,367,065
		23,038,923
Computer Hardware 6.4%
Apple, Inc. (a)	124,324	26,214,959
Consumer Finance 2.4%
American Express Co.	245,077	9,930,520
Data Processing & Outsourced Services 5.4%
MasterCard, Inc., Class A	78,417	20,073,184
Verisk Analytics, Inc., Class A (a)	63,826	1,932,651
		22,005,835
Distillers & Vintners 1.4%
Diageo PLC—ADR (United Kingdom)	80,288	5,572,790
Education Services 3.4%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	185,107	13,995,940
Fertilizers & Agricultural Chemicals 4.5%
Monsanto Co.	226,035	18,478,361
Health Care Equipment 1.5%
Mindray Medical International Ltd., Class A—ADR (Cayman Islands)	183,737	6,232,359
Hotels, Resorts & Cruise Lines 1.3%
Ctrip.com International Ltd.—ADR (Cayman Islands) (a)	76,597	5,504,260

See Notes to Financial Statements
9

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Household Products 2.6%
Procter & Gamble Co.	172,178	$10,439,152
Internet Retail 6.7%
Amazon.com, Inc. (a)	203,997	27,441,676
Internet Software & Services 10.1%
Baidu, Inc.—ADR (Cayman Islands) (a)	20,637	8,486,554
Google, Inc., Class A (a)	42,530	26,367,749
Tencent Holdings Ltd. (Cayman Islands)	291,000	6,271,752
		41,126,055
Leisure Products 1.2%
Universal Entertainment Corp. (Japan)	377,700	4,699,487
Marine Ports & Services 3.8%
China Merchants Holdings International Co., Ltd. (China)	4,761,914	15,340,413
Oil & Gas Exploration & Production 3.4%
Ultra Petroleum Corp. (Canada) (a)	277,792	13,850,709
Other Diversified Financial Services 1.5%
BM&F BOVESPA SA (Brazil)	895,646	6,224,607
Property & Casualty Insurance 1.4%
Berkshire Hathaway, Inc., Class B (a)	1,686	5,540,196
Real Estate Management & Development 6.4%
Brookfield Asset Management, Inc., Class A (Canada)	587,516	13,031,105
Brookfield Incorporacoes SA (Brazil)	3,000,871	13,302,520
		26,333,625
Reinsurance 3.8%
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	667,085	15,723,194
Semiconductors 2.8%
Marvell Technology Group Ltd. (Bermuda) (a)	557,191	11,561,713
Specialized Finance 3.0%
CME Group, Inc.	36,667	12,318,279
Tobacco 2.6%
Philip Morris International, Inc.	221,403	10,669,411

See Notes to Financial Statements
10

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Trucking 2.5%
DSV A/S (Denmark) (a)	579,509	$10,396,630
Wireless Telecommunication Services 1.2%
Bharti Airtel Ltd. (India)	684,580	4,855,523
Total Long-Term Investments 92.6% (Cost $314,203,451)		378,836,745

Repurchase Agreements 7.5%
Banc of America Securities ($11,643,169 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $11,643,182)	11,643,169
JPMorgan Chase & Co. ($18,868,112 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $18,868,112)	18,868,112
State Street Bank & Trust Co. ($393,719 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $393,719)	393,719
Total Repurchase Agreements 7.5% (Cost $30,905,000)	30,905,000
Total Investments 100.1% (Cost $345,108,451)	409,741,745
Liabilities in Excess of Other Assets (0.1%)	(412,660)
Net Assets 100.0%	$409,329,085

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $73,037,862.

(a)  Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements
11

Van Kampen Equity Growth Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value.

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in an Asset Position
Common Stocks
Advertising	$15,373,892	$—	$—	$15,373,892
Auto Parts & Equipment	—	9,300,099	—	9,300,099
Casinos & Gaming	4,021,306	2,646,831	—	6,668,137
Communications Equipment	23,038,923	—	—	23,038,923
Computer Hardware	26,214,959	—	—	26,214,959
Consumer Finance	9,930,520	—	—	9,930,520
Data Processing & Outsourced Services	22,005,835	—	—	22,005,835
Distillers & Vinters	5,572,790	—	—	5,572,790
Education Services	13,995,940	—	—	13,995,940
Fertilizers & Agricultural Chemicals	18,478,361	—	—	18,478,361
Health Care Equipment	6,232,359	—	—	6,232,359
Hotels, Resorts & Cruise Lines	5,504,260	—	—	5,504,260
Household Products	10,439,152	—	—	10,439,152
Internet Retail	27,441,676	—	—	27,441,676
Internet Software & Services	34,854,303	6,271,752	—	41,126,055
Leisure Products	—	4,699,487	—	4,699,487
Marine Ports & Services	—	15,340,413	—	15,340,413
Oil & Gas Exploration & Production	13,850,709	—	—	13,850,709
Other Diversified Financial Services	—	6,224,607	—	6,224,607
Property & Casualty Insurance	5,540,196	—	—	5,540,196
Real Estate Management & Development	13,031,105	13,302,520	—	26,333,625
Reinsurance	15,723,194	—	—	15,723,194
Semiconductors	11,561,713	—	—	11,561,713
Specialized Finance	12,318,279	—	—	12,318,279
Tobacco	10,669,411	—	—	10,669,411
Trucking	—	10,396,630	—	10,396,630
Wireless Telecommunication Services	—	4,855,523	—	4,855,523
Repurchase Agreements	—	30,905,000	—	30,905,000
Total Investments in an Asset Position	$305,798,883	$103,942,862	$—	$409,741,745

See Notes to Financial Statements
12

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $345,108,451)	$409,741,745
Cash	966
Receivables:
Fund Shares Sold	912,635
Dividends	191,680
Other	327,411
Total Assets	411,174,437
Liabilities:
Payables:
Fund Shares Repurchased	753,828
Distributor and Affiliates	177,456
Investment Advisory Fee	168,782
Directors' Deferred Compensation and Retirement Plans	442,821
Accrued Expenses	302,465
Total Liabilities	1,845,352
Net Assets	$409,329,085
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$500,128,511
Net Unrealized Appreciation	64,633,334
Accumulated Net Investment Loss	(1,219,249)
Accumulated Net Realized Loss	(154,213,511)
Net Assets	$409,329,085
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $309,820,809 and 24,609,629 shares of beneficial interest issued and outstanding)	$12.59
Maximum sales charge (5.75%* of offering price)	0.77
Maximum offering price to public	$13.36
Class B Shares: Net asset value and offering price per share (Based on net assets of $38,447,255 and 3,266,986 shares of beneficial interest issued and outstanding)	$11.77
Class C Shares: Net asset value and offering price per share (Based on net assets of $42,386,883 and 3,660,368 shares of beneficial interest issued and outstanding)	$11.58
Class I Shares: Net asset value and offering price per share (Based on net assets of $18,674,138 and 1,467,140 shares of beneficial interest issued and outstanding)	$12.73

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
13

Van Kampen Equity Growth Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $27,452)	$1,537,222
Interest	11,881
Total Income	1,549,103
Expenses:
Investment Advisory Fee	865,685
Distribution (12b-1) and Service Fees
Class A	325,610
Class B	131,646
Class C	179,720
Transfer Agent Fees	592,976
Reports to Shareholders	69,259
Accounting and Administrative Expenses	40,689
Registration Fees	40,039
Professional Fees	34,971
Custody	20,788
Depreciation in Trustees' Deferred Compensation Accounts	(5,446)
Other	13,641
Total Expenses	2,309,578
Net Investment Loss	$(760,475)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$1,348,969
Foreign Currency Transactions	11,701
Net Realized Gain	1,360,670
Unrealized Appreciation/Depreciation:
Beginning of the Period	(28,388,801)
End of the Period:
Investments	64,633,294
Foreign Currency Translation	40
64,633,334
Net Unrealized Appreciation During the Period	93,022,135
Net Realized and Unrealized Gain	$94,382,805
Net Increase in Net Assets From Operations	$93,622,330

See Notes to Financial Statements
14

Van Kampen Equity Growth Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2009	For The Year Ended June 30, 2009
From Investment Activities:
Operations:
Net Investment Loss	$(760,475)	$(508,158)
Net Realized Gain/Loss	1,360,670	(50,480,873)
Net Unrealized Appreciation/Depreciation During the Period	93,022,135	(31,677,784)
Net Change in Net Assets from Investment Activities	93,622,330	(82,666,815)
From Capital Transactions:
Proceeds from Shares Sold	83,649,462	92,781,873
Cost of Shares Repurchased	(44,476,604)	(103,038,836)
Net Change in Net Assets from Capital Transactions	39,172,858	(10,256,963)
Total Increase/Decrease in Net Assets	132,795,188	(92,923,778)
Net Assets:
Beginning of the Period	276,533,897	369,457,675
End of the Period (Including accumulated net investment loss of $1,219,249 and $458,774, respectively)	$409,329,085	$276,533,897

See Notes to Financial Statements
15

Van Kampen Equity Growth Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,	Year Ended June 30,
	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$9.49	$12.13	$12.99	$10.75	$9.65	$9.25
Net Investment Loss (a)	(0.02)	(0.01)	(0.02)	(0.05)	(0.05)	(0.04)
Net Realized and Unrealized Gain/Loss	3.12	(2.63)	(0.84)	2.29	1.15	0.44
Total from Investment Operations	3.10	(2.64)	(0.86)	2.24	1.10	0.40
Net Asset Value, End of the Period	$12.59	$9.49	$12.13	$12.99	$10.75	$9.65
Total Return* (b)	32.67%**	–21.83%	–6.54%	20.84%	11.40%	4.32%
Net Assets at End of the Period (In millions)	$309.8	$207.8	$245.5	$194.4	$183.3	$156.2
Ratio of Expenses to Average Net Assets*	1.22%	1.14%	1.13%	1.23%	1.24%	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(0.32%)	(0.13%)	(0.17%)	(0.43%)	(0.49%)	(0.41%)
Portfolio Turnover	1%**	33%	45%	46%	75%	154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	1.49%	N/A	N/A	N/A	1.59%
Ratio of Net Investment Loss to Average Net Assets	N/A	(0.48%)	N/A	N/A	N/A	(0.50%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
16

Van Kampen Equity Growth Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009		2008		2007		2006	2005
Net Asset Value, Beginning of the Period	$8.90		$11.36		$12.17		$10.11		$9.15	$8.84
Net Investment Loss (a)	(0.04)		(0.01)		(0.03)		(0.10)		(0.13)	(0.10)
Net Realized and Unrealized Gain/Loss	2.91		(2.45)		(0.78)		2.16		1.09	0.41
Total from Investment Operations	2.87		(2.46)		(0.81)		2.06		0.96	0.31
Net Asset Value, End of the Period	$11.77		$8.90		$11.36		$12.17		$10.11	$9.15
Total Return* (b)	32.25	%(c)**	–21.72	%(c)	–6.57	%(c)	20.38	%(c)	10.49%	3.51%
Net Assets at End of the Period (In millions)	$38.4		$32.6		$80.6		$72.8		$84.6	$108.1
Ratio of Expenses to Average Net Assets*	1.68	%(c)	1.07	%(c)	1.14	%(c)	1.74	%(c)	1.99%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.80	%)(c)	(0.12	%)(c)	(0.21	%)(c)	(0.95	%)(c)	(1.25%)	(1.19%)
Portfolio Turnover	1	%**	33%		45%		46%		75%	154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		1.39	%(c)	N/A		N/A		N/A	2.34%
Ratio of Net Investment Loss to Average Net Assets	N/A		(0.44	%)(c)	N/A		N/A		N/A	(1.28%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

N/A=Not Applicable

See Notes to Financial Statements
17

Van Kampen Equity Growth Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,	Year Ended June 30,
	2009	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$8.77	$11.28	$12.18	$10.15	$9.19	$8.87
Net Investment Loss (a)	(0.06)	(0.07)	(0.12)	(0.13)	(0.13)	(0.09)
Net Realized and Unrealized Gain/Loss	2.87	(2.44)	(0.78)	2.16	1.09	0.41
Total from Investment Operations	2.81	(2.51)	(0.90)	2.03	0.96	0.32
Net Asset Value, End of the Period	$11.58	$8.77	$11.28	$12.18	$10.15	$9.19
Total Return* (b)	32.04%**	–22.32%	–7.31%	20.00%	10.45%	3.61%
Net Assets at End of the Period (In millions)	$42.4	$28.6	$41.8	$28.4	$29.7	$30.4
Ratio of Expenses to Average Net Assets*	1.97%	1.89%	1.89%	1.99%	1.99%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.07%)	(0.90%)	(0.94%)	(1.19%)	(1.25%)	(1.11%)
Portfolio Turnover	1%**	33%	45%	46%	75%	154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	2.24%	N/A	N/A	N/A	2.34%
Ratio of Net Investment Loss to Average Net Assets	N/A	(1.25%)	N/A	N/A	N/A	(1.20%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
18

Van Kampen Equity Growth Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Six Months Ended December 31,		Year Ended June 30,			August 12, 2005 (Commencement of Operations) to June 30,
	2009		2009	2008	2007	2006
Net Asset Value, Beginning of the Period	$9.59		$12.21	$13.05	$10.77	$10.09
Net Investment Income/Loss (a)	-0-	(c)	0.02	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain/Loss	3.14		(2.64)	(0.85)	2.30	0.71
Total from Investment Operations	3.14		(2.62)	(0.84)	2.28	0.68
Net Asset Value, End of the Period	$12.73		$9.59	$12.21	$13.05	$10.77
Total Return* (b)	32.74	%**	–21.52%	–6.36%	21.17%	6.74%**
Net Assets at End of the Period (In millions)	$18.7		$7.5	$1.6	$1.3	$1.0
Ratio of Expenses to Average Net Assets*	0.97%		0.91%	0.87%	0.98%	0.96%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.04%)		0.21%	0.10%	(0.14%)	(0.27%)
Portfolio Turnover	1	%**	33%	45%	46%	75%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		1.41%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	N/A		(0.29%)	N/A	N/A	N/A

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01.

N/A=Not Applicable

See Notes to Financial Statements
19

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited)

1.  Significant Accounting Policies

Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium-and large capitalization companies. The Fund commenced operations on May 28, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM(ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed securities and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

20

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

B.  Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income

21

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, and various states. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax law which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $137,415,261, which will expire according to the following schedule:

Amount	Expiration
$82,650,616	June 30, 2010
21,885,014	June 30, 2011
32,879,631	June 30, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$345,207,418
Gross tax unrealized appreciation	$102,413,658
Gross tax unrealized depreciation	(37,879,331)
Net tax unrealized appreciation on investments	$64,534,327

F.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date. There were no distributions paid during the year ended June 30, 2009.

Net realized gains and losses may differ for financial reporting and tax purposes as a result of gains or losses recognized on securities for tax purposes but not for book purposes and the deferral of losses relating to wash sale transactions.

G.  Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign

22

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H.  Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	0.50%
Next $1 billion	0.45%
Next $1 billion	0.40%
Over $3 billion	0.35%

For the six months ended December 31, 2009, the Fund recognized expenses of approximately $5,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $30,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $298,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors.

23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

Investments in such funds of approximately $323,900 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2009,Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $57,000 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $28,300. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the six months ended December 31, 2009 and year ended June 30, 2009, transactions were as follows:

	For The Six Months Ended December 31, 2009		For The Year Ended June 30, 2009
	Shares	Value	Shares	Value
Sales:
Class A	5,546,583	$63,140,506	8,743,494	$76,318,050
Class B	386,859	3,998,163	559,786	4,506,582
Class C	707,658	7,406,789	614,726	4,851,700
Class I	789,086	9,104,004	832,505	7,105,541
Total Sales	7,430,186	$83,649,462	10,750,511	$92,781,873
Repurchases:
Class A	(2,827,434)	$(31,732,421)	(7,098,527)	$(59,337,290)
Class B	(778,843)	(8,278,574)	(3,995,841)	(33,715,392)
Class C	(311,839)	(3,218,671)	(1,051,911)	(8,293,368)
Class I	(107,879)	(1,246,938)	(178,182)	(1,692,786)
Total Repurchases	(4,025,995)	$(44,476,604)	(12,324,461)	$(103,038,836)

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $26,127,216 and $2,744,725, respectively.

5.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

24

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $53,200 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Significant Event

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the "Transaction"). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund's Board of Directors (the "Board") has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the "Acquiring Fund"), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the "Reorganization"). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

8.  Accounting Pronouncement

On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

25

Van Kampen Equity Growth Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9186

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

26

Your Notes

Your Notes

Your Notes

Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products

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Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with

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Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Ave
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538
EQGSAN 02/10
IU10-00679P-Y12/09

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS

Van Kampen

Global Equity
Allocation Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a fund prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and therefore, the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

	A Shares since 1/04/93		B Shares since 8/01/95		C Shares since 1/04/93		I Shares since 9/18/09
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	6.93%	6.55%	5.59%	5.59%	6.14%	6.14%	3.95%
10-year	0.89	0.29	0.65	0.65	0.14	0.14	—
5-year	3.83	2.61	3.86	3.60	3.06	3.06	—
1-year	30.35	22.81	30.28	25.28	29.44	28.44	—
6-month	22.48	15.42	22.52	17.52	22.10	21.10	—
Gross Expense Ratios	2.05%		2.80%		2.80%		1.80%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund's fiscal year-end as outlined in the fund's current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund's average daily net assets for Class A shares and up to 1.00 percent per year of the fund's average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. For the period from the Fund's inception through December 31, 2000, the Index's returns reflect those of the MSCI All Country World "Gross" Index, which assumes dividends gross of withholding taxes but net of domestic tax credits. For the period beginning January 1, 2001, the Index's returns reflect those of the MSCI All Country World "Net" Index, which reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

For the six-month period ended December 31, 2009

Market Conditions

For the six-month period ended December 31, 2009, global equities advanced 23.3 percent in U.S. dollar terms, as measured by the MSCI All Country World Index. Asia ex-Japan was the top performing region (up 34.0 percent), followed by the emerging markets (up 31.2 percent), Europe (up 26.9 percent), the U.S. (up 22.4 percent), and Japan (up 3.4 percent).

Global sector performance during the period was led by economically sensitive groups: materials (up 35.6 percent), information technology (up 27.9 percent) and consumer discretionary (up 25.7 percent). The defensive utilities and telecommunications services (up 14.1 percent and 16.7 percent, respectively) sectors lagged the most. (All returns are in U.S. dollars.)

Performance Analysis

All share classes of Van Kampen Global Equity Allocation Fund underperformed the MSCI All Country World Index (the "Index") for the six months ended December 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended December 31, 2009*

Class A	Class B	Class C	MSCI All Country World Index
22.48%	22.52%	22.10%	23.32%

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

*  Share Classes listed above represent classes with the full six-month period total returns to report. Class I shares commenced operations on September 18, 2009 and therefore are not listed on the table above.

The Fund's performance relative to the Index during the period was attributable to these factors:

•  The main detractors from relative performance were an overweight to Japan, an underweight to Europe and a slight underweight to the financials sector.

•  However, relative losses were modestly offset by positive contributions from an overweight to materials, an underweight to utilities and an overweight to the emerging markets.

Market Outlook

Moving into the first weeks of 2010, overall global economic growth momentum looks solid, due to an almost unprecedented surge in fourth quarter 2009 global manufacturing output. After some stuttering in November, Purchasing Manager Indices (PMIs) for December—key leading economic indicators—moved higher across Europe, the U.S., Japan, China and India. JP Morgan's Global PMI Output and Orders indices each rose above 58 (booming levels) and China's export growth returned to positive territory in December, the first time in 14 months. Sources of weakness linger (e.g. U.S. jobs, European consumer spending) and future liabilities loom (bank commercial loans, state budgets and residential housing); that said, fourth quarter earnings (and first quarter 2010 jobs) are expected to benefit from the economic improvement. Fears of a double dip have been pushed back further into the New Year.

That is the good news, but, "Be careful what you wish for." The economic improvement brought with it a sharp rise in bond yields during December. U.S. Treasury yields rose 60 basis points on the 10-year (3.2 percent to 3.8 percent) and 40 basis points on the two-year (0.67 percent to 1.1 percent). The Chinese raised their three-month central bank bill rate in early January (admittedly only 4 basis points)—and oil and gasoline prices moved higher. Once the global ship is deemed stable, the Federal Reserve will be under tremendous pressure to reduce liquidity. Bears growl about another bubble in equities, and regulators warn against complacency and returning to dangerous old habits. A fair amount of government fiscal stimulus remains in the system through the first half of 2010—but in pretty short order the equity market backdrop will be how, where and when will interest rates rise and government liquidity/stimulus be removed.

Perhaps we are complacent, but we believe that there is enough economic growth to allow the market to grind higher, even as quantitative easing by the Fed and European Central Bank is gradually removed. The strength of the rise in global manufacturing output should have a positive effect on job growth and business and household sentiment. We think equity valuations are neither cheap nor expensive. Based on 12-month forward earnings, equity valuations are a bit above long-term averages in the U.S., but remain cheap in Japan and in most of Europe. We believe the emerging markets have moved above fair value, but based on five-year normalized earnings they appear to have further upside, and there is valuation differential between the countries (i.e., Brazil, India and Indonesia look expensive, while China, Russia and more defensive markets look relatively cheap). Our readings of investor sentiment are generally on the high side; but not excessive. We think equities have some valuation support relative to bonds, and looking at most indicators, equities are underowned. We see it is a good sign that equities have been treading water as bond yields have risen. However, history would tell us that as the

Fed gets closer to explicitly tightening, equities tend to sell off 10 to 15 percent. Then, if the economy continues to do well, equities tend to rise along with bond yields. The uncertainty as to when the market begins to discount a Fed tightening, and what the duration and quality of the economic cycle will be, makes 2010 a difficult year to predict.

The tightening of liquidity that we foresee in 2010 will have varying impact by country and sector. We currently are maintaining our cyclical bias, but as we move through time from the end of the recession to the fullness of what could be either a strong or a weak and foreshortened recovery—we may need to rotate to more defensive sectors, such as quality growth. Our sector valuation work on price-to-book and forward price-to-earnings ratios highlights that financials, pharmaceuticals, and food retailing are cheap; materials, technology, and consumer services are expensive. Capital goods and food, beverage, and tobacco look a bit pricey in Europe, less so in the U.S. Japanese banks have bounced off the bottom—and we have added to them. We are intrigued by Japan's cheap valuations relative to history, the recent weakening of the yen, the beginning of a rise in industrial production, and the potential loosening of fiscal and monetary policy. Because we have been burned many times by Japan in the past, we are cautiously underweight, but watchful.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 12/31/09 (Unaudited)
Exxon Mobil Corp.	1.3%
Microsoft Corp.	1.2
BHP Billiton Ltd.	1.1
BP PLC	0.8
JPMorgan Chase & Co.	0.7
Procter & Gamble Co.	0.7
HSBC Holdings PLC	0.7
IBM Corp.	0.7
Nestle SA	0.6
Johnson & Johnson	0.6
Summary of Investments by Country Classification as of 12/31/09 (Unaudited)
United States	32.4%
United Kingdom	6.2
Canada	4.9
Japan	4.8
Brazil	4.1
Switzerland	3.1
Australia	2.7
France	2.3
Russia	2.2
Germany	2.2
Republic of Korea (South Korea)	2.1
Turkey	2.0
Indonesia	1.7
China	1.6
Poland	1.5
Spain	1.2
Sweden	1.0
Mexico	0.9
Norway	0.9
South Africa	0.8
Italy	0.7
Netherlands	0.7
Finland	0.6
Bermuda	0.6
Cayman Islands	0.4
Austria	0.3
(continued on next page)

Summary of Investments by Country Classification as of 12/31/09 (Unaudited)
(continued from previous page)
Netherlands Antilles	0.3
Ireland	0.3
Hungary	0.3
Jersey Channel Islands	0.2
Belgium	0.2
Denmark	0.2
Israel	0.2
Philippines	0.2
Czech Republic	0.1
Singapore	0.1
Luxembourg	0.1
Portugal	0.1
Panama	0.0	*
Isle Of Man	0.0	*
Republic of Mauritius	0.0	*
Malaysia	0.0	*
Total Common and Preferred Stocks	84.2
Investment Company	0.0	*
Total Long-Term Investments	84.2
Total Repurchase Agreements	14.0
Total Investments	98.2
Foreign Currency	0.7
Other Assets in Excess of Liabilities	1.1
Net Assets	100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Top ten holdings are as a percentage of net assets. Summary of investments by countries are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/09	12/31/09	7/1/09-12/31/09
Class A
Actual	$1,000.00	$1,224.77	$9.53
Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64
Class B
Actual	1,000.00	1,225.23	9.53
Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64
Class C
Actual	1,000.00	1,221.04	13.72
Hypothetical (5% annual return before expenses)	1,000.00	1,012.85	12.43
Class I
Actual	1,000.00	1,039.53	4.13
Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37

*  Expenses are equal to the Fund's annualized expense ratio of 1.70%, 1.70%, 2.45% and 1.45% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) except for Class I Shares. "Actual" Information which reflects the period from Commencement of Operations through December 31, 2009. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited)

Description	Number of Shares	Value
Common Stocks 81.5%
Australia 2.7%
AGL Energy Ltd.	3,531	$44,416
Alumina Ltd. (a)	29,463	48,381
Amcor Ltd.	20,761	115,660
AMP Ltd.	9,835	59,233
Australia and New Zealand Banking Group Ltd.	21,909	445,756
BHP Billiton Ltd.	61,840	2,368,087
BlueScope Steel Ltd.	17,060	47,076
Boral Ltd.	14,099	74,504
Brambles Industries PLC	6,863	41,575
Caltex Australia Ltd. (a)	6,972	57,854
Coca-Cola Amatil Ltd.	3,867	39,849
Commonwealth Bank of Australia	1,909	93,087
CSL Ltd.	1,780	51,784
CSR Ltd.	14,555	23,410
Fairfax (a)	7,012	10,816
Fortescue Metals Group Ltd. (a)	24,980	98,377
Foster's Group Ltd.	14,277	70,255
Incitec Pivot Ltd.	31,170	98,780
Insurance Australia Group Ltd.	12,211	43,739
Leighton Holdings Ltd.	1,481	50,041
Lend Lease Corp., Ltd.	3,004	27,374
Macquarie Group Ltd.	1,437	61,523
Macquarie Infrastructure Group Ltd.	16,478	19,636
National Australia Bank Ltd.	2,485	60,468
Newcrest Mining Ltd.	9,093	284,982
Nufarm Ltd.	2,592	25,323
OneSteel Ltd.	9,272	27,583
Orica Ltd.	8,920	206,753
Origin Energy Ltd.	6,168	92,599
OZ Minerals Ltd. (a)	54,499	56,987
QBE Insurance Group Ltd.	4,914	112,160
Rio Tinto Ltd. (a)	5,207	344,525
Santos Ltd.	4,491	56,550
Sims Metal Management Ltd.	2,839	55,573
Stockland Trust Group (REIT)	11	39
Suncorp-Metway Ltd.	4,202	32,446
Tabcorp Holdings Ltd.	2,785	17,270
Telstra Corp., Ltd.	14,996	45,956
Toll Holdings Ltd.	2,807	21,874
Transurban Group	5,542	27,454
Wesfarmers Ltd.	3,046	84,687
Wesfarmers Ltd.	1,112	30,917
Westpac Banking Corp.	2,860	64,376

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Australia (Continued)
Woodside Petroleum Ltd.	4,474	$188,040
Woodside Petroleum Ltd. (rights, expiring 01/29/2010) (a) (b)	372	1,689
Woolworths Ltd.	7,197	180,272
		6,009,736
Austria 0.3%
Erste Group Bank AG	5,128	190,080
Oesterreichishe Elektrizitaetswirtschafts AG, Class A	1,617	68,556
OMV AG	1,435	62,841
Raiffeisen International Bank Holding AG	1,392	78,790
Telekom Austria AG	7,127	101,756
Vienna Insurance Group	1,009	51,811
Voestalpine AG	3,305	120,516
		674,350
Belgium 0.2%
Anheuser-Busch InBev NV	3,805	196,582
Anheuser-Busch InBev—STRIP VVPR (a)	3,808	27
Belgacom SA	1,228	44,294
Compagnie Nationale a Portefeuille (CNP)	315	16,799
Fortis (a)	8,528	31,595
Fortis (rights, expiring 07/04/14) (a) (b)	18,445	0
Groupe Bruxelles Lambert SA	1,257	118,295
Solvay SA	585	63,067
UCB SA	1,117	46,776
Umicore	1,315	43,789
		561,224
Bermuda 0.6%
Axis Capital Holdings Ltd.	2,300	65,343
Bunge Ltd.	2,516	160,596
Cheung Kong Infrastructure	1,000	3,796
Cosco Pacific Ltd.	6,074	7,712
Esprit Holdings Ltd.	23,465	154,435
Everest Re Group Ltd.	700	59,976
Invesco Ltd.	3,715	87,266
Kerry Properties Ltd.	7,000	35,345
Li & Fung Ltd.	86,000	353,931
Marvell Technology Group Ltd. (a)	4,200	87,150
Nabors Industries Ltd. (a)	2,300	50,347
Noble Group Ltd.	2,000	4,582
NWS Holdings Ltd.	2,142	3,939
PartnerRe Ltd.	1,100	82,126
Seadrill Ltd.	7,800	197,577
Shangri-La Asia Ltd.	3,004	5,619
Yue Yuen Industrial Holdings Ltd.	2,000	5,776
		1,365,516

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Brazil 1.6%
Banco do Brasil SA	18,100	$305,213
BM&F BOVESPA SA	23,200	161,237
Companhia Siderurgica Nacional SA	11,700	374,823
Companhia Vale do Rio Doce	20,400	591,176
CPFL Energia SA	3,000	61,432
Cyrela Brazil Realty SA	22,800	315,999
Embraer (a)	9,400	51,920
Lojas Renner SA	15,500	345,612
Perdigao SA (a)	15,713	411,228
Petroleo Brasileiro SA	39,400	941,404
Redecard SA	4,800	79,093
		3,639,137
Canada 4.9%
Agnico-Eagle Mines Ltd.	3,200	174,159
Agrium, Inc.	1,550	96,956
Bank of Montreal	4,100	218,946
Bank of Nova Scotia	7,500	352,966
Barrick Gold Corp.	19,185	760,539
BCE, Inc.	3,764	104,371
Biovail Corp.	1,700	23,862
Bombardier, Inc., Class B	12,500	57,370
Brookfield Asset Management, Inc., Class A	4,700	105,114
CAE, Inc.	2,100	17,610
Cameco Corp.	3,400	110,304
Canadian Imperial Bank of Commerce	3,100	202,003
Canadian National Railway Co.	3,800	208,340
Canadian Natural Resources Ltd.	4,300	312,473
Canadian Oil Sands Trust	2,000	57,197
Canadian Pacific Railway Ltd.	2,150	116,746
Canadian Tire Corp., Ltd., Class A	900	49,481
Cenovus Energy, Inc.	6,032	152,840
CI Financial Corp.	4,000	84,142
Crescent Point Energy Corp.	1,400	52,862
Eldorado Gold Corp. (a)	7,600	108,421
Enbridge, Inc.	3,100	144,144
EnCana Corp.	6,032	196,731
Fairfax Financial Holdings Ltd.	100	39,203
First Quantum Minerals, Ltd.	1,000	76,741
Fortis, Inc.	1,000	27,423
George Weston Ltd.	1,300	83,182
Goldcorp, Inc.	16,028	633,703
Great-West Lifeco, Inc.	4,200	107,947
Husky Energy, Inc.	3,800	109,293

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Canada (Continued)
IGM Financial, Inc.	1,675	$67,922
Imperial Oil Ltd.	5,800	225,489
Kinross Gold Corp.	14,500	268,552
Magna International, Inc., Class A (a)	1,100	56,018
Manulife Financial Corp.	13,812	255,281
Metro, Inc., Class A	2,900	108,752
National Bank of Canada	1,200	69,119
Nexen, Inc.	4,500	108,515
Penn West Energy Trust	3,500	62,079
Potash Corp. of Saskatchewan, Inc.	8,100	885,939
Power Corp. of Canada	3,700	103,339
Power Financial Corp.	3,500	104,011
Research In Motion, Ltd. (a)	4,000	271,664
Rogers Communication, Inc., Class B	6,300	196,918
Royal Bank of Canada	10,100	544,667
Shaw Communications, Inc., Class B	3,100	64,232
Shoppers Drug Mart Corp.	2,100	91,180
Sino-Forest Corp. (a)	24,400	452,141
SNC-Lavalin Group, Inc.	1,800	92,922
Sun Life Financial, Inc.	4,889	141,409
Suncor Energy, Inc.	16,000	569,259
Talisman Energy, Inc.	8,400	158,145
Teck Resources Ltd., Class B (a)	4,200	147,864
Thomson Reuters Corp.	4,542	147,441
Toronto-Dominion Bank	8,800	555,001
TransAlta Corp.	1,600	35,921
TransCanada Corp.	4,844	167,619
Ultra Petroleum Corp. (a)	400	19,944
Yamana Gold, Inc.	14,182	162,723
		10,919,135
Cayman Islands 0.4%
Agile Property Holdings Ltd.	177,893	257,884
ASM Pacific Technology Ltd.	4,000	37,598
Chaoda Modern Agriculture Holdings Ltd.	94,650	100,436
China Mengniu Dairy Co., Ltd. (a)	3,000	10,668
China Resources Land Ltd.	88,000	198,092
Li Ning Co., Ltd.	50,000	189,240
Seagate Technology (a)	100	1,819
		795,737
China 1.6%
Air China Ltd., Class H (a)	14,000	10,810
Aluminum Corp. of China Ltd., Class H (a)	14,000	15,281
Angang Steel Co., Ltd., Class H	12,000	26,115

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
China (Continued)
Bank of Communications Ltd., Class H	31,000	$35,654
Bank of East Asia Ltd.	15,529	60,972
Beijing Capital International Airport Co., Ltd., Class H (a)	8,000	5,259
BOC Hong Kong Holdings Ltd.	38,000	85,464
Cathay Pacific Airways Ltd. (a)	4,000	7,412
Cheung Kong Holdings Ltd.	11,000	141,061
China Construction Bank Corp., Class H	118,196	100,606
China COSCO Holdings Co., Ltd., Class H	10,250	12,456
China Life Insurance Co., Ltd., Class H	36,000	176,160
China Merchants Holdings International Co., Ltd.	8,072	26,004
China Mobile Hong Kong Ltd.	26,000	242,349
China Overseas Land & Investment Ltd.	20,000	41,877
China Petroleum & Chemical Corp., Class H	90,000	79,466
China Resources Enterprise Ltd.	60,000	217,401
China Resources Power Holdings Co., Ltd.	6,000	11,872
China Shipping Container Lines Co., Ltd., Class H (a)	38,350	13,687
China Shipping Development Co., Ltd., Class H	9,979	14,871
China Telecom Corp., Ltd., Class H	74,000	30,619
China Travel International Investment Hong Kong Ltd.	486,000	144,203
Citic Pacific Ltd.	6,000	16,025
CLP Holdings Ltd.	4,500	30,406
CNOOC Ltd.	68,000	105,866
Datang International Power Generation Co., Ltd., Class H	22,000	9,398
Denway Motors Ltd.	28,000	17,659
Guangdong Investment Ltd.	8,000	4,647
Guangshen Railway Co., Ltd., Class H	20,000	8,147
Hang Lung Group Ltd.	9,000	44,524
Hang Lung Properties Ltd.	110,500	431,720
Hang Seng Bank Ltd.	8,200	120,634
Henderson Land Development Co., Ltd.	9,000	67,060
Hong Kong & China Gas Co., Ltd.	11,000	27,436
Hong Kong Electric Holdings Ltd.	3,000	16,300
Hong Kong Exchanges & Clearing Ltd.	2,500	44,506
Hopewell Holdings	7,500	24,163
Huaneng Power International, Inc., Class H	20,000	11,251
Hutchison Whampoa Ltd.	6,000	41,032
Hysan Development Co., Ltd.	4,825	13,662
Jiangsu Expressway Co., Ltd., Class H	10,000	8,858
Jiangxi Copper Co., Ltd., Class H	14,000	32,704
Lenovo Group Ltd.	20,000	12,382
Link (REIT)	20,452	52,045
Maanshan Iron & Steel Co., Ltd., Class H (a)	18,000	13,003
MTR Corp., Ltd.	4,510	15,493
New World Development Co., Ltd.	25,637	52,324

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
China (Continued)
PetroChina Co., Ltd., Class H	84,000	$100,077
PICC Property & Casualty Co., Ltd., Class H (a)	24,000	21,431
Ping An Insurance Co. of China Ltd., Class H	6,000	52,035
Shanghai Industrial Holdings Ltd.	5,000	25,371
Sino Land Co., Ltd.	16,072	31,028
Sinopec Shangai Petrochemical Co., Ltd., Class H (a)	30,000	11,783
Sun Hung Kai Properties Ltd.	29,000	430,315
Swire Pacific Ltd., Class A	7,000	84,387
Television Broadcasts Ltd.	1,000	4,798
Wharf Holdings Ltd.	11,000	62,899
Wheelock & Co., Ltd.	9,000	27,386
Wing Hang Bank Ltd.	2,000	18,584
Yanzhou Coal Minining Co., Ltd., Class H	12,000	26,224
Zhejiang Expressway Co., Ltd., Class H	12,000	11,030
		3,628,192
Czech Republic 0.1%
CEZ AS	3,653	171,364
Komercni Banka AS	313	66,723
Telefonica O2 Czech Republic AS	2,296	52,197
		290,284
Denmark 0.2%
DSV A/S (a)	2,500	44,851
Novo Nordisk A/S, Class B	3,920	250,812
Novozymes A/S, Class B	581	60,244
Vestas Wind Systems A/S (a)	2,842	173,894
		529,801
Finland 0.6%
Fortum Oyj	7,218	195,543
Kesko Oyj, Class B	9,488	312,940
Kone Oyj, Class B	2,000	85,480
Metso Corp. Oyj (a)	6,164	216,721
Neste Oil Oyj	1,228	21,778
Nokia Oyj	17,810	228,642
Outokumpu Oyj	4,026	75,702
Rautaruukki Oyj	507	11,641
Sampo Oyj, Class A	6,910	167,703
Stora Enso Oyj, Class R (a)	6,149	43,101
UPM-Kymmene Oyj	5,406	64,293
Wartsila Oyj	714	28,542
		1,452,086
France 2.3%
Air Liquide SA	1,717	202,681
Alcatel-Lucent—ADR (a)	6,923	22,984

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
France (Continued)
Alcatel-Lucent SA (a)	6,048	$20,256
Alstom SA	2,100	145,905
Atos Origin (a)	43	1,958
AXA SA	10,252	242,462
BNP Paribas	6,310	497,945
Bouygues SA	1,084	56,532
Cap Gemini SA	639	28,944
Carrefour SA	1,225	58,897
Casino Guichard-Perrachon SA	222	19,896
CNP Assurances	500	48,409
Compagnie de Saint-Gobain	1,076	57,757
Compagnie Generale de Geophysique-Veritas (a)	3,942	84,078
Compagnie Generale des Etablissements Michelin, Class B	1,465	112,373
Credit Agricole SA	5,454	95,083
Dassault Systemes SA	262	14,913
Essilor International SA	2,216	131,927
Eurazeo	184	12,840
Fonciere Des Regions (REIT)	174	17,795
Fonciere Des Regions (REIT)(warrants, expiring 12/31/10) (a)	174	147
France Telecom SA	5,702	142,364
GDF Suez	3,094	134,229
Gecina SA (REIT)	140	15,153
Hermes International	330	43,895
ICADE (REIT)	100	9,510
Imerys SA	200	11,895
Klepierre (REIT)	650	26,442
Lafarge SA	757	62,253
Lagardere SCA	1,070	43,175
L'Oreal SA	793	88,043
LVMH Moet Hennessy Louis Vuitton SA	1,058	118,795
Neopost SA	144	11,897
Peugeot SA (a)	1,629	54,573
PPR	218	26,123
Publicis Groupe	694	28,153
Renault SA (a)	1,642	83,612
Safran SA	630	12,256
Sanofi-Aventis SA	2,891	226,616
Schneider Electric SA	691	80,054
SCOR SE	1,186	29,624
Societe BIC SA	335	23,186
Societe Generale	3,434	237,607
Societe Television Francaise	2,121	39,168
Technip SA	2,875	201,462
Thales SA	481	24,649

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
France (Continued)
Total SA, Class B	14,230	$911,881
Unibail-Rodmaco SE (REIT)	608	133,844
Vallourec SA	431	78,393
Veolia Environnement	2,308	75,892
Vinci SA	920	51,529
Vivendi	3,379	99,754
		4,999,809
Germany 2.1%
Adidas AG	585	31,585
Allianz SE	2,826	351,760
BASF SE	2,333	144,708
Bayer AG	8,639	690,473
Beiersdorf AG	685	45,019
Celesio AG	471	11,967
Commerzbank AG (a)	938	7,864
Daimler AG	5,326	284,552
Deutsche Bank AG	8,430	594,170
Deutsche Boerse AG	718	59,696
Deutsche Lufthansa AG	683	11,467
Deutsche Post AG	2,494	47,988
Deutsche Postbank AG (a)	240	7,842
Deutsche Telekom AG	8,162	120,545
E.ON AG	6,907	288,351
Fresenius Medical Care AG & Co. KGaA	1,036	54,854
Hochtief AG	189	14,443
Linde AG	574	69,090
MAN AG	397	30,920
Merck AG	327	30,564
Metro AG	2,160	131,659
Muenchener Rueckversicherungs-Gesellschaft AG	1,299	202,497
Puma AG	55	18,215
RWE AG	1,711	166,271
SAP AG	5,294	249,686
Siemens AG	8,694	797,439
ThyssenKrupp AG	1,009	38,001
Volkswagen AG	1,023	113,164
		4,614,790
Hungary 0.3%
Magyar Telekom Telecommunications PLC	15,781	61,290
MOL Hungarian Oil and Gas Nyrt (a)	1,793	159,946
OTP Bank PLC (a)	9,075	257,389
Richter Gedeon	467	105,713
		584,338

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Indonesia 1.7%
Aneka Tambang Tbk	180,500	$42,353
Astra International Tbk	286,000	1,050,593
Bank Central Asia Tbk	784,500	403,325
Bank Danamon Indonesia Tbk	106,500	51,624
Bank Mandiri	404,000	202,337
Bank Rakyat Indonesia	342,000	276,343
Bumi Resources Tbk	1,099,000	283,781
Indocement Tunggal Prakarsa Tbk	64,000	93,369
Indofood Sukses Makmur Tbk	304,000	114,000
Indosat Tbk	61,500	31,000
International Nickel Indonesia Tbk	132,000	51,373
Perusahaan Gas Negara	563,500	232,724
Semen Gresik (Persero) Tbk	81,000	64,829
Telekomunikasi Indonesia, Class B	610,000	610,401
Unilever Indonesia Tbk	89,500	104,953
United Tractors Tbk	87,000	143,850
		3,756,855
Ireland 0.3%
Accenture PLC, Class A	3,500	145,250
Covidien PLC	4,150	198,744
Ingersoll-Rand PLC	5,600	200,144
Willis Group Holdings PLC	2,100	55,398
		599,536
Isle of Man 0.0%
Genting International PLC (a)	3,000	2,748
Israel 0.2%
Teva Pharmaceutical Industries Ltd.—ADR	6,700	376,406
Italy 0.7%
Assicurazioni Generali SpA	8,358	224,087
ENI SpA	25,660	653,280
Intesa Sanpaolo (a)	59,952	268,623
Mediobanca SpA (a)	2,031	24,098
Mediobanca SpA (warrants, expiring 03/18/11) (a)	1,935	300
Saipem SpA	7,208	247,615
UniCredit SpA (a)	57,877	192,521
		1,610,524
Japan 4.8%
77th Bank Ltd.	2,000	10,584
Acom Co., Ltd.	383	5,810
Advantest Corp.	1,600	41,570
Aeon Co., Ltd.	2,306	18,646

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Aeon Credit Service Co., Ltd.	500	$4,804
Aeon Mall Co., Ltd.	200	3,870
Aioi Insurance Co., Ltd.	1,000	4,781
Ajinomoto Co., Inc.	2,800	26,360
Amada Co., Ltd.	1,527	9,477
Asahi Breweries Ltd.	1,400	25,675
Asahi Glass Co., Ltd.	7,600	71,196
Asahi Kasei Corp.	7,900	39,476
Astellas Pharma, Inc.	2,305	85,858
Bank of Kyoto Ltd.	1,000	8,070
Bank of Yokohama Ltd.	8,000	36,229
Benesse Corp.	404	16,895
Bridgestone Corp.	4,864	85,238
Canon, Inc.	7,004	296,095
Casio Computer Co., Ltd.	2,500	19,876
Central Japan Railway Co.	8	53,367
Chiba Bank Ltd.	4,000	23,870
Chubu Electric Power Co., Inc.	1,452	34,602
Chugai Pharmaceutical Co., Ltd.	1,658	30,889
Chuo Mitsui Trust Holdings, Inc.	3,536	11,802
Citizen Watch Co., Ltd.	3,200	18,206
Coca-Cola West Japan Co., Ltd.	400	7,035
Credit Saison Co., Ltd.	852	9,539
Dai Nippon Printing Co., Ltd.	2,300	29,001
Daicel Chemical Industries Ltd.	1,000	5,839
Daiichi Sankyo Co., Ltd.	3,200	66,954
Daikin Industries Ltd.	1,200	46,833
Dainippon Ink & Chemicals	6,000	10,176
DAITO Trust Construction Co., Ltd.	803	37,866
Daiwa House Industry Co., Ltd.	2,800	29,959
Daiwa Securities Group, Inc.	9,500	47,626
Denki Kagaku Kogyo KK	4,031	18,026
Denso Corp.	3,400	101,899
Dowa Mining Co., Ltd.	4,000	22,200
Dowa Mining Co., Ltd. (rights, expiring 01/29/10) (a)	11,000	0
East Japan Railway Co.	1,900	119,890
Eisai Co., Ltd.	1,150	42,155
FamilyMart Co., Ltd.	503	14,824
Fanuc Ltd.	1,200	111,582
Fast Retailing Co., Ltd.	550	102,651
Fuji Electric Holdings Co., Ltd.	6,000	10,355
Fuji Television Network, Inc.	8	11,037
FUJIFILM Holdings Corp.	3,366	100,559
Fujitsu Ltd.	11,600	74,599

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Fukuoka Financial Group, Inc.	4,000	$13,881
Furukawa Electric Co., Ltd.	5,800	24,138
Gunma Bank Ltd.	1,000	5,078
Hachijuni Bank Ltd.	1,000	5,817
Hino Motors Ltd.	2,000	6,932
Hirose Electric Co., Ltd.	155	16,155
Hiroshima Bank Ltd.	2,000	7,665
Hitachi Construction Machinery Co., Ltd.	600	15,640
Hitachi Ltd.	22,500	68,913
Hokkaido Electric Power Co., Inc.	700	12,703
Hokuhoku Financial Group, Inc.	8,000	16,278
Honda Motor Co., Ltd.	8,912	301,333
Hoya Corp.	2,800	74,230
Ibiden Co., Ltd.	800	28,491
IHI Corp. (a)	8,040	12,744
Inpex Corp.	5	37,527
Isetan Mitsukoshi Holdings Ltd.	3,002	27,052
Ito En Ltd.	600	8,999
Itochu Corp.	9,026	66,372
Itochu Techno-Science Corp.	300	8,029
J Front Retailing Co., Ltd.	3,000	13,218
Japan Airlines System Corp. (a)	11,000	7,912
Japan Prime Realty Investment Corp. (REIT)	2	4,141
Japan Real Estate Investment Corp. (REIT)	3	22,020
Japan Retail Fund Investment Corp. (REIT)	3	13,428
Japan Tobacco, Inc.	21	70,857
JFE Holdings, Inc.	2,300	90,574
JGC Corp.	2,546	46,870
Joyo Bank Ltd.	8,000	31,943
JSR Corp.	1,704	34,542
Kajima Corp.	9,600	19,270
Kaneka Corp.	2,000	12,688
Kansai Electric Power Co., Inc.	2,000	45,082
Kao Corp.	2,645	61,747
Kawasaki Heavy Industries Ltd.	10,000	25,207
Kawasaki Kisen Kaisha Ltd. (a)	2,000	5,667
Keihin Electric Express Railway Co., Ltd.	3,000	21,975
Keio Corp.	500	3,012
Keyence Corp.	247	50,922
Kikkoman Corp.	500	6,108
Kintetsu Corp.	8,628	28,572
Kirin Brewery Co., Ltd.	2,626	41,864
Kobe Steel Ltd.	14,000	25,357
Komatsu Ltd.	6,700	139,682

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Konami Co., Ltd.	950	$16,942
Konica Minolita Holdings, Inc.	3,755	38,512
Koyo Seiko Co., Ltd.	1,000	12,779
Kubota Corp.	9,930	91,315
Kuraray Co., Ltd.	3,765	44,071
Kurita Water Industries Ltd.	800	24,995
Kyocera Corp.	1,200	105,832
Kyowa Hakko Kirin Co., Ltd.	3,020	31,771
Kyushu Electric Power Co., Inc.	952	19,578
Lawson, Inc.	403	17,754
Leopalace21 Corp.	1,200	4,876
Mabuchi Motor Co., Ltd.	256	12,586
Marubeni Corp.	38,229	208,118
Marui Co., Ltd.	3,203	19,634
Matsui Securities Co., Ltd.	1,500	10,430
MEIJI Holdings Co., Ltd.	300	11,285
Minebea Co., Ltd.	4,000	21,639
Mitsubishi Chemical Holdings Corp.	10,000	42,141
Mitsubishi Corp.	7,631	189,728
Mitsubishi Electric Corp.	11,928	88,065
Mitsubishi Estate Co., Ltd.	4,500	71,377
Mitsubishi Heavy Industries Ltd.	22,526	79,103
Mitsubishi Logistics Corp.	1,000	11,704
Mitsubishi Materials Corp. (a)	12,000	29,384
Mitsubishi Rayon Co., Ltd. (a)	3,023	12,095
Mitsubishi Tokyo Financial Group, Inc.	54,501	266,847
Mitsubishi UFJ Lease & Finance Co., Ltd.	200	5,999
Mitsui & Co., Ltd.	8,831	125,021
Mitsui Chemicals, Inc.	3,000	7,715
Mitsui Fudosan Co., Ltd.	3,500	58,775
Mitsui Mining & Smelting Co., Ltd. (a)	10,024	25,942
Mitsui O.S.K. Lines Ltd.	500	2,625
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,650	41,876
Mizuho Financial Group, Inc.	44,000	78,730
Murata Manufacturing Co., Inc.	1,300	64,189
Namco Bandai Holdings, Inc.	300	2,854
NEC Corp.	16,600	42,760
NGK Insulators Ltd.	2,320	50,481
NGK Spark Plug Co., Ltd.	530	5,967
Nidec Corp.	702	64,549
Nikon Corp.	1,700	33,529
Nintendo Co., Ltd.	403	95,538
Nippon Building Fund, Inc. (REIT)	3	22,728
Nippon Electric Glass Co., Ltd.	3,500	47,747

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Nippon Express Co., Ltd.	4,500	$18,406
Nippon Meat Packers, Inc.	1,300	14,937
Nippon Mining Holdings, Inc.	5,000	21,406
Nippon Oil Corp.	10,100	46,761
Nippon Paper Group, Inc.	1,000	25,520
Nippon Sheet Glass Co., Ltd.	4,000	11,442
Nippon Steel Corp.	30,030	121,409
Nippon Telegraph & Telephone Corp.	1,000	39,335
Nippon Yusen Kabushiki Kaisha	6,429	19,670
NIPPONKOA Insurance Co., Ltd.	1,000	5,656
Nishi-Nippon City Bank Ltd.	8,000	19,543
Nissan Motor Co., Ltd. (a)	12,704	111,033
Nisshin Seifun Group, Inc.	1,500	20,147
Nisshin Steel Co., Ltd.	3,000	5,305
Nisshinbo Industries, Inc.	572	5,237
Nissin Food Products Co., Ltd.	700	22,807
Nitto Denko Corp.	1,153	41,088
Nomura Holdings, Inc.	13,132	96,777
Nomura Real Estate Office Fund, Inc. (REIT)	1	5,421
Nomura Research, Inc.	1,167	22,858
NSK Ltd.	5,532	40,601
NTN Corp.	4,035	18,125
NTT Data Corp.	12	37,058
NTT Docomo, Inc.	21	29,253
NTT Urban Development Corp.	4	2,652
Obayashi Corp.	7,029	23,922
Obic Co., Ltd.	80	13,051
OJI Paper Co., Ltd.	9,600	39,987
Olympus Optical Co., Ltd.	1,300	41,771
Omron Corp.	2,004	35,749
Onward Kashiyama Co., Ltd.	546	3,361
Oracle Corp. Japan	300	12,428
Oriental Land Co., Ltd.	403	26,462
ORIX Corp.	190	12,921
Osaka Gas Co., Ltd.	5,218	17,580
Panasonic Corp.	10,300	147,296
Panasonic Electric Works Co., Ltd.	1,500	18,033
Promise Co., Ltd.	490	3,724
Resona Holdings, Inc.	2,600	26,254
Ricoh Co., Ltd.	4,955	69,886
Rohm Co., Ltd.	903	58,639
Sanyo Electric Co., Ltd. (a)	12,400	22,764
Sapporo Hokuyo Holdings, Inc.	1,000	3,618
Sapporo Holdings Ltd.	1,000	5,447

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
SBI Holdings, Inc.	65	$11,553
Secom Co., Ltd.	643	30,414
Seiko Epson Corp.	1,167	18,724
Sekisui Chemical Co., Ltd.	3,524	21,789
Sekisui House Ltd.	4,824	43,268
Seven & I Holdings Co., Ltd.	3,400	69,010
Sharp Corp.	4,600	57,883
Shimamura Co., Ltd.	250	23,782
Shimano, Inc.	600	24,014
Shimizu Corp.	6,300	22,584
Shin-Etsu Chemical Co., Ltd.	2,401	135,334
Shinko Securities	6,000	17,959
Shinsei Bank Ltd.	8,000	8,670
Shionogi & Co., Ltd.	2,036	44,032
Shiseido Co., Ltd.	2,000	38,333
Shizuoka Bank Ltd.	4,000	34,664
Showa Denko K.K.	7,000	13,960
Showa Shell Sekiyu K.K.	2,050	16,679
SMC Corp.	303	34,248
Softbank Corp.	4,750	111,021
Sompo Japan Insurance, Inc.	4,500	28,637
Sony Corp.	3,597	104,264
Sony Financial Holdings, Inc.	3	7,824
Stanley Electric Co., Ltd.	950	19,104
Sumitomo Chemical Co., Ltd.	9,700	42,337
Sumitomo Corp.	5,500	55,358
Sumitomo Electric Industries Ltd.	4,000	49,579
Sumitomo Heavy Industries Ltd.	3,000	15,142
Sumitomo Metal Industries Ltd.	17,000	45,323
Sumitomo Metal Mining Co., Ltd.	6,000	88,449
Sumitomo Mitsui Financial Group, Inc.	2,900	82,678
Sumitomo Realty & Development Co., Ltd.	1,000	18,756
Sumitomo Trust & Banking Co., Ltd.	8,025	39,013
Suruga Bank Ltd.	1,000	8,674
Taiheiyo Cement Corp.	6,000	6,828
Taisei Corp.	12,000	20,544
Taisho Pharmaceutical Co.	616	10,539
Takashimaya Co., Ltd.	3,040	19,227
Takeda Pharmaceutical Co., Ltd.	4,055	166,481
T&D Holdings, Inc.	1,400	28,534
TDK Corp.	803	48,964
Teijin Ltd.	7,629	24,521
Terumo Corp.	950	56,853
THK Co., Ltd.	500	8,832

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Japan (Continued)
Tobu Railway Co., Ltd.	6,300	$32,840
Toho Co., Ltd.	850	13,772
Tohoku Electric Power Co., Inc.	1,150	22,731
Tokio Marine Holdings, Inc.	4,604	124,968
Tokyo Broadcasting System, Inc.	600	8,361
Tokyo Electric Power Co., Inc.	2,950	73,944
Tokyo Electron Ltd.	1,450	92,718
Tokyo Gas Co., Ltd.	6,721	26,793
Tokyo Tatemono Co., Ltd.	3,000	11,400
Tokyu Corp.	4,800	19,104
Tokyu Land Corp.	1,000	3,671
TonenGeneral Sekiyu K.K.	2,500	20,832
Toppan Printing Co., Ltd.	3,300	26,697
Toray Industries, Inc.	8,000	43,105
Toshiba Corp.	20,042	110,531
Tosoh Corp.	6,500	17,889
Tostem Inax Holdings Corp.	1,661	28,578
Toto Ltd.	2,800	17,713
Toyo Seikan Kaisha Ltd.	1,717	25,981
Toyoda Gosei Co., Ltd.	300	9,028
Toyota Industries Corp.	654	19,417
Toyota Motor Corp.	13,853	582,046
Trend Micro, Inc.	788	29,948
Uni-Charm Corp.	300	28,085
UNY Co., Ltd.	1,356	9,476
Ushio, Inc.	600	9,989
USS Co., Ltd.	345	20,950
West Japan Railway Co.	4	13,389
Yahoo! Japan Corp.	139	41,551
Yakult Honsha Co., Ltd.	929	27,970
Yamada Denki Co., Ltd.	650	43,679
Yamaha Corp.	1,104	13,134
Yamaha Motor Co., Ltd. (a)	900	11,302
Yamato Transport Co., Ltd.	2,818	38,964
Yamazaki Baking Co., Ltd.	500	5,918
Yokogawa Electric Corp.	1,546	13,528
		10,643,796
Jersey Channel Islands 0.2%
Experian PLC	2,945	29,113
Petrofac Ltd.	5,600	93,250
Shire PLC	68	1,330
WPP PLC	44,991	439,331
		563,024

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Luxembourg 0.1%
ArcelorMittal	3,890	$176,431
Malaysia 0.0%
YTL Corp. Bhd	574	1,224
Mexico 0.9%
America Movil SAB de CV, Class L	195,600	460,068
Carso Global Telecom SAB de CV, Class A1 (a)	10,600	47,255
Cemex SAB de CV (a)	87,600	103,792
Desarrolladora Homex SAB de CV—ADR (a)	5,200	174,824
Fomento Economico Mexicano SAB de CV, Class B	23,300	111,780
Grupo Bimbo SAB de CV, Class A	4,400	28,656
Grupo Carso SAB de CV, Class A1	9,900	30,271
Grupo Elektra SAB de CV	1,200	57,881
Grupo Financiero Banorte SAB de CV, Class O	18,227	65,735
Grupo Financiero Inbursa SAB de CV, Class O	11,600	34,227
Grupo Mexico SAB de CV, Class B	48,485	110,668
Grupo Modelo SAB de CV, Class C (a)	8,500	47,172
Grupo Televisa SA	15,400	64,075
Kimberly-Clark de Mexico SAB de CV	6,600	29,549
Telefonos de Mexico SAB de CV (Telmex), Class L	56,900	47,409
Telmex Internacional SAB de CV	72,700	64,464
Urbi, Desarrollos Urbanos SAB de CV (a)	28,300	63,817
Wal-Mart de Mexico SAB de CV, Class V	116,731	520,212
		2,061,855
Netherlands 0.7%
Aegon NV (a)	8,097	51,601
Akzo Nobel NV	1,770	116,665
ASML Holding NV	2,981	101,393
Corio NV (REIT)	397	27,114
European Aeronautic Defence and Space Co. NV	1,061	21,194
Fugro NV	1,788	102,107
Heineken NV	3,970	188,113
ING Groep NV, CVA (a)	7,214	69,739
James Hardie Industries NV (a)	10,826	81,627
Koninklijke DSM NV	1,166	57,171
Koninklijke KPN NV	4,137	70,171
Randstad Holding NV (a)	384	18,987
Reed Elsevier NV	2,408	29,546
Royal Philips Electronics NV	7,517	222,579
SBM Offshore NV	4,111	80,440
STMicroelectronics NV	3,363	30,494
TNT NV	2,361	72,267

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Netherlands (Continued)
Unilever NV, CVA	3,428	$111,702
Wolters Kluwer NV	1,626	35,639
		1,488,549
Netherlands Antilles 0.3%
Schlumberger Ltd.	10,300	670,427
Norway 0.9%
DnB NOR ASA (a)	16,051	174,243
Norsk Hydro ASA (a)	26,040	216,466
Orkla ASA	17,400	169,776
Renewable Energy Corp., AS (a)	4,700	35,957
StatoilHydro ASA	10,877	271,314
Telenor ASA (a)	23,621	331,325
Yara International ASA	17,012	770,298
		1,969,379
Panama 0.0%
Carnival Corp. (a)	400	12,676
Philippines 0.2%
Ayala Land, Inc.	152,800	37,142
Banco de Oro Universal Bank	19,301	16,247
Bank of the Philippine Islands	38,880	40,167
Globe Telecom, Inc.	820	16,170
Manila Electric Co.	15,500	68,734
Philippine Long Distance Telephone Co.	1,510	85,503
PNOC Energy Development Corp.	222,750	22,493
SM Investments Corp.	4,536	31,745
SM Prime Holdings, Inc.	124,171	26,154
		344,355
Poland 1.5%
Asseco Poland SA	4,855	106,073
Bank Handlowy w Warszawie SA (a)	792	19,354
Bank Pekao SA (a)	13,881	782,589
Bank Zachodni WBK SA (a)	6,207	407,343
BRE Bank SA (a)	212	19,037
Getin Holding SA (a)	6,687	20,485
Globe Trade Centre SA (a)	2,700	23,968
KGHM Polska Miedz SA	9,432	348,493
PBG SA (a)	200	14,091
Polski Koncern Naftowy Orlen SA (a)	30,542	358,584
Polskie Gornictwo Naftowe I Gazownictwo SA	23,700	31,344
Powszechna Kasa Oszczednosci Bank Polski SA	46,947	617,523
Telekomunikacja Polska SA	88,133	485,582
		3,234,466

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Portugal 0.1%
Brisa-Auto Estradas de Portugal SA	5,529	$56,495
Portugal Telecom SGPS SA	7,379	89,703
		146,198
Republic of Korea (South Korea) 2.0%
Amorepacific Corp.	45	36,076
Cheil Industries, Inc.	700	34,021
Daewoo Engineering & Construction Co., Ltd.	2,660	29,078
Doosan Heavy Industries & Construction Co., Ltd.	160	11,077
GS Engineering & Construction Corp.	480	44,414
Hana Financial Group, Inc. (a)	1,960	55,613
Hyundai Development Co.	780	25,329
Hyundai Engineering & Construction Co., Ltd.	640	38,741
Hyundai Heavy Industries Co., Ltd.	581	86,083
Hyundai Mipo Dockyard Co., Ltd.	60	5,288
Hyundai Mobis	900	131,277
Hyundai Motor Co.	2,422	250,028
Hyundai Steel Co.	720	53,109
KB Financial Group, Inc. (a)	5,400	275,470
Kia Motors Corp. (a)	2,990	51,163
Korea Electric Power Corp.	3,790	110,575
Korea Exchange Bank	3,970	49,412
Korean Air Lines Co., Ltd. (a)	190	8,910
KT Corp. (a)	1,950	65,480
KT&G Corp.	1,540	85,096
LG Chem Ltd.	442	86,229
LG Display Co., Ltd.	2,510	84,747
LG Electronics, Inc.	1,454	150,717
LG Telecom Ltd.	790	5,747
Lotte Shopping Co., Ltd.	147	43,704
NHN Corp. (a)	540	89,168
POSCO	871	458,526
Samsung Corp.	1,840	88,910
Samsung Electro-Mechanics Co., Ltd.	930	85,292
Samsung Electronics Co., Ltd.	1,628	1,111,896
Samsung Engineering Co., Ltd.	160	14,758
Samsung Fire & Marine Insurance Co., Ltd.	545	93,077
Samsung Heavy Industries Co., Ltd.	2,060	42,586
Samsung SDI Co., Ltd.	510	64,580
Samsung Securities Co., Ltd.	720	38,842
Samsung Techwin Co., Ltd.	200	15,506
Shinhan Financial Group Co., Ltd. (a)	5,210	193,466
Shinsegae Co., Ltd.	202	93,247
SK Corp.	450	34,255
SK Energy Co., Ltd.	780	78,213

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Republic of Korea (South Korea) (Continued)
SK Telecom Co., Ltd.	566	$82,284
S-Oil Corp.	630	29,221
Woongjin Coway Co., Ltd.	270	8,902
		4,440,113
Republic of Mauritius 0.0%
Golden Agri-Resources Ltd. (a)	5,820	2,096
Russia 2.2%
Gazprom—ADR	61,050	1,521,829
LUKOIL—ADR	12,250	686,182
LUKOIL—ADR (a)	2,400	134,436
Mining & Mettallurgical Co. Norilsk Nickel—ADR (a)	28,582	401,023
Mobile TeleSystems—ADR	4,950	242,005
NovaTek OAO—GDR	2,289	148,292
Polyus Gold Co.—ADR	5,159	138,775
Rosneft Oil Co.—GDR (a)	37,050	311,743
Surgutneftegaz—ADR	24,800	220,100
Tatneft—ADR	9,109	264,757
Vimpel-Communications—ADR	14,650	272,343
VTB Bank OJSC—GDR	57,673	271,329
Wimm-Bill-Dann Foods—ADR (a)	12,000	285,960
		4,898,774
Singapore 0.1%
Ascendas (REIT)	1,000	1,566
CapitaLand Ltd.	2,000	5,924
CapitaMall Trust (REIT)	1,000	1,268
City Developments Ltd.	1,000	8,157
ComfortDelGro Corp., Ltd.	2,000	2,326
DBS Group Holdings Ltd.	2,000	21,746
Flextronics International Ltd. (a)	9,600	70,176
Fraser & Neave Ltd.	1,000	2,972
Keppel Corp., Ltd.	1,000	5,819
Olam International Ltd.	40,000	74,911
Oversea-Chinese Banking Corp., Ltd.	3,000	19,311
SembCorp Industries Ltd.	1,000	2,612
SembCorp Marine Ltd.	1,000	2,606
Singapore Airlines Ltd. (a)	1,000	10,558
Singapore Exchange Ltd.	1,000	5,895
Singapore Press Holdings Ltd.	1,000	2,599
Singapore Technologies Engineering Ltd.	2,000	4,597
Singapore Telecommunications Ltd.	9,000	19,820
United Overseas Bank Ltd.	1,000	13,916
Wilmar International Ltd.	1,000	4,538
		281,317

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
South Africa 0.8%
Anglo Platinum Ltd. (a)	900	$95,913
AngloGold Ashanti Ltd.	1,800	72,923
ArcelorMittal South Africa Ltd.	2,340	32,484
Bidvest Group Ltd.	2,479	43,306
FirstRand Ltd.	35,300	87,584
Gold Fields Ltd.	4,400	57,893
Harmony Gold Mining Co., Ltd.	4,100	41,861
Impala Platinum Holdings Ltd.	7,200	195,733
Imperial Holdings Ltd.	1,700	20,315
Massmart Holdings Ltd.	2,300	27,738
MTN Group Ltd.	11,500	182,958
Naspers Ltd., Class N	2,700	109,569
Nedbank Group Ltd.	2,700	45,107
Pretoria Portland Cement Co., Ltd.	3,610	16,917
Sanlam Ltd.	20,400	62,586
Sappi Ltd. (a)	2,900	13,888
Sasol Ltd.	7,300	293,025
Standard Bank Group Ltd.	13,956	191,727
Steinhoff International Holdings Ltd. (a)	8,000	22,361
Telkom South Africa Ltd.	2,100	10,588
Tiger Brands Ltd.	2,200	50,934
Truworths International Ltd.	4,100	24,009
Woolworths Holdings Ltd.	7,600	18,283
		1,717,702
Spain 1.2%
Banco Bilbao Vizcaya Argentaria SA—ADR	13,575	244,893
Banco Bilbao Vizcaya Argentaria SA	12,856	232,878
Banco Popular Espanol SA	7,333	53,538
Banco Santander SA—ADR	150	2,466
Banco Santander SA	51,541	846,813
Criteria Caixacorp SA	3,668	17,333
Iberdrola SA	7,392	70,368
Repsol YPF SA (a)	7,169	191,406
Telefonica SA	35,558	991,057
		2,650,752
Sweden 1.0%
Alfa Laval AB	1,200	16,518
Assa Abloy AB, Class B	3,853	73,781
Atlas Copco AB, Class A	4,704	68,743
Atlas Copco AB, Class B	5,578	72,358
Electrolux AB, Class B (a)	2,900	68,066
Ericsson, Class B	40,908	376,265
Getinge AB, Class B	12,204	231,599

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Sweden (Continued)
Hennes & Mauritz AB, Class B	3,608	$199,657
Holmen AB, Class B	700	17,855
Husqvarna AB, Class B (a)	2,900	21,410
Investor AB, Class B	7,066	130,622
Lundin Petroleum AB (a)	2,147	16,894
Nordea Bank AB	12,642	128,067
Sandvik AB	7,100	85,104
Securitas AB, Class B	4,767	46,524
Skanska AB, Class B	4,489	76,388
SSAB AB, Class B	2,773	46,882
Svenska Cellulosa AB, Class B	5,920	79,078
Svenska Handelsbanken AB, Class A	3,561	101,843
Tele2 AB, Class B	1,934	29,629
TeliaSonera AB	17,290	124,828
Volvo AB, Class A	6,075	51,426
Volvo AB, Class B	7,599	64,741
		2,128,278
Switzerland 3.1%
ABB Ltd. (a)	22,534	430,971
ACE Ltd. (a)	3,100	156,240
Baloise Holding AG	374	31,153
Compagnie Financiere Richemont SA	3,486	116,645
Credit Suisse Group AG	8,843	435,528
Foster Wheeler AG (a)	3,700	108,928
Geberit AG	274	48,535
Givaudan SA	50	39,792
Holcim Ltd. (a)	1,303	101,004
Julius Baer Group Ltd.	4,893	170,891
Julius Baer Holding AG	4,893	59,540
Logitech International SA (a)	1,793	30,845
Lonza Group AG	324	22,723
Nestle SA	29,605	1,438,294
Nobel Biocare Holding AG	6,361	212,889
Noble Corp.	400	16,280
Novartis AG	11,519	627,581
Pargesa Holding SA	200	17,515
Roche Holding AG	3,460	588,602
Schindler Holding AG	730	56,003
Straumann AG	608	171,378
Swatch Group AG	235	59,150
Swatch Group AG	460	21,995
Swiss Life Holding (a)	172	21,787
Swiss Reinsurance	2,076	99,463

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Switzerland (Continued)
Swisscom AG	138	$52,626
Syngenta AG	1,447	405,474
Transocean Ltd. (a)	4,628	383,198
Tyco Electronics Ltd.	3,950	96,972
Tyco International Ltd. (a)	3,650	130,232
UBS AG (a)	23,764	365,061
Weatherford International Ltd. (a)	4,208	75,365
Zurich Financial Services AG	1,100	239,169
		6,831,829
Turkey 2.0%
Akbank TAS	85,966	543,739
Anadolu Efes Biracilik ve Malt Sanayii AS	24,218	271,347
BIM Birlesik Magazalar AS	4,405	204,212
Enka Insaat ve Sanayi AS	40,613	186,800
Eregli Demir ve Celik Fabrikalari TAS (a)	72,690	217,986
Haci Omer Sabanci Holding AS	44,882	172,669
Koc Holding AS (a)	42,618	125,376
Tupras-Turkiye Petrol Rafinerileri AS	14,942	295,857
Turk Telekomunikasyon AS	58,200	177,143
Turkcell Iletisim Hizmetleri AS	66,007	464,502
Turkiye Garanti Bankasi AS	173,573	737,254
Turkiye Halk Bankasi AS	31,800	253,202
Turkiye Is Bankasi AS, Class C	107,593	453,473
Turkiye Vakiflar Bankasi TAO, Class D (a)	72,728	205,716
Yapi ve Kredi Bankasi AS (a)	78,218	171,657
		4,480,933
United Kingdom 6.2%
3i Group PLC	6,299	28,475
Admiral Group PLC	1,171	22,338
Amec PLC	8,961	113,749
Anglo American PLC (a)	7,930	343,201
Associated British Foods PLC	44	584
AstraZeneca PLC	7,857	369,178
Aviva PLC (a)	15,064	95,404
BAE Systems PLC	17,212	99,190
Balfour Beatty PLC	5,213	21,663
Barclays PLC	28,756	126,718
Berkeley Group Holdings PLC (a)	616	8,099
BG Group PLC	21,809	390,551
BHP Billiton PLC	3,731	119,178
BP PLC	183,364	1,773,347
British Airways PLC (a)	4,367	13,028
British American Tobacco PLC	13,146	426,464

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United Kingdom (Continued)
British Land Co. PLC (REIT)	6,577	$50,415
British Sky Broadcasting Group PLC	13,174	118,674
BT Group PLC	48,938	105,962
Bunzl PLC	2,273	24,641
Burberry Group PLC	3,181	30,498
Cable & Wireless PLC	356	804
Cadbury PLC	6,444	82,923
Cairn Energy PLC (a)	180	959
Capita Group PLC	1,182	14,257
Centrica PLC	21,450	96,875
Cobham PLC	6,180	24,911
Diageo PLC	14,979	261,224
Drax Group PLC	86	576
Firstgroup PLC	2,368	16,155
G4S PLC	2,171	9,073
GlaxoSmithKline PLC	27,664	586,011
Hammerson PLC (REIT)	5,254	35,680
Home Retail Group PLC	2,806	12,791
HSBC Holdings PLC	132,060	1,507,113
ICAP PLC	2,360	16,355
Imperial Tobacco Group PLC	6,104	192,369
International Power PLC	3,163	15,650
Invensys PLC	1,907	9,137
Investec PLC	3,062	20,990
J Sainsbury PLC	6,738	35,034
Johnson Matthey PLC	1,330	32,851
Kingfisher PLC	4,702	17,236
Land Securities Group PLC (REIT)	5,794	63,498
Legal & General Group PLC	48,431	62,327
Liberty International PLC (REIT)	3,414	28,116
Lloyds TSB Group PLC (a)	45,777	36,749
London Stock Exchange PLC	167	1,932
Lonmin PLC (a)	23	714
Man Group PLC	32,018	157,499
Marks & Spencer Group PLC	5,953	38,619
National Grid PLC	22,213	242,812
Next PLC	927	30,906
Old Mutual PLC (a)	34,843	60,842
Pearson PLC	6,282	90,308
Prudential Corp., PLC	15,646	159,387
Reckitt Benckiser Group PLC	8,893	481,804
Reed Elsevier PLC	8,565	70,334
Rexam PLC (a)	3,369	15,741
Rio Tinto Corp., PLC (a)	6,333	341,326

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United Kingdom (Continued)
Rolls-Royce Group PLC (a)	11,685	$91,188
Royal Bank of Scotland Group PLC (a)	84,099	39,446
Royal Dutch Shell PLC, Class A	34,537	1,042,765
Royal Dutch Shell PLC, Class B	17,026	496,140
RSA Insurance Group PLC	23,709	46,130
SABMiller PLC	5,017	147,121
Sage Group PLC	7,579	26,907
Schroders PLC	1,880	40,130
Scottish & Southern Energy PLC	7,146	133,539
Segro PLC (REIT)	5,274	29,112
Serco Group PLC	791	6,725
Severn Trent PLC	2,349	41,033
Smith & Nephew PLC	27,992	287,425
Smiths Group PLC	3,037	49,693
Standard Chartered PLC	28,412	711,510
Standard Life PLC	13,312	46,193
Tesco PLC	29,244	200,930
Tomkins PLC	5,994	18,505
Tullow Oil PLC	88	1,835
Unilever PLC	6,162	197,241
United Utilities Group PLC	1,439	11,449
Vedanta Resources PLC	20	827
Vodafone Group PLC	304,222	704,487
William Morrison Supermarkets PLC	206	918
Wolseley PLC (a)	362	7,242
Xstrata PLC (a)	8,621	151,848
		13,683,584
United States 32.4%
3M Co.	4,600	380,282
Abbott Laboratories	13,000	701,870
Adobe Systems, Inc. (a)	7,600	279,528
AES Corp. (a)	7,100	94,501
Aetna, Inc.	3,900	123,630
Affiliated Computer Services, Inc., Class A (a)	1,100	65,659
Aflac, Inc.	3,300	152,625
AGCO Corp. (a)	4,585	148,279
Agilent Technologies, Inc. (a)	3,704	115,083
Air Products & Chemicals, Inc.	1,600	129,696
Alcoa, Inc.	7,550	121,706
Allstate Corp.	5,100	153,204
Altera Corp.	3,600	81,468
Altria Group, Inc.	12,417	243,746
Amazon.com, Inc. (a)	2,500	336,300

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
AMB Property Corp. (REIT)	700	$17,885
Ameren Corp.	2,300	64,285
American Electric Power Co., Inc.	3,200	111,328
American Express Co.	5,000	202,600
American Tower Corp., Class A (a)	3,500	151,235
Ameriprise Financial, Inc.	2,100	81,522
Amgen, Inc. (a)	12,300	695,811
Anadarko Petroleum Corp.	7,900	493,118
Analog Devices, Inc.	3,500	110,530
Annaly Capital Management, Inc. (REIT)	2,300	39,905
AOL, Inc. (a)	1,303	30,334
Aon Corp.	2,800	107,352
Apache Corp.	4,170	430,219
Apollo Group, Inc., Class A (a)	200	12,116
Apple, Inc. (a)	6,200	1,307,332
Applied Materials, Inc.	25,000	348,500
Archer-Daniels-Midland Co.	3,300	103,323
AT&T, Inc.	31,355	878,881
Autodesk, Inc. (a)	2,200	55,902
Automatic Data Processing, Inc.	5,100	218,382
AvalonBay Communities, Inc. (REIT)	400	32,844
Avery Dennison Corp.	1,000	36,490
Avon Products, Inc.	6,700	211,050
Baker Hughes, Inc.	2,800	113,344
Bank of America Corp.	64,050	964,593
Bank of New York Mellon Corp.	12,305	344,171
Baxter International, Inc.	4,600	269,928
BB&T Corp.	6,700	169,979
Becton Dickinson & Co.	2,200	173,492
Bed Bath & Beyond, Inc. (a)	3,500	135,205
Berkshire Hathaway, Inc., Class B (a)	60	197,160
Best Buy Co., Inc.	400	15,784
Biogen Idec, Inc. (a)	4,035	215,872
BJ Services Co.	1,600	29,760
BMC Software, Inc. (a)	3,000	120,300
Boeing Co.	4,600	248,998
Boston Properties, Inc. (REIT)	600	40,242
Boston Scientific Corp. (a)	9,852	88,668
Bristol-Myers Squibb Co.	18,900	477,225
Broadcom Corp., Class A (a)	4,600	144,670
Burlington Northern Santa Fe Corp.	6,000	591,720
CA, Inc.	6,292	141,318
Cablevision Systems Corp., Class A	3,100	80,042
Campbell Soup Co.	2,500	84,500

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Capital One Financial Corp.	1,246	$47,772
Cardinal Health, Inc.	4,000	128,960
CareFusion Corp. (a)	2,050	51,270
Caterpillar, Inc.	4,900	279,251
CBS Corp., Class B	10,411	146,275
CenturyTel, Inc.	808	29,258
Charles Schwab Corp.	16,100	303,002
Chesapeake Energy Corp.	2,900	75,052
Chevron Corp.	14,865	1,144,456
Chubb Corp.	100	4,918
CIGNA Corp.	3,000	105,810
Cincinnati Financial Corp.	2,100	55,104
Cintas Corp.	1,400	36,470
Cisco Systems, Inc. (a)	55,900	1,338,246
Citigroup, Inc. (a)	114,100	377,671
Citrix Systems, Inc. (a)	1,600	66,576
Clorox Co.	2,000	122,000
CME Group, Inc.	200	67,190
Coca-Cola Co.	11,100	632,700
Cognizant Technology Solutions Corp., Class A (a)	1,900	86,070
Colgate-Palmolive Co.	200	16,430
Comcast Corp., Class A	18,894	318,553
Comerica, Inc.	3,500	103,495
Computer Sciences Corp. (a)	2,000	115,060
ConAgra Foods, Inc.	6,000	138,300
ConocoPhillips	400	20,428
Consol Energy, Inc.	2,300	114,540
Consolidated Edison, Inc.	2,700	122,661
Constellation Energy Group, Inc.	2,000	70,340
Corning, Inc.	11,850	228,823
Costco Wholesale Corp.	2,600	153,842
Coventry Health Care, Inc. (a)	252	6,121
CSX Corp.	2,100	101,829
CVS Caremark Corp.	14,188	456,995
Danaher Corp.	4,900	368,480
Deere & Co.	10,400	562,536
Dell, Inc. (a)	16,900	242,684
Devon Energy Corp.	5,846	429,681
DIRECTV, Class A (a)	4,196	139,937
Discovery Communications, Inc., Class A (a)	1,484	45,514
Discovery Communications, Inc., Class C (a)	1,484	39,356
Dominion Resources, Inc.	5,100	198,492
Dover Corp.	4,400	183,084
Dow Chemical Co.	5,466	151,026

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
D.R. Horton, Inc.	1,100	$11,957
Dr. Pepper Snapple Group, Inc.	1,389	39,309
DTE Energy Co.	2,000	87,180
Du Pont (E.I.) de Nemours & Co.	4,400	148,148
Duke Energy Corp.	9,316	160,328
Dun & Bradstreet Corp.	600	50,622
Eaton Corp.	2,300	146,326
eBay, Inc. (a)	9,100	214,214
Ecolab, Inc.	2,800	124,824
Edison International, Inc.	2,800	97,384
Electronic Arts, Inc. (a)	3,600	63,900
Eli Lilly & Co.	7,700	274,967
EMC Corp. (a)	17,330	302,755
Emerson Electric Co.	6,100	259,860
Entergy Corp.	1,800	147,312
EOG Resources, Inc.	1,900	184,870
Equifax, Inc.	1,300	40,157
Equity Residential (REIT)	1,400	47,292
Exelon Corp.	4,800	234,576
Express Scripts, Inc. (a)	600	51,870
Exxon Mobil Corp.	41,011	2,796,540
Federal Realty Investment Trust (REIT)	300	20,316
FedEx Corp.	2,500	208,625
Fifth Third Bancorp	6,000	58,500
First Solar, Inc. (a)	500	67,700
FirstEnergy Corp.	2,800	130,060
Fiserv, Inc. (a)	2,100	101,808
Fluor Corp.	3,300	148,632
Fortune Brands, Inc.	200	8,640
FPL Group, Inc.	2,700	142,614
Franklin Resources, Inc.	400	42,140
Freeport-McMoRan Copper & Gold, Inc.	2,609	209,477
FTI Consulting, Inc. (a)	500	23,580
GameStop Corp., Class A (a)	1,400	30,716
Gap, Inc.	3,125	65,469
General Dynamics Corp.	2,500	170,425
General Electric Co.	61,242	926,591
General Mills, Inc.	2,800	198,268
Genzyme Corp. (a)	2,200	107,822
Gilead Sciences, Inc. (a)	5,200	225,056
Goldman Sachs Group, Inc.	5,000	844,200
Google, Inc., Class A (a)	2,000	1,239,960
Halliburton Co.	7,900	237,711
Harley-Davidson, Inc.	3,300	83,160

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
HCP, Inc. (REIT)	1,400	$42,756
Health Care, Inc. (REIT)	500	22,160
Hewlett-Packard Co.	19,800	1,019,898
HJ Heinz Co.	3,900	166,764
Home Depot, Inc.	5,300	153,329
Honeywell International, Inc.	5,600	219,520
Hospira, Inc. (a)	1,580	80,580
Host Hotels & Resorts, Inc. (REIT) (a)	3,267	38,126
H&R Block, Inc.	4,800	108,576
IBM Corp.	11,200	1,466,080
Illinois Tool Works, Inc.	8,000	383,920
Intel Corp.	46,000	938,400
IntercontinentalExchange, Inc. (a)	200	22,460
International Game Technology	3,400	63,818
International Paper Co.	5,165	138,319
Intuit, Inc. (a)	3,000	92,130
Iron Mountain, Inc. (a)	1,800	40,968
ITT Corp.	600	29,844
Jacobs Engineering Group, Inc. (a)	2,500	94,025
J.C. Penney Co., Inc.	400	10,644
Johnson & Johnson	22,300	1,436,343
Johnson Controls, Inc.	5,400	147,096
JPMorgan Chase & Co.	38,731	1,613,921
Juniper Networks, Inc. (a)	5,000	133,350
KeyCorp	6,200	34,410
Kimberly-Clark Corp.	4,100	261,211
Kimco Realty Corp. (REIT)	1,900	25,707
KLA-Tencor Corp.	4,300	155,488
Kohl's Corp. (a)	1,400	75,502
Kraft Foods, Inc., Class A	9,167	249,159
Kroger Co.	2,200	45,166
L-3 Communications Holdings, Inc.	300	26,085
Laboratory Corp. of America Holdings (a)	1,300	97,292
Lam Research Corp. (a)	3,200	125,472
Liberty Global, Inc., Class A (a)	2,024	44,346
Liberty Global, Inc., Class C (a)	2,024	44,224
Liberty Media Corp.—Interactive, Class A (a)	6,099	66,113
Liberty Media Corp.—Starz (a)	419	19,337
Liberty Property Trust (REIT)	700	22,407
Life Technologies Corp. (a)	1,470	76,778
Limited Brands, Inc.	3,800	73,112
Linear Technology Corp.	3,100	94,674
Lockheed Martin Corp.	2,400	180,840
Lowe's Cos., Inc.	6,300	147,357
LSI Corp. (a)	6,000	36,060

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
M & T Bank Corp.	800	$53,512
Macy's, Inc.	3,778	63,319
Manpower, Inc.	800	43,664
Marathon Oil Corp.	5,300	165,466
Marriott International, Inc., Class A	403	10,982
Marsh & McLennan Cos., Inc.	4,800	105,984
Marshall & Ilsley Corp.	3,498	19,064
Masco Corp.	5,900	81,479
McDonald's Corp.	5,200	324,688
McKesson Corp.	2,583	161,437
MeadWestvaco Corp.	3,600	103,068
Medco Health Solutions, Inc. (a)	3,646	233,016
Medtronic, Inc.	8,000	351,840
MEMC Electronic Materials, Inc. (a)	4,200	57,204
Merck & Co., Inc.	16,300	595,602
MetLife, Inc.	5,400	190,890
Microchip Technology, Inc.	2,000	58,120
Micron Technology, Inc. (a)	6,700	70,752
Microsoft Corp.	89,500	2,728,855
Monsanto Co.	10,667	872,027
Moody's Corp.	2,100	56,280
Mosaic Co.	4,000	238,920
Motorola, Inc. (a)	21,700	168,392
National Semiconductor Corp.	2,900	44,544
National-Oilwell Varco, Inc.	634	27,953
NetApp, Inc. (a)	3,600	123,804
Newmont Mining Corp.	10,400	492,024
News Corp., Class A	21,945	300,427
News Corp., Class B	15,548	247,524
NII Holdings, Inc., Class B (a)	600	20,148
NiSource, Inc.	4,449	68,426
Noble Energy, Inc.	400	28,488
Norfolk Southern Corp.	2,500	131,050
Northern Trust Corp.	3,900	204,360
Northrop Grumman Corp.	2,600	145,210
Nucor Corp.	2,850	132,952
NVIDIA Corp. (a)	4,500	84,060
NYSE Euronext	700	17,710
Occidental Petroleum Corp.	6,000	488,100
Omnicom Group, Inc.	4,900	191,835
Oracle Corp.	40,414	991,760
PACCAR, Inc.	2,862	103,805
Parker Hannifin Corp.	3,700	199,356
Paychex, Inc.	3,900	119,496
Peabody Energy Corp.	3,100	140,151

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
PepsiCo, Inc.	10,000	$608,000
Pfizer, Inc.	60,086	1,092,964
PG&E Corp.	3,000	133,950
Philip Morris International, Inc.	12,417	598,375
Pitney Bowes, Inc.	2,100	47,796
Plum Creek Timber Co., Inc. (REIT)	800	30,208
PNC Financial Services Group, Inc.	4,200	221,718
PPG Industries, Inc.	600	35,124
PPL Corp.	3,000	96,930
Praxair, Inc.	2,900	232,899
Principal Financial Group, Inc.	2,800	67,312
Procter & Gamble Co.	24,877	1,508,293
Progress Energy, Inc.	2,700	110,727
Progressive Corp.	5,900	106,141
ProLogis (REIT)	2,200	30,118
Prudential Financial, Inc.	3,300	164,208
Public Service Enterprise Group, Inc.	3,200	106,400
Public Storage (REIT)	600	48,870
Pulte Homes, Inc. (a)	200	2,000
QUALCOMM, Inc.	12,500	578,250
Quest Diagnostics, Inc.	1,600	96,608
Qwest Communications International, Inc.	6,100	25,681
Range Resources Corp.	500	24,925
Raytheon Co.	3,600	185,472
Regency Centers Corp. (REIT)	400	14,024
Regions Financial Corp.	8,500	44,965
Republic Services, Inc.	3,100	87,761
Robert Half International, Inc.	1,500	40,095
Rockwell Automation, Inc.	2,400	112,752
Rockwell Collins, Inc.	1,700	94,112
R.R. Donnelley & Sons Co.	2,000	44,540
Safeway, Inc.	1,800	38,322
Saint Jude Medical, Inc. (a)	2,800	102,984
SanDisk Corp. (a)	1,700	49,283
Sara Lee Corp.	8,400	102,312
Sears Holdings Corp. (a)	100	8,345
Sempra Energy	2,100	117,558
Sherwin-Williams Co.	500	30,825
Simon Property Group, Inc. (REIT)	1,215	96,957
SLM Corp. (a)	3,100	34,937
Southern Co.	5,800	193,256
Southwest Airlines Co.	2,900	33,147
Southwestern Energy Co. (a)	800	38,560
Spectra Energy Corp.	3,908	80,153
Sprint Nextel Corp. (a)	11,800	43,188

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
SPX Corp.	1,000	$54,700
Staples, Inc.	4,275	105,122
Starbucks Corp. (a)	4,100	94,546
Starwood Hotels & Resorts Worldwide, Inc.	4,400	160,908
State Street Corp.	3,300	143,682
Stericycle, Inc. (a)	700	38,619
Stryker Corp.	2,100	105,777
Sun Microsystems, Inc. (a)	7,675	71,915
Sunoco, Inc.	400	10,440
SunTrust Banks, Inc.	3,700	75,073
SUPERVALU, Inc.	255	3,241
Synopsys, Inc. (a)	1,200	26,736
Synthes, Inc.	2,766	362,258
Sysco Corp.	400	11,176
T. Rowe Price Group, Inc.	1,100	58,575
Target Corp.	2,800	135,436
Texas Instruments, Inc.	12,000	312,720
Textron, Inc.	2,700	50,787
Thermo Fisher Scientific, Inc. (a)	548	26,134
Time Warner Cable, Inc.	2,395	99,129
Time Warner, Inc.	14,333	417,664
TJX Cos., Inc.	2,700	98,685
Travelers Cos., Inc.	969	48,314
Tyson Foods, Inc., Class A	338	4,147
Union Pacific Corp.	3,100	198,090
United Parcel Service, Inc., Class B	5,000	286,850
United Technologies Corp.	6,300	437,283
UnitedHealth Group, Inc.	7,554	230,246
Unum Group	3,900	76,128
U.S. Bancorp	8,500	191,335
Valero Energy Corp.	5,644	94,537
Ventas, Inc. (REIT)	800	34,992
VeriSign, Inc. (a)	2,900	70,296
Verizon Communications, Inc.	19,500	646,035
Viacom, Inc., Class B (a)	7,311	217,356
Visa, Inc., Class A	5,000	437,300
Vornado Realty Trust (REIT)	906	63,366
Vulcan Materials Co.	1,450	76,372
Walgreen Co.	3,800	139,536
Wal-Mart Stores, Inc.	12,700	678,815
Walt Disney Co.	16,400	528,900
Washington Post Co., Class B	300	131,880
Waste Management, Inc.	3,800	128,478
Waters Corp. (a)	600	37,176
WellPoint, Inc. (a)	3,500	204,015

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Wells Fargo & Co.	14,600	$394,054
Western Union Co.	7,751	146,106
Weyerhaeuser Co.	2,800	120,792
Williams Cos., Inc.	1,600	33,728
Windstream Corp.	1,611	17,705
WR Berkley Corp.	3,500	86,240
Xcel Energy, Inc.	4,500	95,490
Xerox Corp.	10,400	87,984
Xilinx, Inc.	3,800	95,228
XTO Energy, Inc.	3,882	180,629
Yahoo!, Inc. (a)	13,400	224,852
Yum! Brands, Inc.	3,300	115,401
Zimmer Holdings, Inc. (a)	2,260	133,589
		71,856,735
Total Common Stocks 81.5%		180,694,697
Preferred Stocks 2.7%
Brazil 2.5%
All America Latina Logistica SA	14,700	136,320
Ambev	5,624	567,955
Banco Bradesco SA	27,819	602,070
Bradespar SA	4,465	97,349
CEMIG	8,115	146,985
Companhia Vale do Rio Doce	29,322	726,164
Electrobras SA	7,752	144,073
Gerdau SA	13,710	233,252
Itau Unibanco Banco Multiplo SA	42,786	968,273
Itausa-Investimentos Itau SA	46,212	311,136
Metalurgica Gerdau SA	6,200	122,919
Petroleo Brasileiro SA	54,662	1,158,773
Tele Norte Leste Participacoes SA	9,015	193,139
Usinas Siderurgicas de Minas Gerais SA, Class A	5,144	144,772
		5,553,180
Germany 0.1%
Henkel AG & Co., KGaA	842	43,837
Porsche, Automobil Holdings SE	1,759	110,482
RWE AG	108	9,636
Volkswagen AG	671	63,074
		227,029
Republic of Korea (South Korea) 0.1%
Samsung Electronics Co., Ltd.	286	129,249
Total Preferred Stocks 2.7%		5,909,458

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
Investment Company 0.0%
Canada 0.0%
Bell Aliant Regional Communications Income Fund	457	$12,241
Total Long-Term Investments 84.2% (Cost $174,972,862)		186,616,396

Repurchase Agreements 14.0%
Banc of America Securities ($11,753,931 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $11,753,944)	11,753,931
JPMorgan Chase & Co. ($19,047,604 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $19,047,604)	19,047,604
State Street Bank & Trust Co. ($397,465 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $397,465)	397,465
Total Repurchase Agreements 14.0% (Cost $31,199,000)	31,199,000
Total Investments 98.2% (Cost $206,171,862)	217,815,396
Foreign Currency 0.7% (Cost $1,512,520)	1,504,715
Other Assets in Excess of Liabilities 1.1%	2,359,083
Net Assets 100.0%	$221,679,194

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $94,785,040.

(a)  Non-income producing security.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Forward foreign currency contracts outstanding as of December 31, 2009:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts:
Australian Dollar
1,048,695 expiring 01/14/10	US $	$941,135	$(8,216)
Euro 4,368,225 expiring 01/14/10	US $	6,262,018	(99,996)
318,191 expiring 01/14/10	US $	456,139	(7,287)
1,446,437 expiring 01/14/10	US $	2,073,523	(25,865)
6,439,027 expiring 01/14/10	US $	9,230,592	(123,769)
			(256,917)
Japanese Yen 668,812,821 expiring 01/14/10	US $	7,181,447	(260,142)
1,401,241,784 expiring 01/14/10	US $	15,045,980	(582,014)
401,659,428 expiring 01/14/10	US $	4,312,860	(158,966)
129,661,652 expiring 01/14/10	US $	1,392,255	(50,064)
			(1,051,186)
Pound Sterling 750,397 expiring 01/14/10	US $	1,211,981	(5,876)
2,270,573 expiring 01/14/10	US $	3,667,248	(25,249)
			(31,125)
Swiss Franc 669,379 expiring 01/14/10	US $	647,123	3,050
Total Long Contracts			$(1,344,394)
Short Contracts:
Euro 4,034,642 expiring 01/14/10	US $	$5,783,814	$90,221
315,929 expiring 01/14/10	US $	452,896	6,607
1,371,394 expiring 01/14/10	US $	1,965,946	29,302
			126,130
Japanese Yen 680,316,186 expiring 01/14/10	US $	7,304,966	268,830
1,112,241,438 expiring 01/14/10	US $	11,942,808	459,527
1,100,741,997 expiring 01/14/10	US $	11,819,332	461,692
196,632,480 expiring 01/14/10	US $	2,111,362	82,585
			1,272,634
Pound Sterling 147,946 expiring 01/14/10	US $	238,950	1,259
62,476 expiring 01/14/10	US $	100,907	375
2,854,476 expiring 01/14/10	US $	4,610,320	26,091
			27,725
Swiss Franc 300,428 expiring 01/14/10	US $	290,440	(440)
Total Short Contracts			$1,426,049
Total Forward Foreign Currency Contracts			$81,655

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Futures contracts outstanding as of December 31, 2009:

	Number of Contracts	Unrealized Appreciation/ Depreciation
Long Contracts:
DAX Index, March 2010 (Current Notional Value of $213,760 per contract)	23	$143,959
Dow Jones Euro Stoxx 50 Index, March 2010 (Current Notional Value of $42,641 per contract)	62	89,622
Hang Seng China Ent Index, January 2010 (Current Notional Value of $82,467 per contract)	99	13,386
MSCI Taiwan Index, January 2010 (Current Notional Value of $29,560 per contract)	132	113,520
OMX Stockholm 30 Index, January 2010 (Current Notional Value of $13,340 per contract)	94	7,767
S&P 500 E-Mini Index, March 2010 (Current Notional Value of $55,535 per contract)	113	50,068
SGX CNX NIFTY Index, January 2010 (Current Notional Value of $10,439 per contract)	405	61,974
SGX MSCI Singapore Index, January 2010 (Current Notional Value of $49,788 per contract)	24	24,958
TOPIX Index, March 2010 (Current Notional Value of $97,159 per contract)	23	46,989
Total Long Contracts	975	$552,243

Fair Value Measurements:

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value.

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total	Percent of Net Assets**
Investments in an Asset Position
Common and Preferred Stocks
Advertising	$191,835	$467,485	$—	$659,320	0.3%
Aerospace & Defense	1,782,924	329,906	—	2,112,830	1.0
Agricultural Products	263,919	107,070	—	370,989	0.2
Air Freight & Logistics	495,475	201,409	—	696,884	0.3
Airlines	33,147	70,096	—	103,243	0.0	*
Airport Services	—	5,259	—	5,259	0.0	*
Alternative Carriers	—	804	—	804	0.0	*
Aluminum	121,706	63,662	—	185,368	0.1
Apparel Retail	237,266	504,534	—	741,800	0.3

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total	Percent of Net Assets**
Apparel, Accessories & Luxury Goods	$—	$459,946	$—	$459,946	0.2%
Application Software	520,872	321,454	—	842,326	0.4
Asset Management & Custody Banks	1,113,780	297,196	—	1,410,976	0.6
Auto Parts & Equipment	203,114	286,693	—	489,807	0.2
Automobile Manufacturers	—	3,073,312	—	3,073,312	1.4
Automotive Retail	—	20,950	—	20,950	0.0	*
Biotechnology	1,244,562	51,784	—	1,296,346	0.6
Brewers	47,172	1,514,385	—	1,561,557	0.7
Broadcasting—Diversified	322,634	—	—	322,634	0.1
Broadcasting & Cable TV	782,384	291,608	—	1,073,992	0.5
Building Products	81,479	355,837	—	437,316	0.2
Casinos & Gaming	63,818	20,017	—	83,835	0.0	*
Catalog Retail	66,113	12,791	—	78,904	0.0	*
Coal & Consumable Fuels	364,996	310,006	—	675,002	0.3
Commercial Printing	44,540	55,698	—	100,238	0.0	*
Commodity Chemicals	—	317,600	—	317,600	0.1
Communications Equipment	2,741,710	625,162	—	3,366,872	1.5
Computer & Electronics Retail	104,381	43,679	—	148,060	0.1
Computer Hardware	4,107,908	240,272	—	4,348,180	2.0
Computer Storage & Peripherals	477,661	49,569	—	527,230	0.2
Construction & Engineering	444,507	638,490	—	1,082,997	0.5
Construction & Farm Machinery & Heavy Trucks	1,093,871	718,891	—	1,812,762	0.8
Construction Materials	180,163	513,226	—	693,389	0.3
Consumer Electronics	—	502,800	—	502,800	0.2
Consumer Finance	285,309	115,891	—	401,200	0.2
Data Processing & Outsourced Services	1,244,779	—	—	1,244,779	0.6
Department Stores	157,810	582,377	—	740,187	0.3
Distillers & Vintners	—	261,224	—	261,224	0.1
Distributors	—	571,332	—	571,332	0.3
Diversified Banks	2,978,908	15,642,316	—	18,621,224	8.5
Diversified Capital Markets	—	1,687,078	—	1,687,078	0.8
Diversified Chemicals	334,298	1,320,104	—	1,654,402	0.7
Diversified Commercial & Professional Services	150,829	156,699	—	307,528	0.1
Diversified Metals & Mining	544,751	5,359,075	—	5,903,826	2.8
Diversified REIT's	85,920	92,912	—	178,832	0.1
Drug Retail	687,712	—	—	687,712	0.3
Education Services	12,116	16,895	—	29,011	0.0	*
Electric Utilities	1,451,938	1,718,662	—	3,170,600	1.4
Electrical Components & Equipment	440,312	192,147	—	632,459	0.3

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total	Percent of Net Assets**
Electronic Equipment Manufacturers	$115,083	$899,948	$—	$1,015,031	0.5%
Electronic Manufacturing Services	167,149	—	—	167,149	0.1
Environmental & Facilities Services	254,858	6,725	—	261,583	0.1
Fertilizers & Agricultural Chemicals	2,093,842	1,299,876	—	3,393,718	1.5
Food Distributors	11,176	74,911	—	86,087	0.0	*
Food Retail	278,663	1,055,790	—	1,334,453	0.6
Footwear	—	23,992	—	23,992	0.0	*
Forest Products	572,933	—	—	572,933	0.3
Gas Utilities	—	304,533	—	304,533	0.1
General Merchandise Stores	184,917	—	—	184,917	0.1
Gold	2,600,121	457,659	—	3,057,780	1.4
Health Care Distributors	341,668	11,967	—	353,635	0.2
Health Care Equipment	1,505,601	1,364,174	—	2,869,775	1.3
Health Care Services	478,786	54,854	—	533,640	0.2
Health Care Supplies	—	131,927	—	131,927	0.1
Healthcare	77,748	—	—	77,748	0.0	*
Heavy Electrical Equipment	—	838,835	—	838,835	0.4
Highways & Railtracks	—	147,636	—	147,636	0.1
Home Entertainment Software	63,900	112,479	—	176,379	0.1
Home Furnishing Retail	135,205	—	—	135,205	0.1
Home Furnishings	—	22,361	—	22,361	0.0	*
Home Improvement Retail	331,511	17,236	—	348,747	0.2
Homebuilding	252,598	456,981	—	709,579	0.3
Hotels, Resorts & Cruise Lines	184,566	149,822	—	334,388	0.2
Household Appliances	—	68,066	—	68,066	0.0	*
Household Products	1,937,483	720,426	—	2,657,909	1.2
Housewares & Specialties	8,640	30,312	—	38,952	0.0	*
Human Resource & Employment Services	83,759	33,244	—	117,003	0.1
Hypermarkets & Super Centers	1,352,869	455,266	—	1,808,135	0.8
Independent Power Producers & Energy Traders	200,762	71,239	—	272,001	0.1
Industrial	17,885	30,678	—	48,563	0.0	*
Industrial Conglomerates	1,518,163	1,816,160	—	3,334,323	1.5
Industrial Gases	362,595	271,770	—	634,365	0.3
Industrial Machinery	1,565,854	1,144,130	—	2,709,984	1.2
Industrial REIT's	30,118	—	—	30,118	0.0	*
Insurance Brokers	268,734	—	—	268,734	0.1
Integrated Oil & Gas	6,940,834	10,035,385	—	16,976,219	7.8
Integrated Telecommunication Services	1,861,059	4,026,809	—	5,887,868	2.7
Internet Retail	336,300	—	—	336,300	0.2

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total	Percent of Net Assets**
Internet Software & Services	$1,779,656	$130,719	$—	$1,910,375	0.9%
Investment Banking & Brokerage	1,147,502	313,610	—	1,461,112	0.7
IT Consulting & Other Services	231,320	111,897	—	343,217	0.2
Leisure Facilities	—	26,462	—	26,462	0.0	*
Leisure Products	—	229,243	—	229,243	0.1
Life & Health Insurance	1,363,150	836,919	—	2,200,069	1.0
Life Sciences Tools & Services	140,088	22,723	—	162,811	0.1
Managed Health Care	669,822	—	—	669,822	0.3
Marine	—	68,977	—	68,977	0.0	*
Marine Ports & Services	—	45,419	—	45,419	0.0	*
Metal & Glass Containers	—	41,722	—	41,722	0.0	*
Mortgage REIT's	39,905	—	—	39,905	0.0	*
Motorcycle Manufacturers	83,160	11,302	—	94,462	0.0	*
Movies & Entertainment	1,711,871	113,526	—	1,825,397	0.8
Multi-Line Insurance	39,203	1,449,681	—	1,488,884	0.7
Multi-Sector Holdings	—	583,422	—	583,422	0.3
Multi-Utilities	994,442	782,806	—	1,777,248	0.8
Office	40,242	54,311	—	94,553	0.0	*
Office Electronics	87,984	416,389	—	504,373	0.2
Office Services & Supplies	84,286	23,186	—	107,472	0.0	*
Oil & Gas Drilling	449,825	197,577	—	647,402	0.3
Oil & Gas Equipment & Services	1,154,560	844,909	—	1,999,469	0.9
Oil & Gas Exploration & Production	3,118,246	992,530	1,689	4,112,465	1.9
Oil & Gas Refining & Marketing	104,977	947,187	—	1,052,164	0.5
Oil & Gas Storage & Transportation	425,644	—	—	425,644	0.2
Other Diversified Financial Services	2,956,185	576,658	—	3,532,843	1.6
Packaged Foods & Meats	1,258,066	2,553,104	—	3,811,170	1.7
Paper Packaging	—	115,660	—	115,660	0.1
Paper Products	241,387	283,723	—	525,110	0.2
Personal Products	211,050	207,472	—	418,522	0.2
Pharmaceuticals	4,979,238	3,311,862	—	8,291,100	3.8
Photographic Products	—	33,528	—	33,528	0.0	*
Precious Metals & Minerals	—	431,135	—	431,135	0.2
Property & Casualty Insurance	872,664	531,110	—	1,403,774	0.6
Publishing	279,321	282,416	—	561,737	0.3
Railroads	1,347,774	452,108	—	1,799,882	0.8
Real Estate Management & Development	105,114	2,223,658	—	2,328,772	1.1
Regional Banks	677,221	260,838	—	938,059	0.4
Reinsurance	142,102	331,584	—	473,686	0.2

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total	Percent of Net Assets**
Residential REIT's	$80,136	$—	$—	$80,136	0.0	%*
Restaurants	534,635	—	—	534,635	0.2
Retail REIT's	157,004	381,434	—	538,438	0.2
Semiconductor Equipment	686,664	273,278	—	959,942	0.4
Semiconductors	2,158,376	1,415,570	—	3,573,946	1.6
Soft Drinks	1,391,789	55,882	—	1,447,671	0.7
Specialized Consumer Services	108,576	—	—	108,576	0.0	*
Specialized Finance	163,640	118,028	—	281,668	0.1
Specialized REIT's	139,364	—	—	139,364	0.1
Specialty Chemicals	124,824	460,825	—	585,649	0.3
Specialty Stores	105,122	—	—	105,122	0.0	*
Steel	132,953	3,388,902	—	3,521,855	1.6
Systems Software	3,982,232	118,501	—	4,100,733	1.8
Textiles	—	5,237	—	5,237	0.0	*
Tires & Rubber	—	197,612	—	197,612	0.1
Tobacco	842,121	774,786	—	1,616,907	0.7
Trading Companies & Distributors	—	769,973	—	769,973	0.3
Trucking	—	81,737	—	81,737	0.0	*
Water Utilities	—	45,681	—	45,681	0.0	*
Wireless Telecommunication Services	1,385,906	1,980,807	—	3,366,713	1.5
Total Common and Preferred Stocks	90,371,346	96,231,120	1,689	186,604,155	84.2
Investment Companies	12,241	—	—	12,241	0.0	*
Repurchase Agreements	—	31,199,000	—	31,199,000	14.0
Forward Foreign Currency Contracts	—	1,429,539	—	1,429,539	0.6
Futures	552,243	—	—	552,243	0.3
Total Investments in an Asset Position	$90,935,830	$128,859,659	$1,689	$219,797,178	99.1%
Investments in a Liability Position
Forward Foreign Currency Contracts	$—	$(1,347,884)	$—	$(1,347,884)
Futures	—	—	—	—
Total Investments in a Liability Position	$—	$(1,347,884)	$—	$(1,347,884)

(a)  On December 31, 2009 and June 30, 2009, the Fund held securities classified as Level 3 with market values of zero.

*  Amount is less than 0.1%

**  Summary of Long-Term Investments by Industry Classification totals to 84.2%

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Diversified Metals & Mining	Oil & Gas Exploration & Production	Other Diversified Financial Services	Total Investments
Balance as of 6/30/09	$—	$—	$—	$—
Accrued Discounts/Premiums	—	—	—	—
Realized Gain/Loss	—	—	—	—
Change in Unrealized Appreciation/Depreciation	—	1,689	—	1,689
Net Purchases/Sales	—	—	—	—
Net Transfers in and/or Out of Level 3	—	—	—	—
Balance as of 12/31/09	$—	$1,689	$—	$—
Net change in Unrealized Appreciation/Depreciation from Investments still held as of 12/31/09	—	1,689	—	1,689

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $206,171,862) (including repurchase agreements of $31,199,000)	$217,815,396
Restricted Cash—Foreign Currency (Cost $2,225,346)	2,181,269
Foreign Currency (Cost $1,512,520)	1,504,715
Restricted Cash	142,750
Cash	736
Receivables:
Variation Margin on Futures	552,243
Dividends	341,518
Fund Shares Sold	66,322
Investments Sold	709
Forward Foreign Currency Contracts	1,429,539
Other	136,639
Total Assets	224,171,836
Liabilities:
Payables:
Fund Shares Repurchased	327,895
Investment Advisory Fee	139,850
Distributor and Affiliates	90,042
Forward Foreign Currency Contracts	1,347,884
Directors' Deferred Compensation and Retirement Plans	192,020
Accrued Expenses	394,951
Total Liabilities	2,492,642
Net Assets	$221,679,194
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$237,993,093
Net Unrealized Appreciation	12,250,526
Accumulated Undistributed Net Investment Income	(500,463)
Accumulated Net Realized Loss	(28,063,962)
Net Assets	$221,679,194
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $171,412,435 and 10,696,903 shares of beneficial interest issued and outstanding)	$16.02
Maximum sales charge (5.75%* of offering price)	0.98
Maximum offering price to public	$17.00
Class B Shares: Net asset value and offering price per share (Based on net assets of $23,204,925 and 1,550,639 shares of beneficial interest issued and outstanding)	$14.96
Class C Shares: Net asset value and offering price per share (Based on net assets of $26,859,297 and 1,808,025 shares of beneficial interest issued and outstanding)	$14.86
Class I Shares: Net asset value and offering price per share (Based on net assets of $202,537 and 12,631 shares of beneficial interest issued and outstanding)	$16.04

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $91,847)	$1,787,742
Interest	15,468
Total Income	1,803,210
Expenses:
Investment Advisory Fee	1,087,966
Transfer Agent Fees	415,312
Distribution (12b-1) and Service Fees
Class A	209,306
Class B	30,265
Class C	129,112
Custody	137,368
Reports to Shareholders	75,144
Accounting and Administrative Expenses	74,864
Professional Fees	53,851
Registration Fees	34,426
Directors' Fees and Related Expenses	12,720
Other	17,527
Total Expenses	2,277,861
Expense Reduction	331,620
Net Expenses	1,946,241
Net Investment Loss	$(143,031)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$3,708,832
Futures	4,783,497
Forward Foreign Currency Contracts	(743,576)
Foreign Currency Transactions	747,322
Net Realized Gain	8,496,075
Unrealized Appreciation/Depreciation:
Beginning of the Period	(22,202,459)
End of the Period:
Investments	11,643,534
Futures	552,243
Forward Commitments	81,655
Foreign Currency Translation	(26,906)
12,250,526
Net Unrealized Appreciation During the Period	34,452,985
Net Realized and Unrealized Gain	$42,949,060
Net Increase in Net Assets From Operations	$42,806,029

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2009		For The Year Ended June 30, 2009
From Investment Activities:
Operations:
Net Investment Income/Loss	$(143,031)		$1,554,279
Net Realized Gain/Loss	8,496,075		(35,169,920)
Net Unrealized Appreciation/Depreciation During the Period	34,452,985		(56,286,230)
Change in Net Assets from Operations	42,806,029		(89,901,871)
Distributions from Net Investment Income:
Class A Shares	–	0–	(774,113)
Class B Shares	–	0–	(130,674)
Class C Shares	–	0-	–	0–
Class I Shares	–	0–	–	0–
	–	0–	(904,787)
Return of Capital Distributions:
Class A Shares	–	0–	(201,317)
Class B Shares	–	0–	(33,984)
Class C Shares	–	0–	–	0–
Class I Shares	–	0–	–	0–
	–	0–	(235,301)
Total Distributions	–	0–	(1,140,088)
Net Change in Net Assets from Investment Activities	42,806,029		(91,041,959)
From Capital Transactions:
Proceeds from Shares Sold	8,510,444		33,408,390
Net Asset Value of Shares Issued Through Dividend Reinvestment	–	0–	1,098,262
Cost of Shares Repurchased	(27,547,677)		(74,416,341)
Net Change in Net Assets from Capital Transactions	(19,037,233)		(39,909,689)
Total Increase/Decrease in Net Assets	23,768,796		(130,951,648)
Net Assets:
Beginning of the Period	197,910,398		328,862,046
End of the Period (Including accumulated undistributed net investment income of $(500,463) and $(357,432), respectively)	$221,679,194		$197,910,398

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$13.08		$18.11	$19.89	$15.84	$13.64	$12.60
Net Investment Income/Loss (a)	(0.00	)(b)	0.10	0.13	0.11	0.09	0.07
Net Realized and Unrealized Gain/Loss	2.94		(5.05)	(1.62)	4.10	2.23	0.99
Total from Investment Operations	2.94		(4.95)	(1.49)	4.21	2.32	1.06
Less:
Distributions from Net Investment Income	–0–		0.06	0.29	0.16	0.12	0.02
Return of Capital Distributions	–0–		0.02	–0–	–0–	–0–	–0–
Total Distributions	–0–		0.08	0.29	0.16	0.12	0.02
Net Asset Value, End of the Period	$16.02		$13.08	$18.11	$19.89	$15.84	$13.64
Total Return* (c)	22.48	%**	–27.19%	–7.64%	26.70%	17.07%	8.45%
Net Assets at End of the Period (In millions)	$171.4		$150.7	$240.8	$263.6	$218.8	$184.6
Ratio of Expenses to Average Net Assets*	1.70%		1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.04%)		0.78%	0.69%	0.61%	0.62%	0.56%
Portfolio Turnover	25	%**	54%	36%	18%	35%	20%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.00%		2.05%	1.74%	1.76%	1.93%	1.90%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.34%)		0.43%	0.65%	0.55%	0.39%	0.36%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Amount is less than $0.01 per share.

(c)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$12.21		$16.87	$18.59	$14.82	$12.74	$11.75
Net Investment Income/Loss (a)	(0.00	)(b)	0.10	0.09	0.09	0.10	0.07
Net Realized and Unrealized Gain/Loss	2.75		(4.69)	(1.52)	3.85	2.10	0.92
Total from Investment Operations	2.75		(4.59)	(1.43)	3.94	2.20	0.99
Less:
Distributions from Net Investment Income	–0–		0.06	0.29	0.17	0.12	–0–
Return of Capital Distributions	–0–		0.01	–0–	–0–	–0–	–0–
Total Distributions	–0–		0.07	0.29	0.17	0.12	–0–
Net Asset Value, End of the Period	$14.96		$12.21	$16.87	$18.59	$14.82	$12.74
Total Return* (c) (d)	22.52	%**	–27.08%	–7.88%	26.73%	17.29%	8.43%
Net Assets at End of the Period (In millions)	$23.2		$24.6	$52.1	$65.2	$81.9	$104.1
Ratio of Expenses to Average Net Assets* (d)	1.70%		1.61%	1.89%	1.71%	1.58%	1.69%
Ratio of Net Investment Income/Loss to Average Net Assets* (d)	(0.04%)		0.83%	0.49%	0.56%	0.67%	0.55%
Portfolio Turnover	25	%**	54%	36%	18%	35%	20%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	2.02%		1.96%	1.94%	1.78%	1.81%	1.89%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	(0.36%)		0.48%	0.44%	0.49%	0.44%	0.35%

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Amount is less than $0.01 per share.

(c)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,	Year Ended June 30,
	2009	2009		2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$12.17	$16.84		$18.54	$14.79	$12.73	$11.83
Net Investment Loss (a)	(0.06)	(0.00	)(b)	(0.01)	(0.02)	(0.02)	(0.03)
Net Realized and Unrealized Gain/Loss	2.75	(4.67)		(1.52)	3.81	2.09	0.93
Total from Investment Operations	2.69	(4.67)		(1.53)	3.79	2.07	0.90
Less:
Distributions from Net Investment Income	–0–	–0–		0.17	0.04	0.01	–0–
Net Asset Value, End of the Period	$14.86	$12.17		$16.84	$18.54	$14.79	$12.73
Total Return* (c)	22.10%**	–27.73%		–8.35%	25.66%	16.27%	7.61%
Net Assets at End of the Period (In millions)	$26.9	$22.7		$35.9	$40.9	$34.3	$33.6
Ratio of Expenses to Average Net Assets*	2.45%	2.45%		2.45%	2.46%	2.45%	2.45%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.79%)	0.02%		(0.07%)	(0.15%)	(0.16%)	(0.22%)
Portfolio Turnover	25%**	54%		36%	18%	35%	20%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.76%	2.80%		2.49%	2.52%	2.68%	2.65%
Ratio of Net Investment Loss to Average Net Assets	(1.10%)	(0.33%)		(0.11%)	(0.21%)	(0.39%)	(0.42%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Amount is less than $0.01 per share.

(c)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

Class I Shares	September 18, 2009 (Commencement of Operations) to December 31, 2009
Net Asset Value, Beginning of the Period	$15.43
Net Investment Income (a)	0.01
Net Realized and Unrealized Gain	0.60
Total from Investment Operations	0.61
Net Asset Value, End of the Period	$16.04
Total Return* (b)	3.95%**
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets*	1.45%
Ratio of Net Investment Income to Average Net Assets*	0.22%
Portfolio Turnover	25%**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.73%
Ratio of Net Investment Loss to Average Net Assets	(0.06%)

**  Non-Annualized

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited)

1.  Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 as amended, (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-trade securities), analysis of the issuer's

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B.  Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carry forward of $4,506,994, which will expire according to the following schedule:

Amount	Expiration
$755,909	June 30, 2012
3,751,085	June 30, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$210,454,800
Gross tax unrealized appreciation	$31,401,876
Gross tax unrealized depreciation	(24,041,280)
Net tax unrealized appreciation on investments	$7,360,596

F.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the year ended June 30, 2009 was as follows:

Distributions paid from:
Ordinary income	$904,787
Return of Capital	235,301
$1,140,088

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

G.  Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H.  Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 22, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

The Fund's Adviser is currently waiving or reimbursing all or a portion of the Fund's advisory fees or other expenses. This resulted in net expense ratios of 1.70%, 1.70%, 2.45% and 1.45% for Classes A, B, C and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the six months ended December 31, 2009, the Adviser waived or reimbursed approximately $331,600 of advisory fees or other expenses.

For the six months ended December 31, 2009, the Fund recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $26,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $190,500 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of approximately $103,300 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $8,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $17,600. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the six months ended December 31, 2009 and the year ended June 30, 2009, transactions were as follows:

	For The Six Months Ended December 31, 2009		For The Year Ended June 30, 2009
	Shares	Value	Shares	Value
Sales:
Class A	414,554	$6,263,431	2,029,911	$26,123,234
Class B	63,837	898,133	397,323	4,837,600
Class C	81,944	1,141,673	204,551	2,447,556
Class I	13,424	207,207	–0–	–0–
Total Sales	573,759	$8,510,444	2,631,785	$33,408,390
Dividend Reinvestment:
Class A	–0–	$–0–	94,429	$938,073
Class B	–0–	–0–	17,261	160,189
Class C	–0–	–0–	–0–	–0–
Class I	–0–	–0–	–0–	–0–
Total Dividend Reinvestment	–0–	$–0–	111,690	$1,098,262

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

	For The Six Months Ended December 31, 2009		For The Year Ended June 30, 2009
	Shares	Value	Shares	Value
Repurchases:
Class A	(1,238,586)	$(18,581,253)	(3,903,635)	$(50,208,247)
Class B	(524,281)	(7,050,820)	(1,494,846)	(18,516,317)
Class C	(135,672)	(1,903,049)	(473,787)	(5,691,777)
Class I	(793)	(12,555)	–0–	–0–
Total Repurchases	(1,899,332)	$(27,547,677)	(5,872,268)	$(74,416,341)

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $45,060,703 and $67,694,928, respectively.

5.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.

Summarized below are specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the six months ended December 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $93,322,556 and $353,198,591, respectively.

B.  Futures Contracts The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities or foreign

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

Transactions in futures contracts for the six months ended December 31, 2009, were as follows:

Number of Contracts
Outstanding at June 30, 2009	810
Futures Opened	6,389
Futures Closed	(6,224)
Outstanding at December 31, 2009	975

The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2009.

	Asset Derivatives			Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity Contracts	Variation Margin			Variation Margin
	on Futures	$552,243	*	on Futures	$–0– *
Foreign Exchange	Forward Foreign			Forward Foreign
Contracts	Currency Contracts	1,429,539		Currency Contracts	(1,347,884)
Total		$1,981,782			$(1,347,884)

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments Footnotes. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

The following tables set forth by primary risk exposure the Fund's realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended December 31, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures	Forward Foreign Currency Contracts	Total
Equity Contracts	$4,783,497	$–0–	$4,783,497
Foreign Exchange Contracts	–0–	(743,576)	(743,576)
Total	$4,783,497	$(743,576)	$4,039,921
Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures	Forward Foreign Currency Contracts	Total
Equity Contracts	$390,671	$–0–	$390,671
Foreign Exchange Contracts	–0–	24,187	24,187
Total	$390,671	$24,187	$414,858

6. Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $427,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Event

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the "Transaction"). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with Van Kampen Asset Management, a subsidiary

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund's Board of Directors (the "Board") has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the "Acquiring Fund"), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the "Reorganization"). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement

On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Global Equity Allocation Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Your Notes

Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
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•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products

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Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
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and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with

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Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
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them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

450, 550, 650
MSGESAN 02/10
IU10-00805P-Y12/09

SEMIANNUAL REPORT

December 31, 2009

MUTUAL FUNDS

Van Kampen

Global Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98		I Shares since 10/13/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charges	w/o sales charges	w/max 5.00% sales charges	w/o sales charges	w/max 1.00% sales charges	w/o sales charges
Since Inception	11.79%	11.20%	11.18%	11.18%	11.01%	11.01%	2.32%
10-year	10.31	9.66	9.65	9.65	9.48	9.48	—
5-year	6.46	5.20	6.02	5.82	5.67	5.67	—
1-year	29.26	21.86	29.22	24.22	28.27	27.27	29.64
6-month	23.39	16.28	23.34	18.34	22.94	21.94	23.59
Gross Expense Ratio	1.28%		1.28%		2.00%		1.03%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund's fiscal year-end as outlined in the fund's current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund's average daily net assets for Class A shares and up to 1.00 percent for per year of the fund's average daily net assets for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report

For the six-month period ended December 31, 2009

Market Conditions

The MSCI World Index rose by 18.7 percent in the six months ending December 31, 2009 in local currency terms. A central theme of dollar weakness for much of the period against most currencies magnified the local return to a 22.2 percent increase for the period in U.S. dollar terms.

The standout countries for the period were the commodity-based countries, Australia (up 39.7 percent in dollar terms) and the Nordic countries (up 24.1 percent). The Euro bloc also outperformed (up 26.9 percent), and despite its somewhat rickety economy, the U.K. managed to close up 26.8 percent. Japan, however, put in the worst performance, up just 3.6 percent for the period under review.

On a sector basis, the cyclical sectors continued to lead the way with the materials (up 33.3 percent), information technology (up 25.4 percent) and consumer discretionary (up 24.2 percent) sectors outperforming. The defensive utilities (up 13.6 percent), telecommunications (up 18.2 percent), energy (up 18.6 percent) and consumer staples (up 20.6 percent) sectors continued to underperform.

However, by the fourth quarter 2009, markets generally saw some sector rotation from financials (down 3.6 percent for the quarter) to some defensive sectors (health care up 7.4 percent for the quarter, consumer staples up 6.3 percent, and energy up 5.8 percent), although some cyclical sectors such as materials (up 11.2 percent for the quarter) and information technology (up 8.1 percent) remained strong.

Using our usual yardstick of valuation, the market clearly believes that over-indebted Anglo-Saxon economies (especially the U.S.) will see a fairly normal cyclical recovery and has rated stocks accordingly, particularly banks, industrials and certain materials stocks. A normal cyclical recovery in the U.S. would generally involve a recovery in consumer demand and business investment, with re-leveraging and the consequent tightening of monetary policy as the early signs of inflation start to pick up. However, the evidence still suggests a backdrop of deleveraging, high unemployment and sluggish personal income growth, which indicates a sluggish consumer backdrop. If this remains the case going forward, which we believe it will, the U.S. likely faces a long period of sluggish top line growth and, consequently, low interest rates for some time to come.

Performance Analysis

All share classes of Van Kampen Global Franchise Fund outperformed the Morgan Stanley Capital International (MSCI) World Index with net dividends (the "Index") for the six months ended December 31, 2009, assuming no deduction of applicable sales charges.

2

Total returns for the six-month period ended December 31, 2009

Class A	Class B	Class C	Class I	Morgan Stanley Capital International (MSCI) World Index with net dividends
23.39%	23.34%	22.94%	23.59%	22.23%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Performance relative to the Index during the reporting period was influenced by a number of factors.

•  The Fund's outperformance relative to the Index was driven by strong stock selection in consumer staples and industrials.

•  Underweights in the weakest parts of the market (primarily the defensive utilities and energy sectors) also added to performance. Generally, the Global Franchise management team avoids companies that rely on substantial leverage to generate returns on their capital.

•  However, the overweight allocation to consumer staples slightly detracted from performance on a relative basis, as this sector continued to lag as the market's appetite for leverage and risk-taking rewarded cyclicality for most of the period.

Market Outlook

The evidence still suggests a backdrop of deleveraging and sluggish personal income growth, which indicates a sluggish consumer backdrop for a probably extended period.

We continue to like consumer staples and high quality generally, which look very undervalued against 10-year bond yields, particularly if interest rates do indeed remain low for much longer than most expect.

In all market environments we continue to seek investment opportunities in companies with strong business franchises protected by dominant intangible assets. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Fund to outperform broadly-based benchmarks over the long term with less than average volatility.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 12/31/09 (Unaudited)
British American Tobacco PLC	8.1%
Imperial Tobacco Group PLC	5.9
Nestle SA (Registered)	5.3
Swedish Match AB	5.1
Philip Morris International, Inc.	4.7
Unilever PLC	4.5
Experian PLC	4.4
Cadbury PLC	4.1
Procter & Gamble Co.	3.9
Reckitt Benckiser PLC	3.9
Summary of Investments by Country Classification as of 12/31/09 (Unaudited)
United States	32.6%
United Kingdom	28.8
Switzerland	8.8
Netherlands	6.6
Sweden	5.1
Jersey	4.4
Finland	3.2
France	2.9
Japan	2.3
Total Long-Term Investments	94.7
Total Repurchase Agreements	5.0
Total Investments	99.7
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

* Amount is less than 0.1%.

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

5

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09-12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/09	12/31/09	7/1/09-12/31/09
Class A
Actual	$1,000.00	$1,233.91	$7.15
Hypothetical	1,000.00	1,018.80	6.46
(5% annual return before expenses)
Class B
Actual	1,000.00	1,233.35	7.15
Hypothetical	1,000.00	1,018.80	6.46
(5% annual return before expenses)
Class C
Actual	1,000.00	1,229.42	11.29
Hypothetical	1,000.00	1,015.07	10.21
(5% annual return before expenses)
Class I
Actual	1,000.00	1,235.87	5.75
Hypothetical	1,000.00	1,020.06	5.19
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.27%, 1.27%, 2.01% and 1.02% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

6

Van Kampen Global Franchise Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited)

Description	Number of Shares	Value
Common Stocks 94.7%
Finland 3.2%
Kone Oyj, Class B	1,168,322	$49,934,275
France 2.9%
Groupe DANONE	734,183	44,711,215
Japan 2.3%
Kao Corp.	1,557,400	36,357,394
Jersey 4.4%
Experian PLC	6,922,751	68,435,727
Netherlands 6.6%
Reed Elsevier NV	3,826,243	46,948,152
Wolters Kluwer NV CVA	2,539,268	55,656,133
		102,604,285
Sweden 5.1%
Swedish Match AB	3,614,659	79,016,731
Switzerland 8.8%
Nestle SA (Registered)	1,688,019	82,008,686
Novartis AG	1,022,193	55,691,356
		137,700,042
United Kingdom 28.8%
British American Tobacco PLC	3,878,414	125,818,087
Cadbury PLC	4,924,055	63,363,746
Diageo PLC	2,158,665	37,645,765
Imperial Tobacco Group PLC	2,904,715	91,542,653
Reckitt Benckiser PLC	1,105,821	59,911,002
Unilever PLC	2,173,405	69,568,942
		447,850,195
United States 32.6%
Brown-Forman Corp., Class B	633,330	33,927,488
Career Education Corp. (a)	917,658	21,390,608
Dr. Pepper Snapple Group, Inc.	1,493,838	42,275,615
eBay, Inc. (a)	2,066,021	48,634,134
Fortune Brands, Inc.	688,153	29,728,210
Kellogg Co.	889,076	47,298,843
McGraw-Hill Cos., Inc.	1,317,183	44,138,802
Moody's Corp.	1,404,974	37,653,303
Philip Morris International, Inc.	1,506,140	72,580,887
Procter & Gamble Co.	1,012,255	61,373,021
Scotts Miracle-Gro Co., Class A	624,650	24,554,992

See Notes to Financial Statements
7

Van Kampen Global Franchise Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Description	Number of Shares	Value
United States (Continued)
Starbucks Corp. (a)	713,234	$16,447,176
Weight Watchers International, Inc.	929,159	27,094,277
		507,097,356
Total Long-Term Investments 94.7% (Cost $1,156,587,505)		1,473,707,220

Repurchase Agreements 5.0%
Banc of America Securities ($28,933,681 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $28,933,713)	28,933,681
JPMorgan Chase & Co. ($46,887,914 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $46,887,914)	46,887,914
State Street Bank & Trust Co. ($978,405 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $978,405)	978,405
Total Repurchase Agreements 5.0% (Cost $76,800,000)	76,800,000
Total Investments 99.7% (Cost $1,233,387,505)	1,550,507,220
Foreign Currency 0.0% (Cost $221,227)	216,874
Other Assets in Excess of Liabilities 0.3%	5,050,685
Net Assets 100.0%	$1,555,774,779

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $966,609,864.

(a)  Non-income producing security.

CVA—Certification Van Aandelen

See Notes to Financial Statements
8

Van Kampen Global Franchise Fund

Portfolio of Investments ■ December 31, 2009 (Unaudited) continued

Forward foreign currency contracts outstanding as of December 31, 2009:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
Pound Sterling
30,112,500 expiring 01/07/10	US $	$48,637,196	$1,222,781
30,112,500 expiring 01/07/10	US $	48,637,196	1,192,066
30,112,500 expiring 01/07/10	US $	48,637,195	1,224,588
30,112,500 expiring 01/07/10	US $	48,637,195	1,222,088
		$194,548,782	$4,861,523

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value.

Investments	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets
Investments in an Asset Position
Common Stocks
Tobacco	$72,580,887	$296,377,471	$—	$368,958,358	23.7%
Packaged Foods & Meats	47,298,843	259,652,589	—	306,951,432	19.7
Household Products	61,373,021	96,268,396	—	157,641,417	10.1
Publishing	44,138,802	102,604,285	—	146,743,087	9.4
Distillers & Vintners	33,927,488	37,645,765	—	71,573,253	4.6
Diversified Commercial & Professional Services	—	68,435,727	—	68,435,727	4.4
Pharmaceuticals	—	55,691,356	—	55,691,356	3.6
Industrial Machinery	—	49,934,275	—	49,934,275	3.2
Internet Software & Services	48,634,134	—	—	48,634,134	3.1
Soft Drinks	42,275,615	—	—	42,275,615	2.7
Specialized Finance	37,653,303	—	—	37,653,303	2.4
Housewares & Specialties	29,728,210	—	—	29,728,210	1.9
Specialized Consumer Services	27,094,277	—	—	27,094,277	1.8
Fertilizers & Agricultural Chemicals	24,554,992	—	—	24,554,992	1.6
Education Services	21,390,608	—	—	21,390,608	1.4
Restaurants	16,447,176	—	—	16,447,176	1.1
Repurchase Agreements	—	76,800,000		76,800,000	5.0
Forward Foreign Currency Contracts	—	4,861,523		4,861,523	0.3
Total Investments in an Asset Position	$507,097,356	$1,048,271,387	$—	$1,555,368,743	100.0%

See Notes to Financial Statements
9

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

December 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,233,387,505)	$1,550,507,220
Foreign Currency (Cost $221,227)	216,874
Cash	848
Receivables:
Fund Shares Sold	3,751,748
Dividends	2,767,561
Distributor	183,005
Forward Foreign Currency Contracts	4,861,523
Other	340,301
Total Assets	1,562,629,080
Liabilities:
Payables:
Fund Shares Repurchased	4,225,774
Investment Advisory Fee	972,307
Affiliates	170,342
Directors' Deferred Compensation and Retirement Plans	429,061
Accrued Expenses	1,056,817
Total Liabilities	6,854,301
Net Assets	$1,555,774,779
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$1,380,111,412
Net Unrealized Appreciation	322,086,128
Accumulated Undistributed Net Investment Income	2,682,130
Accumulated Net Realized Loss	(149,104,891)
Net Assets	$1,555,774,779
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $999,380,923 and 51,949,875 shares of beneficial interest issued and outstanding)	$19.24
Maximum sales charge (5.75%* of offering price)	1.17
Maximum offering price to public	$20.41
Class B Shares: Net asset value and offering price per share (Based on net assets of $269,611,278 and 14,681,614 shares of beneficial interest issued and outstanding)	$18.36
Class C Shares: Net asset value and offering price per share (Based on net assets of $220,491,837 and 11,796,923 shares of beneficial interest issued and outstanding)	$18.69
Class I Shares: Net asset value and offering price per share (Based on net assets of $66,290,741 and 3,453,471 shares of beneficial interest issued and outstanding)	$19.20

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
10

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Operations

For the Six Months Ended December 31, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $102,700)	$10,273,880
Interest	29,423
Total Income	10,303,303
Expenses:
Investment Advisory Fee	5,008,659
Distribution (12b-1) and Service Fees
Class A	1,038,006
Class B	315,634
Class C	922,135
Transfer Agent Fees	1,160,770
Reports to Shareholders	212,821
Accounting and Administrative Expenses	122,491
Custody	78,945
Professional Fees	69,774
Registration Fees	26,206
Directors' Fees and Related Expenses	9,460
Other	26,644
Total Expenses	8,991,545
Net Investment Income	$1,311,758
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(10,832,639)
Foreign Currency Transactions	166,107
Forward Foreign Currency Contracts	(2,887,647)
Net Realized Loss	(13,554,179)
Unrealized Appreciation/Depreciation During the Period:
Investments	268,078,700
Forward Foreign Currency Contracts	5,778,386
Foreign Currency Translation	46,146
Net Unrealized Appreciation During the Period	273,903,232
Net Realized and Unrealized Gain	$260,349,053
Net Increase in Net Assets from Operations	$261,660,811

See Notes to Financial Statements
11

Van Kampen Global Franchise Fund

Financial Statements continued

Statements of Changes in Net Assets (Unaudited)

	For The Six Months Ended December 31, 2009	For The Year Ended June 30, 2009
From Investment Activities:
Operations:
Net Investment Income	$1,311,758	$18,329,421
Net Realized Loss	(13,554,179)	(88,837,120)
Net Unrealized Appreciation/Depreciation During the Period	273,903,232	(188,416,459)
Change in Net Assets from Operations	261,660,811	(258,924,158)
Distributions from Net Investment Income:
Class A Shares	(16,991,336)	(46,890,825)
Class B Shares	(4,828,028)	(17,059,491)
Class C Shares	(2,752,395)	(9,467,420)
Class I Shares	(1,203,061)	(2,930,148)
	(25,774,820)	(76,347,884)
Distributions from Net Realized Gain:
Class A Shares	-0-	(86,875,451)
Class B Shares	-0-	(30,859,851)
Class C Shares	-0-	(20,811,793)
Class I Shares	-0-	(5,137,842)
	-0-	(143,684,937)
Total Distributions	(25,774,820)	(220,032,821)
Net Change in Net Assets from Investment Activities	235,885,991	(478,956,979)
From Capital Transactions:
Proceeds from Shares Sold*	404,582,792	86,217,928
Net Asset Value of Shares Issued Through Dividend Reinvestment	24,297,437	204,741,520
Cost of Shares Repurchased	(174,421,099)	(548,516,821)
Net Change in Net Assets from Capital Transactions	254,459,130	(257,557,373)
Total Increase/Decrease in Net Assets	490,345,121	(736,514,352)
Net Assets:
Beginning of the Period	1,065,429,658	1,801,944,010
End of the Period (Including accumulated undistributed net investment income of $2,682,130 and $27,145,192, respectively)	$1,555,774,779	$1,065,429,658

*  For the six months ended December 31, 2009, Proceeds from Shares Sold includes $177,157,961 of proceeds from shares acquired through a merger (See Note 3 in the Notes to Financial Statements).

See Notes to Financial Statements
12

Van Kampen Global Franchise Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$15.87		$22.62	$28.95	$25.43	$23.31	$21.04
Net Investment Income (a)	0.03		0.27	0.56	0.50	0.33	0.38
Net Realized and Unrealized Gain/Loss	3.68		(3.68)	(4.20)	5.08	3.35	2.13
Total from Investment Operations	3.71		(3.41)	(3.64)	5.58	3.68	2.51
Less:
Distributions from Net Investment Income	0.34		1.17	0.21	0.03	0.39	-0-
Distributions from Net Realized Gain	-0-		2.17	2.48	2.03	1.17	0.24
Total Distributions	0.34		3.34	2.69	2.06	1.56	0.24
Net Asset Value, End of the Period	$19.24		$15.87	$22.62	$28.95	$25.43	$23.31
Total Return (b)	23.39	%*	–13.53%	–13.89%	22.80%	16.34%	12.02%
Net Assets at End of the Period (In millions)	$999.4		$651.9	$1,118.0	$1,646.6	$1,399.1	$1,272.4
Ratio of Expenses to Average Net Assets	1.27%		1.28%	1.17%	1.18%	1.22%	1.28%
Ratio of Net Investment Income to Average Net Assets	0.29%		1.54%	2.12%	1.83%	1.34%	1.70%
Portfolio Turnover	11	%*	15%	28%	19%	20%	14%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*  Non-Annualized

See Notes to Financial Statements
13

Van Kampen Global Franchise Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009		2008		2007	2006	2005
Net Asset Value, Beginning of the Period	$15.16		$21.84		$27.93		$24.74	$22.73	$20.68
Net Investment Income (a)	0.03		0.26		0.51		0.28	0.14	0.20
Net Realized and Unrealized Gain/Loss	3.50		(3.57)		(4.06)		4.94	3.27	2.09
Total from Investment Operations	3.53		(3.31)		(3.55)		5.22	3.41	2.29
Less:
Distributions from Net Investment Income	0.33		1.20		0.06		-0-	0.23	-0-
Distributions from Net Realized Gain	-0-		2.17		2.48		2.03	1.17	0.24
Total Distributions	0.33		3.37		2.54		2.03	1.40	0.24
Net Asset Value, End of the Period	$18.36		$15.16		$21.84		$27.93	$24.74	$22.73
Total Return (b)	23.34	%(c)*	–13.55	%(c)	–14.01	%(c)	21.91%	15.45%	11.16%
Net Assets at End of the Period (In millions)	$269.6		$221.1		$369.4		$529.9	$485.2	$465.1
Ratio of Expenses to Average Net Assets	1.27	%(c)	1.28	%(c)	1.33	%(c)	1.93%	1.98%	2.03%
Ratio of Net Investment Income to Average Net Assets	0.31	%(c)	1.55	%(c)	1.98	%(c)	1.06%	0.57%	0.93%
Portfolio Turnover	11	%*	15%		28%		19%	20%	14%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

*  Non-Annualized

See Notes to Financial Statements
14

Van Kampen Global Franchise Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended December 31,		Year Ended June 30,
	2009		2009		2008		2007		2006		2005
Net Asset Value, Beginning of the Period	$15.40		$21.99		$28.21		$24.97		$22.92		$20.85
Net Investment Income/Loss (a)	(0.04)		0.14		0.36		0.29		0.14		0.20
Net Realized and Unrealized Gain/Loss	3.57		(3.57)		(4.09)		4.98		3.31		2.11
Total from Investment Operations	3.53		(3.43)		(3.73)		5.27		3.45		2.31
Less:
Distributions from Net Investment Income	0.24		0.99		0.01		-0-		0.23		-0-
Distributions from Net Realized Gain	-0-		2.17		2.48		2.03		1.17		0.24
Total Distributions	0.24		3.16		2.49		2.03		1.40		0.24
Net Asset Value, End of the Period	$18.69		$15.40		$21.99		$28.21		$24.97		$22.92
Total Return (b)	22.94	%(c)*	–14.19	%(c)	–14.51	%(c)	21.91	%(c)	15.49	%(c)	11.17%
Net Assets at End of the Period (In millions)	$220.5		$149.1		$263.0		$382.0		$337.7		$323.4
Ratio of Expenses to Average Net Assets	2.01	%(c)	2.00	%(c)	1.90	%(c)	1.93	%(c)	1.94	%(c)	2.03%
Ratio of Net Investment Income/Loss to Average Net Assets	(0.44	%)(c)	0.81	%(c)	1.41	%(c)	1.07	%(c)	0.60	%(c)	0.93%
Portfolio Turnover	11	%*	15%		28%		19%		20%		14%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

*  Non-Annualized

See Notes to Financial Statements
15

Van Kampen Global Franchise Fund

Financial Highlights (Unaudited) continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Six Months Ended December 31,		Year Ended June 30,		October 13, 2006 (Commencement of Operations) to
	2009		2009	2008	June 30, 2007
Net Asset Value, Beginning of the Period	$15.84		$22.63	$28.95	$26.89
Net Investment Income (a)	0.05		0.33	0.81	0.39
Net Realized and Unrealized Gain/Loss	3.68		(3.71)	(4.36)	3.80
Total from Investment Operations	3.73		(3.38)	(3.55)	4.19
Less:
Distributions from Net Investment Income	0.37		1.24	0.29	0.10
Distributions from Net Realized Gain	-0-		2.17	2.48	2.03
Total Distributions	0.37		3.41	2.77	2.13
Net Asset Value, End of the Period	$19.20		$15.84	$22.63	$28.95
Total Return (b)	23.59	%*	–13.36%	–13.65%	16.45%*
Net Assets at End of the Period (In thousands)	$66,290.7		$43,296.2	$51,540.4	$18.6
Ratio of Expenses to Average Net Assets	1.02%		1.03%	0.92%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.56%		1.95%	3.20%	2.03%
Portfolio Turnover	11	%*	15%	28%	19%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*  Non-Annualized

See Notes to Financial Statements
16

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited)

1.  Significant Accounting Policies

Van Kampen Global Franchise Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Forward foreign currency contracts are valued using quoted foreign exchange rates. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of

17

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

the NYSE, as determined in good faith under procedures established by the Board of Directors. Short-term securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B.  Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

18

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $9,615,578, which will expire on June 30, 2017.

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,266,218,841
Gross tax unrealized appreciation	$361,189,909
Gross tax unrealized depreciation	(76,901,530)
Net tax unrealized appreciation on investments	$284,288,379

F.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the year ended June 30, 2009 were as follows:

Distributions paid from:
Ordinary income	$92,532,118
Long-term capital gain	157,140,642
$249,672,760

As of June 30, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$25,767,231

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

19

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

G.  Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H.  Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	0.80%
Next $500 million	0.75%
Over $1 billion	0.70%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited (each a "Subadviser" and a wholly owned subsidiary of Morgan Stanley). The Subadvisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and directors. The Adviser pays each Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

For the six months ended December 31, 2009, the Fund recognized expenses of approximately $30,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $66,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

20

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2009, the Fund recognized expenses of approximately $406,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of approximately $324,500 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the six months ended December 31, 2009,Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $364,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $90,500. Sales charges do not represent expenses of the Fund.

For the six months ended December 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $5,112.

3.  Capital Transactions

For the six months ended December 31, 2009 and year ended June 30, 2009, transactions were as follows:

	For The Six Months Ended December 31, 2009		For The Year Ended June 30, 2009
	Shares	Value	Shares	Value
Sales:
Class A	16,298,583	$298,726,377	2,672,366	$44,078,371
Class B	1,697,057	29,757,297	399,578	6,139,860
Class C	3,030,214	54,225,683	515,251	7,666,264
Class I	1,179,140	21,873,435	1,693,312	28,333,433
Total Sales	22,204,994	$404,582,792	5,280,507	$86,217,928
Dividend Reinvestment:
Class A	869,283	$16,444,890	8,844,146	$126,820,779
Class B	253,388	4,576,175	3,282,449	44,969,558
Class C	123,250	2,266,569	1,780,004	24,884,451
Class I	53,514	1,009,803	564,107	8,066,732
Total Dividend Reinvestment	1,299,435	$24,297,437	14,470,706	$204,741,520
Repurchases:
Class A	(6,299,870)	$(114,567,868)	(19,855,490)	$(342,781,411)
Class B	(1,858,374)	(32,291,035)	(6,010,855)	(98,057,245)
Class C	(1,038,380)	(18,340,937)	(4,571,200)	(77,420,332)
Class I	(512,079)	(9,221,259)	(1,802,432)	(30,257,833)
Total Repurchases	(9,708,703)	$(174,421,099)	(32,239,977)	$(548,516,821)

21

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

On October 2, 2009, the Fund acquired all of the assets and liabilities of the Van Kampen Global Value Equity Fund ("Global Value Equity") through a tax free reorganization approved by Global Value Equity's shareholders on August 27, 2009. The Fund issued 8,328,071, 717,692, 799,563 and 10,607 shares of Classes A, B, C and I valued at $150,571,514, $12,394,541, $14,000,346 and $191,560, respectively, in exchange for Global Value Equity's net assets. The shares of Global Value Equity were converted into Fund shares at a ratio 0.410 to 1, 0.420 to 1, 0.409 to 1 and 0.409 to 1 for Classes A, B, C and I, respectively. Net unrealized depreciation of Global Value Equity as of October 2, 2009 was $36,949,896. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended December 31, 2009. Combined net assets on the day of reorganization were $1,385,422,196. Included in these net assets was a capital loss carryforward of $110,866,508, deferred compensation of $92,232, deferred pension of $69,762 and the deferral of losses related to wash sale transactions of $897,463.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $283,641,785 and $134,015,726, respectively.

5.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $133,000 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in

22

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on forward foreign currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the six months ended December 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $312,815,809 and $510,976,333, respectively.

FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly know as FAS 161), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2009.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange	Forward Foreign		Forward Foreign
Contracts	Currency Contracts	$4,861,523	Currency Contracts	$-0-

The following tables set forth by primary risk exposure the Fund's realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended December 31, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$(2,887,647)
Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$5,778,386

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ December 31, 2009 (Unaudited) continued

8.  Significant Event

On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the "Transaction"). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund's Board of Directors (the "Board") has approved, subject to shareholder approval, that the Fund be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the "Acquiring Fund"), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Fund (the "Reorganization"). The proposed Reorganization will be presented to shareholders of the Fund at a special meeting of shareholders. If shareholders of the Fund approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

9.  Accounting Pronouncement

On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

24

Van Kampen Global Franchise Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue

New York, New York 10036

Investment Subadviser

Morgan Stanley Investment
Management Limited

25 Cabot Square,

Canary Wharf

London, England E14 4QA

Morgan Stanley Investment
Management Company

23 Church Street

16-01 Capital Square,

Singapore 049481

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue

New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286

Kansas City, Missouri 64121-9186

Custodian

State Street Bank
and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive

Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606-4301

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

25

Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products

(continued on next page)

Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with

(continued on next page)

Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

475,575,675,676
GLFSAN 02/10
IU10-00787P-Y12/09

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  Code of Ethics — Not applicable for semi-annual reports.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Series Funds, Inc.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: February 18, 2010

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: February 18, 2010